Exhibit 10.13

24.01.2003
Final

RAHMENLEISTUNGSVERTRAG

zwischen

Deutsche Telekom AG

- nachfolgend “DTAG” oder “Leistungsgeber” genannt -

und

Kabel Bayern GmbH & Co. KG

- nachfolgend “Regionalgesellschaft” oder “Leistungsnehmer” genannt -

- die DTAG und die Regionalgesellschaft

nachfolgend einzeln oder gemeinsam “Leistungsbeteiligte” genannt -

INHALTSVERZEICHNIS

Vorbemerkungen	4

§ 1 Grundsätze, Regelungssystem	4

§ 2 Art der Leistung, Leistungsumfang	5

§ 3 Vergütung	6

§ 4 Rechnungsstellung, Zahlung	8

§ 5 Leistungsstörungen, Gewährleistungen	9

§ 6 Haftung, Verjährung	10

§ 7 Höhere Gewalt	11

§ 8 Kooperation, Nebenpflichten des Leistungsgebers,	12

Mitwirkungspflichten des Leistungsnehmers	12

§ 9 Geheimhaltung	13

§ 10 Laufzeit des Vertrages; Kündigung	14

§ 11 Streitbeilegung	15

§ 12 Übertragung von Rechten und Pflichten	15

§ 13 Rechte Dritter bei Finanzierung des Leistungsnehmers	22

§ 14 Verschiedenes	22

ANLAGENVERZEICHNIS

TERM SHEETS

Term Sheet Nr. 1	Mitbenutzung von Kabelkanalanlagen

Term Sheet Nr. 2	Angebot zur Nutzung weiterer Kabelkanalkapazitäten

Term Sheet Nr. 3	Glasfaserübertragungssysteme

Term Sheet Nr. 4	Mietflächen für BK-Technik

Term Sheet Nr. 5	Energie für BK-Technik

SONSTIGE ANLAGEN

Anlage RLV 13	Finanzierungsbestimmungen

RAHMENLEISTUNGSVERTRAG DTAG - BAYERN - HENGELER MUELLER

Vorbemerkungen

1.                                       Die Deutsche Telekom AG hat ihren Bereich “Breitbandkabel” (nachfolgend “Breitbandkabel-Geschäft” oder “BK-Geschäft” genannt) mit Einbringungsvertrag vom 22. Dezember 1998 zum 31. Dezember 1998 in die Kabel Deutschland GmbH (nachfolgend “KDG” genannt) eingebracht. Abgesehen von bestimmten zentralen Funktionen hat die KDG ihr gesamtes BK-Geschäft regionalisiert und in verschiedene Regionalgesellschaften eingebracht bzw. ausgegliedert, und zwar in die sechs Regionalgesellschaften in den Regionen Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern, Niedersachsen/Bremen, Berlin/Brandenburg, Sachsen/Sachsen-Anhalt/Thüringen, Rheinland-Pfalz/Saarland und Bayern (die sechs Regionalgesellschaften nachfolgend zusammenfassend die “Einbezogenen Regionalgesellschaften” genannt) sowie in drei weitere Regionalgesellschaften in den Regionen Nordrhein-Westfalen, Baden-Württemberg und Hessen. Die KDG hat dabei mit dem am 26. März 2001 abgeschlossenen Ausgliederungs- und Übernahmevertrag (nachfolgend “Ausgliederungsvertrag” genannt) denjenigen Teil ihres Breitbandkabel-Geschäfts auf den Leistungsnehmer weiter übertragen, der sich auf die Region Bayern bezieht.

2.                                       Die Leistungsbeteiligten haben diesen Rahmenleistungsvertrag und die Term Sheets mit Wirkung zum Änderungsstichtag geändert. Dieser Änderungsstichtag entspricht dem Übertragungstag im Sinne von § 5.1 des Vertrages über den Verkauf und die Abtretung der Tochtergesellschaften der Viola Kabelgesellschaft (Deutschland) mbH und bestimmter Vermögensgegenstände der Deutsche Telekom AG. Unverzüglich nach Eintritt des Änderungsstichtages werden die Leistungsbeteiligten diesem Rahmenleistungsvertrag eine Anlage beifügen, auf der das Datum des Änderungsstichtages benannt ist.

§ 1
Grundsätze, Regelungssystem

1.1                                 Dieser Vertrag regelt die Grundsätze der Erbringung und Abnahme von Lieferungen und Leistungen (nachfolgend zusammenfassend “Leistungen” genannt) zwischen dem Leistungsgeber einerseits und dem Leistungsnehmer andererseits. Die einzelnen Leistungen sind jeweils in sogenannten Term Sheets geregelt, welche diesem Vertrag als Anlagen beigefügt sind oder in der Zukunft einvernehmlich beigefügt werden. Dieser Rahmenleistungsvertrag, sämtliche als

Anlage beigefügten Term Sheets sowie etwaige auf der Grundlage von Term Sheet Nr. 2 abgeschlossene Einzelvereinbarungen, einschließlich der im Term Sheet Nr. 2 näher definierten Alt-Einzelvereinbarungen, werden nachfolgend in diesem Rahmenleistungsvertrag und in den Term Sheets auch zusammenfassend “Leistungsvereinbarungen” genannt. Neben den Leistungsvereinbarungen mit dem Leistungsnehmer hat der Leistungsgeber mit den übrigen Einbezogenen Regionalgesellschaften einen entsprechenden Rahmenleistungsvertrag, entsprechende Term Sheets sowie Einzelvereinbarungen und Alt-Einzelvereinbarungen abgeschlossen. Diese entsprechenden Verträge werden nachfolgend in diesem Vertrag und in den Term Sheets jeweils “Entsprechender Rahmenleistungsvertrag” oder “Entsprechende Term Sheets” sowie zusammenfassend “Entsprechende Leistungsvereinbarungen” genannt.

1.2                                 Soweit nach den Term Sheets in Einzelfällen auch im umgekehrten Verhältnis Leistungen vom Leistungsnehmer an den Leistungsgeber erbracht werden, sind die Bestimmungen dieses Vertrages auf solche Leistungen entsprechend anzuwenden.

1.3                                 Die Bestimmungen dieses Vertrages gehen den Bestimmungen der Term Sheets vor, es sei denn, diese weichen ausdrücklich von diesem Vertrag ab oder enthalten in ihrem Anwendungsbereich speziellere Regelungen.

1.4                                 Der Leistungsgeber und der Leistungsnehmer können schriftlich weitere Term Sheets über andere als die bisher vereinbarten Leistungen unter Verweis auf diesen Vertrag abschließen. Dieser Vertrag gilt dann auch für diese weiteren Term Sheets.

1.5                                 Der Leistungsgeber ist berechtigt, sich zur Erfüllung seiner Verpflichtungen geeigneter Dritter als Erfüllungsgehilfen zu bedienen.

1.6                                 Begriffe, die in diesem Rahmenleistungsvertrag definiert sind, haben in Anlage RLV 13 sowie in den Term Sheets die gleiche Bedeutung, wenn sie dort nicht abweichend definiert sind.

§ 2
Art der Leistung, Leistungsumfang

2.1                                 Der Leistungsgeber ist verpflichtet, die vereinbarten Leistungen in der vereinbarten Art (Inhalt der Leistung) und im vereinbarten Umfang (Menge der Leistung) zu erbringen. Der Leistungsnehmer ist verpflichtet, die vereinbarten Leistungen zu bezahlen.

2.2                                 Art (Inhalt der Leistung) und Umfang (Menge der Leistung) der nach diesem Vertrag zu erbringenden Leistungen ergeben sich im einzelnen aus den Term Sheets. Soweit in den Term Sheets eine bestimmte Menge der Leistung vereinbart wurde, obliegt der Nachweis, daß tatsächlich eine geringere Menge geleistet wurde, dem Leistungsnehmer. Ergänzend werden die Einzelheiten der Leistungserbringung, insbesondere die Definition der Qualität, die Beschreibung von Verfahren im Falle von Störungen und die jeweiligen Ansprechpartner durch die Leistungsbeteiligten in gesonderten Vereinbarungen für die einzelnen Term Sheets vereinbart (nachfolgend “Service Level Agreements” genannt). Im Falle von Widersprüchen oder Abweichungen zwischen den Bestimmungen der Service Level Agreements und den Bestimmungen dieses Rahmenleistungsvertrages und/oder den Term Sheets gehen die Bestimmungen dieses Rahmenleistungsvertrages bzw. der Term Sheets vor. § 1.3 bleibt unberührt.

2.3                                 Allgemeine Geschäftsbedingungen (nachfolgend “AGB” genannt) der Leistungsbeteiligten gelten nur, soweit dies in den Term Sheets oder den Service Level Agreements oder durch gesonderte schriftliche Vereinbarung ausdrücklich vereinbart wurde. Soweit die Geltung von AGB vereinbart wird, bezieht sich dies auf die AGB in ihrer jeweils gültigen Fassung.

2.4                                 Die Abwicklung der Leistungsbeziehung erfolgt unter Beachtung gesetzlicher sowie regulatorischer Anforderungen. Die Rechte und Pflichten der Leistungsbeteiligten nach diesem Vertrag und den jeweiligen Term Sheets stehen insbesondere unter dem Vorbehalt der Übereinstimmung mit zwingenden urheberrechtlichen, wettbewerbsrechtlichen, telekommunikationsrechtlichen, medienrechtlichen, datenschutzrechtlichen und sonstigen öffentlich-rechtlichen Vorschriften.

§ 3
Vergütung

3.1                                 Die Vergütung für die einzelnen Leistungen ergibt sich aus den Term Sheets. Soweit auf Grund gesonderter Vereinbarung zusätzliche Leistungen erbracht werden, die nach Art oder Umfang über die in den Term Sheets vereinbarten Leistungen hinausgehen und für die eine Vergütung nicht vereinbart wurde, gilt als Vergütung der Marktpreis. Wenn ein Marktpreis nicht verfügbar ist, werden die Parteien sich über einen Preis einigen, der sich an sachlich erforderlichen Leistungsfaktoren und den angemessenen vollen Kosten dieser Faktoren, aus denen sich die Leistung zusammensetzt, ausrichtet.

3.2                                 Bei Streitigkeiten der Parteien über die Ermittlung des Marktpreises, dessen Höhe oder über die ersatzweise geltenden Leistungsfaktoren, die Höhe und Angemessenheit von Kosten oder Preiserhöhungen, entscheidet PriceWaterhouseCoopers (nachfolgend auch “PwC” genannt) oder, falls ein Leistungsbeteiligter PwC ablehnt, eine andere, von den Leistungsbeteiligten einvernehmlich bestimmte, international anerkannte Wirtschaftsprüfungsgesellschaft als Schiedsgutachter (nachfolgend “Schiedsgutachter” genannt) endgültig und bindend. Einigen sich die Leistungsbeteiligten nicht binnen 10 Arbeitstagen, nachdem ein Leistungsbeteiligter schriftlich die Zustimmung zu dem von ihm vorgeschlagenen Wirtschaftsprüfer verlangt hat, auf einen Wirtschaftprüfer, benennt diesen der Präsident der Industrie- und Handelskammer Frankfurt am Main auf Anrufung eines der Leistungsbeteiligten. Die Leistungsbeteiligten haben dem Schiedsgutachter die von diesem für seine Entscheidung für erforderlich gehaltenen Unterlagen zugänglich zu machen. Die Unterlagen sind jedoch, soweit sie von dem jeweiligen Leistungsbeteiligten als vertraulich eingestuft wurden, dem anderen Leistungsbeteiligten nicht zugänglich zu machen, auch nicht in der Form inhaltlicher Wiedergabe. Die Entscheidung des Schiedsgutachters ist zu begründen, soweit die die Entscheidung tragenden Gründe nicht auf vertraulichen Informationen beruhen. Jede der Parteien ist berechtigt, den Schiedsgutachter um Entscheidung zu bitten, nachdem sie dies der anderen Partei sechs Wochen zuvor schriftlich angekündigt hat. Der Schiedsgutachter entscheidet auch über die Kosten des Schiedsgutachtens entsprechend §§ 91 ff. ZPO, wobei die Leistungsbeteiligten die Kosten etwaiger Berater selbst tragen. Bis zur Entscheidung des Schiedsgutachters gilt die vom Leistungsgeber mitgeteilte Vergütung übergangsweise als vereinbart. Nach der

Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen unverzüglich auszugleichen. Der Betrag der Überzahlungen bzw. der Unterzahlung ist seit der Mitteilung über die Änderung der Vergütung mit dem gesetzlichen Verzugszinssatz für Unternehmer (derzeit § 288 Abs. 2 BGB) zu verzinsen.

3.3                                 Die nach den vorstehenden Absätzen zu bemessende Vergütung ist jeweils eine Netto-Vergütung. Sie erhöht sich gegebenenfalls um die gesetzliche Umsatzsteuer. Der Leistungsgeber ist berechtigt, die in den Term Sheets bestimmten Vergütungen zu erhöhen, soweit dies in den Term Sheets ausdrücklich vorgesehen ist.

3.4                                 Soweit in den Term Sheets die Leistung ausdrücklich für einen bestimmten Zeitraum fest vereinbart ist, kann die Vergütung erst nach Ablauf dieses Zeitraumes erhöht werden.

3.5                                 Soweit in diesem Vertrag oder in den Term Sheets nicht ausdrücklich etwas anderes bestimmt ist, gelten als Kosten jeweils die vollen Kosten des Leistungsgebers, einschließlich von Gemein- und Versicherungskosten. Die Kostenermittlung beruht auf der allgemein angewandten Kosten- und Leistungsrechnung des Leistungsgebers. Fehlt eine solche, sind angemessene Ansätze festzusetzen. § 3.2 gilt entsprechend.

§ 4
Rechnungsstellung, Zahlung

4.1                                 Vorbehaltlich abweichender Regelungen in den Term Sheets stellt der Leistungsgeber dem Leistungsnehmer die Leistungen nach den Term Sheets monatlich nachschüssig in Rechnung, d.h. zum Ende des Monats, in dem die Leistung erbracht wurde oder zu Beginn des darauf folgenden Monats. Soweit nach den Term Sheets ausdrücklich vereinbart, ist der Rechnung ein Einzelnachweis der fakturierten Positionen mit Mengennachweis als Bestandteil der Rechnung beizufügen. Soweit nicht etwas anderes in den Term Sheets ausdrücklich bestimmt ist, ist eine für ein Kalenderjahr vereinbarte Vergütung zahlbar in zwölf gleichen Monatsraten.

4.2                                 Veränderungen des Leistungsumfangs sind ab dem auf die Veränderung folgenden Rechnungsmonat zu berücksichtigen.

4.3                                 Soweit nicht etwas anderes in den Term Sheets bestimmt ist, werden Zahlungen fällig zu dem späteren der folgenden Zeitpunkte: (i) dem Ende des auf die Leistungserbringung folgenden Monats und (ii) 20 Kalendertage nach dem Eingang der Rechnung beim Leistungsnehmer. Der Leistungsgeber kann den Eingang der Rechnung durch eine Bestätigung über eine Sendung per Telefax nachweisen. Bei Nichtzahlung tritt mit der Fälligkeit automatisch Verzug ein, ohne daß es einer Mahnung bedürfte.

4.4                                 Sofern der Leistungsnehmer nicht innerhalb von 30 Kalendertagen schriftlich unter Angabe der Gründe widerspricht, sind Einwendungen gegen die Rechnung und die Rechtmäßigkeit der Vergütungsforderung ausgeschlossen, unabhängig davon, ob die Leistungsbeteiligten die Einwendungen kannten oder hätten kennen können. Die Frist beträgt abweichend von der Regelung des vorangehenden Satzes 60 Tage (i) für Leistungen nach Term Sheet 2 und (ii) während des ersten Vertragsjahres ab dem Änderungsstichtag (§ 10.1). Die Frist von 30 bzw. 60 Tagen beginnt mit dem späteren der folgenden Zeitpunkte: (i) Erhalt der Rechnung und (ii) Ende des Kalendermonats für den die Leistung erbracht wurde. Die Leistungsbeteiligten werden sich bemühen, Meinungsverschiedenheiten über die Höhe von Rechnungen oder den Einzelnachweis der fakturierten Positionen so schnell wie möglich beizulegen.

4.5                                 Befindet sich der Leistungsnehmer in Verzug, ist er verpflichtet, dem Leistungsgeber Verzugszinsen in Höhe des gesetzlichen Verzugszinssatzes für Unternehmer (derzeit § 288 Abs. 2 BGB) zu zahlen, soweit der Leistungsgeber ihm nicht einen höheren Schaden nachweist.

4.6                                 Die Leistungsbeteiligten dürfen nur mit unbestrittenen oder rechtskräftig festgestellten Gegenforderungen aufrechnen. Ein Zurückbehaltungsrecht steht den Leistungsbeteiligten nicht zu.

§ 5
Leistungsstörungen, Gewährleistungen

5.1                                 Bei Leistungsstörungen gelten die gesetzlichen Vorschriften, soweit dieser Vertrag, insbesondere in § 4 (Rechnungsstellung, Zahlung), § 6 (Haftung) und § 7 (Höhere Gewalt), oder die Term Sheets keine abweichende Regelung enthalten.

5.2                                 Der Leistungsgeber haftet aus Gewährleistung nur unter den Voraussetzungen und nach Maßgabe der gesetzlichen Vorschriften, soweit dieser Vertrag keine abweichende Regelung enthält.

§ 6
Haftung, Verjährung

6.1                                 Vorbehaltlich § 6.2 und 6.3 unten richtet sich die Haftung der Leistungsbeteiligten auf Schadensersatz nach den gesetzlichen Bestimmungen.

6.2                                 Soweit die Haftung eines der Leistungsbeteiligten auf einer Verletzung des Eigentums oder eines sonstigen absolut geschützten Rechtsguts eines anderen Leistungsbeteiligten beruht, ist die Haftung des schädigenden Leistungsbeteiligten pro Kalenderjahr auf 100 % der Summe der Vergütungen begrenzt, die die Einbezogenen Regionalgesellschaften nach diesen Leistungsvereinbarungen sowie sämtlichen Entsprechenden Leistungsvereinbarungen in dem entsprechenden Kalenderjahr schulden. Für die Zwecke dieser Haftungsbeschränkung beträgt diese Summe jedoch nie weniger als Euro 50 Mio. pro Kalenderjahr. Diese Haftungsbeschränkung gilt nicht bei Verletzung von Leben, Körper und Gesundheit. Soweit die DTAG oder eine Einbezogene Regionalgesellschaft unter einer Entsprechenden Leistungsvereinbarungen Schadensersatz geleistet hat, der auf einer Verletzung des Eigentums oder eines sonstigen absolut geschützten Rechtsguts des jeweils anderen Leistungsbeteiligten beruhte, werden diese Zahlungen der DTAG bzw. dem Leistungsnehmer auf die Haftungsbegrenzung nach Satz 1 angerechnet.

6.3                                 Im übrigen ist die Haftung auf Schadensersatz wegen der Verletzung von Pflichten nach diesem Rahmenleistungsvertrag oder einem Term Sheet pro Schadensfall auf 20 % der jährlichen Netto-Vergütung begrenzt, insgesamt pro Kalenderjahr auf 100 % der jährlichen Netto-Vergütung, die für das jeweilige Term Sheet in dem jeweiligen Kalenderjahr geschuldet wird.

6.4                                 Bei Leistungen, die der Leistungsgeber selbst von Dritten bezieht (nachfolgend “Vorlieferanten” genannt) und die er ganz oder überwiegend nur durchhandelt (d. h. Untervermietung von Mietobjekten, Durchhandlung von Energie), ist die Haftung des Leistungsgebers auf die Abtretung etwaiger Ersatzansprüche gegen den Vorlieferanten beschränkt. Dies gilt nur, soweit (i) den Leistungsgeber hinsichtlich der Verursachung des Schadens kein Verschulden trifft und (ii) die an den Leistungsnehmer abgetretenen Ansprüche im Vergleich zu entsprechenden Ansprüchen des Leistungsgebers gegenüber dem Vorlieferant nicht vertraglich eingeschränkt sind; vertragliche Haftungsbeschränkungen oder -begrenzungen, die für den Leistungsgeber und den Leistungsnehmer gleichermaßen bestehen, lassen die Haftungsbeschränkung nach Satz 1 unberührt. Sollte im Fall des Satzes 1 die Abtretung etwaiger Ersatzansprüche durch den Leistungsgeber ausgeschlossen sein, wird der Leistungsgeber den Leistungsnehmer so stellen, wie er stehen würde, wenn die Ansprüche abtretbar wären. Soweit und solange der Vorlieferant ein verbundenes Unternehmen des Leistungsgebers ist (§ 15 AktG), gilt Satz 1 nur, soweit das verbundene Unternehmen seinerseits die Leistungen von einem Vorlieferanten bezieht und ganz oder überwiegend nur durchhandelt. Soweit die Haftung nach den vorstehenden Bestimmungen nicht nach Satz 1 beschränkt ist, gilt § 6.2 und/oder § 6.3.

6.5                                 Die Verjährungsfrist für sämtliche Ansprüche aus oder in Zusammenhang mit den Leistungsvereinbarungen beträgt drei Jahre. Die Verjährung beginnt mit Fälligkeit des jeweiligen Anspruchs; für Schadensersatzansprüche gilt § 199 Abs. 1 Nr. 2 BGB. § 203 Satz 1 BGB findet mit der Maßgabe Anwendung, daß als Verhandlung, soweit anwendbar, nur die Anrufung des Schiedsgutachters, gilt. Die Hemmung endet in diesem Fall mit der Entscheidung des Schiedsgutachters. Im Fall des Neubeginns der Verjährung (§ 212 BGB) beträgt die Verjährungsfrist sechs Monate, insgesamt aber nicht weniger als drei Jahre.

§ 7
Höhere Gewalt

7.1                                 In Fällen höherer Gewalt, die eine Leistung wesentlich erschweren oder unmöglich machen, ist der betroffene Leistungsbeteiligte von seinen Leistungspflichten entbunden, wenn die Behinderung nicht nur vorübergehender Natur ist und der betroffene Leistungsbeteiligte sie nicht zu vertreten hat.

7.2                                 Ist die Behinderung nur vorübergehender Natur und eine Nachlieferung für den anderen Leistungsbeteiligten sinnvoll und erwünscht und für den betroffenen Leistungsbeteiligten möglich, verlängern sich die Leistungsfristen um den Zeitraum der Behinderung zuzüglich einer angemessenen Anlauffrist.

7.3                                 Die Leistungsbeteiligten werden sich unverzüglich gegenseitig benachrichtigen, wenn der Eintritt einer der in § 7.1 oder 7.2 genannten Fälle für sie erkennbar wird, und darüber beraten, ob und unter welchen Bedingungen die Leistung (ggf. von Surrogaten) trotz der Behinderung erfolgen sollen.

§ 8
Kooperation, Nebenpflichten des Leistungsgebers,
Mitwirkungspflichten des Leistungsnehmers

8.1                                 Der Leistungsnehmer wird den Leistungsgeber bei der Leistungserbringung im Rahmen seiner technischen und betrieblichen Möglichkeiten angemessen unterstützen. Die Leistungsbeteiligten werden sich gegenseitig regelmäßig und rechtzeitig über alle leistungsbezogenen Belange, die von gemeinsamem Interesse sind, unter angemessener Berücksichtigung der wirtschaftlichen Interessen der Leistungsbeteiligten informieren und beraten.

8.2                                 Die Leistungsbeteiligten werden ein Gremium einrichten. Das Gremium besteht aus jeweils zwei Mitgliedern, wovon jeweils eines der Geschäftsführungsebene (Geschäftsführer oder Geschäftsbereichsleiter) angehören und befugt sein muss, bindende Vereinbarungen zu treffen. Das Gremium kommt jährlich zweimal zusammen und legt übergeordnete Grundsätze und Prozesse der Leistungsabwicklung nach den jeweiligen Term Sheets fest. Dies betrifft insbesondere grundlegende Fragen der Leistungsbereitstellung (namentlich Veränderungen der betreffenden Kapazität und des Leistungsstandards) sowie der Methodenänderung bei der Mengenfeststellung (insbesondere durch Wechsel der Bezugsgröße).

8.3                                 Leistungen, die nicht regelmäßig zu erbringen sind, sind von dem Leistungsnehmer so rechtzeitig in Auftrag zu geben, dass dem Leistungsgeber eine sachgerechte Vorbereitung und Koordinierung möglich ist.

8.4                                 Behördliche Erlaubnisse, Genehmigungen, Zulassungen oder Anzeigen, die für eine Leistungserbringung oder -abnahme erforderlich sind, werden - soweit nicht anderweitig geregelt - von dem Leistungsbeteiligten beantragt, dessen Aktivität nach den anwendbaren Bestimmungen genehmigungs-, erlaubnis-, zulassungs- oder anzeigepflichtig ist. Die Leistungsbeteiligten haben sich in jedem Stadium des behördlichen Verfahrens gegenseitig zu informieren und zu unterstützen. Sie haben sich gegenseitig abzustimmen, wenn die Belange des anderen spürbar beeinträchtigt werden können.

8.5                                 Der Leistungsgeber gewährt für die Leistungen nach den Term Sheets keinerlei Konkurrenzschutz.

§ 9
Geheimhaltung

9.1                                 Sämtliche Informationen und Unterlagen, die ein Leistungsbeteiligter von einem anderen oder auf dessen Veranlassung von Dritten im Zusammenhang mit dem Abschluß oder der Durchführung dieses Vertrags erhält, sowie die Bedingungen dieses Vertrages und der Term Sheets, sind streng vertraulich zu behandeln und ausschließlich für die Zwecke der jeweiligen Leistungsbeziehung zu verwenden. Davon unberührt bleibt das Recht der Leistungsbeteiligten zur Offenlegung der Informationen und Unterlagen an gesetzlich zur Verschwiegenheit verpflichtete Berater.

9.2                                 Von dieser Geheimhaltungsverpflichtung kann abgewichen werden, falls ein Leistungsbeteiligter aufgrund gesetzlicher oder börsenrechtlicher Bestimmungen zu einer Offenlegung bestimmter Informationen verpflichtet ist, falls die Offenlegung im Zusammenhang mit der teilweisen oder vollständigen Veräußerung der Anteile des jeweiligen Leistungsbeteiligten oder der die Leistung betreffenden Vermögensgegenständen erforderlich ist, falls die Offenlegung im Rahmen der Finanzierung eines der Leistungsbeteiligten erforderlich ist oder falls sich die Parteien über ein Abweichen einigen. Im Falle eines Abweichens ist der andere Leistungsbeteiligte unverzüglich zu informieren.

9.3                                 Im Zusammenhang mit der teilweisen oder vollständigen Veräußerung der Anteile des Leistungsnehmers oder der Vermögensgegenstände des Leistungsnehmers ist der Leistungsgeber ferner verpflichtet, von dem Leistungsnehmer benannten Personen in angemessenem Umfang Zutritt zu den der Leistungserbringung zugrundeliegenden Betriebsflächen (z. B. Kabelkanalanlagen, Mietflächen für BK-Technik) zu gewähren. Der Leistungsgeber kann verlangen, daß der Zutritt nur in Begleitung von Mitarbeitern des Leistungsnehmers erfolgt. Soweit der Zutritt nach den Term

Sheets oder einem Service Level Agreement nur in Begleitung von Mitarbeitern oder Beauftragten des Leistungsgebers erfolgen darf, bleiben diese Bestimmungen unberührt. Der Zeitpunkt des Zutritts ist zwischen den Leistungsbeteiligten abzustimmen.

§ 10
Laufzeit des Vertrages; Kündigung

10.1                           Dieser Vertrag gilt, solange zwischen den Leistungsbeteiligten Ansprüche aus den in den Term Sheets geregelten Liefer- und Leistungsbeziehungen bestehen. Die §§ 9, 11 und 14 gelten auch nach Beendigung dieses Vertrages fort. § 545 BGB ist auf die Term Sheets nicht anwendbar.

10.2                           Dieser Vertrag ist nur außerordentlich, d.h. aus wichtigem Grund kündbar. Eine Kündigung dieses Vertrages gilt gleichzeitig als außerordentliche Kündigung sämtlicher Term Sheets. Die Kündigung dieses Vertrages oder einzelner Term Sheets bedarf zu ihrer Wirksamkeit der Schriftform. Zusätzlich gilt Anlage RLV 13.

10.3                           Im Hinblick auf eine außerordentliche Kündigung einzelner oder aller Term Sheets, aber unabhängig davon, ob das jeweilige Term Sheet mietvertraglichen Charakter hat, vereinbaren die Leistungsbeteiligten die Geltung des § 543 BGB. § 543 Abs. 2 Satz 1 Nr. 3 BGB findet jedoch mit der Maßgabe Anwendung, daß eine außerordentliche Kündigung wegen Zahlungsverzuges nur wirksam ist, wenn der Leistungsgeber dem Leistungsnehmer mindestens 14 Tage vor Abgabe der Kündigungserklärung Mitteilung darüber gemacht hat, daß sich der Leistungsnehmer in Zahlungsverzug befindet. Der Leistungsnehmer ist innerhalb von 14 Tagen nach Zugang der Mitteilung berechtigt, den Leistungsgeber zu befriedigen; wird der Leistungsgeber innerhalb diese Frist befriedigt, ist die Kündigung nach § 543 Abs. 2 Satz 1 Nr. 3 BGB ausgeschlossen. Die Mitteilung kann gemacht werden, bevor der in § 543 Abs. 2 Nr. 3 BGB aufgeführte Mietrückstand erreicht ist und gilt als fortbestehend, solange sich der Leistungsnehmer im Zahlungsverzug befindet. § 543 Abs. 2 Satz 2 und 3 ist dagegen ausgeschlossen. Das Recht des Leistungsgebers zur außerordentlichen Kündigung wegen wiederholter verspäteter Zahlung bleibt unberührt; eine Obliegenheit zur Mitteilung besteht insofern nicht. Die Parteien vereinbaren, dass eine außerordentliche Kündigung wegen wiederholter verspäteter Zahlung voraussetzt, dass der Leistungsnehmer binnen eines

Vertragsjahres mindestens sechs mal mit der Zahlung in Verzug war. § 314 Abs. 4 BGB findet bei einer außerordentlichen Kündigung Anwendung.

10.4                           Soweit die vertragliche Leistung in der Überlassung von Gegenständen beruht, gilt das Inkrafttreten dieses Rahmenleistungsvertrages sowie der Term Sheets als Annahme dieser Gegenstände.

§ 11
Streitbeilegung

11.1                           Die Parteien werden bestrebt sein, über alle sich bei der Durchführung dieses Vertrages ergebenden Fragen und Streitigkeiten eine einvernehmliche Lösung herbeizuführen.

11.2                           Ausschließlicher Gerichtsstand für alle Streitigkeiten, die sich aus oder im Zusammenhang mit diesem Rahmenleistungsvertrag oder den als Anlage beigefügten Term Sheets ergeben, einschließlich solcher, die die Gültigkeit der Verträge betreffen, ist nach Wahl der klagenden Partei Bonn oder Frankfurt am Main.

§ 12
Übertragung von Rechten und Pflichten

12.1                           Vorbehaltlich von § 12.2 und § 12.3 sowie vorbehaltlich § 13 bedarf die vollständige oder teilweise Übertragung von Rechten und Pflichten aus den Leistungsvereinbarungen (§ 1.1), einschließlich der Übertragung im Wege der Gesamtrechtsnachfolge, der Zustimmung der jeweils anderen Vertragspartei. § 354a HGB bleibt unberührt.

12.2                           Der Leistungsgeber ist ohne die Zustimmung des Leistungsnehmers berechtigt, die Leistungsvereinbarungen (einschließlich der Übertragung im Wege der Gesamtrechtsnachfolge) ganz oder teilweise auf ein verbundenes Unternehmen (§ 15 AktG) zu übertragen, soweit das jeweilige verbundene Unternehmen auch Inhaber der vor der Übertragung dem Leistungsgeber zustehenden Rechte an den Vermögensgegenständen ist, die der Leistungserbringung zugrunde liegen (Kabelkanalanlagen, Glasfaserübertragungssysteme, mietrechtliche Berechtigung an Mietflächen). Erwirbt das verbundene Unternehmen nicht die

Rechte an den Vermögensgegenständen, die der Leistungserbringung zugrunde liegen, ist der Leistungsgeber dennoch zur Übertragung der Rechte und Pflichten berechtigt, wenn die Person, die jeweils Inhaber der entsprechenden Rechte ist, für die Erfüllung der Verpflichtungen aus den Leistungsvereinbarungen einsteht. Unberührt bleibt das Recht des Leistungsgebers, Rechte an den vorgenannten Vermögensgegenständen im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen auf Dritte zu übertragen, soweit der Dritte dem Leistungsgeber vor der Übertragung schriftlich bestätigt hat, daß er ihm die Nutzung der Vermögensgegenstände bis zu einem etwaigen Verwertungsfall nach Maßgabe der Leistungsvereinbarungen gestatten wird.

12.3                           Der Leistungsnehmer ist unter den folgenden Bedingungen berechtigt, die Leistungsvereinbarungen ohne die Zustimmung des Leistungsgebers auf einen Dritten (der Dritte, der auch eine Konzerngesellschaft sein kann, nachfolgend “übernehmende Gesellschaft” genannt) vollständig zu übertragen:

(a)                                  Die übernehmende Gesellschaft übernimmt (i) sämtliche bestehenden Pflichten des Leistungsnehmers aus den übertragenen Leistungsvereinbarungen, einschließlich rückständiger Vergütungsforderungen sowie (ii) etwaige Untermietverträge des bisherigen Leistungsnehmers mit Dritten gemäß § 12.4 oder § 12.5;

(b)                                 Der Leistungsgeber hat aufgrund der Übertragung der Leistungsvereinbarungen insgesamt nicht mehr Verpflichtungen, als er vor der Übertragung mit dem Leistungsnehmer hatte, ihm stehen jedoch mindestens die gleichen Rechte zu (einschließlich der Höhe der Vergütung);

(c)                                  Die übernehmende Gesellschaft ist (i) Eigentümerin der BK-Kabel, der BK-Verstärkeranlagen und der technischen Einrichtungen, für die die Leistungen nach den Term Sheets erbracht werden (diese Vermögensgegenstände machfolgend zusammenfassend “BK-Vermögensgegenstände” genannt) oder (ii) Untervermieter bei einer Untervermietung gemäß § 12.5. Im Fall (i) bleibt das Recht der übernehmenden Gesellschaft, Rechte an den BK-Vermögensgegenständen im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen auf einen Dritten zu übertragen, unberührt, soweit der Dritte der übernehmenden Gesellschaft vor der Übertragung schriftlich bestätigt hat, daß er ihr (bzw. einem Untermieter gemäß § 12.4) die Nutzung der Vermögensgegenstände zumindest bis zu einem etwaigen Verwertungsfall für die Zwecke von lit. (d) gestatten wird; und

(d)                                 Die übernehmende Gesellschaft (oder ein etwaiger Untermieter gemäß § 12.4 oder § 12.5) nutzt die BK- Vermögensgegenstände als Teil ihres (bzw. seines) Geschäftsbetriebs auch als BK-Verteilnetz zur Versorgung ihrer (bzw. seiner) Endkunden. Unberührt bleibt das Recht der übernehmenden Gesellschaft (bzw. des Untermieters) zur Modernisierung der BK-Vermögensgegenstände, einschließlich der Frequenzbereichserweiterung und der für Multi-Media-Services erforderlichen Geräte (die nicht notwendigerweise der hergebrachten BK-Technik entsprechen muß).

Durch die Übertragung der Leistungsvereinbarungen tritt die übernehmende Gesellschaft anstelle des bisherigen Leistungsnehmers als neuer Leistungsnehmer in die Leistungsvereinbarungen ein.

12.4                           Abweichend von entgegenstehenden Regelungen in den Term Sheets, ist der Leistungsnehmer unter den nachfolgend aufgeführten Bedingungen berechtigt, im Rahmen einer Umstrukturierung zur Ermöglichung der Finanzierung sämtliche, nicht aber einzelne Mietgegenstände der Leistungsvereinbarungen ohne Zustimmung des Leistungsgebers an einen Dritten (nachfolgend “Untermieter” genannt) unterzuvermieten. Der Untermieter kann, muß aber nicht verbundenes Unternehmen des Leistungsnehmers sein. Soweit die Leistungsvereinbarungen keinen mietvertraglichen Charakter haben, werden sich die Leistungsbeteiligten entsprechend einem Hauptvermieter und einem Untervermieter stellen; dies heißt insbesondere, daß der Dritte berechtigt ist, die Leistungen nach den Term Sheets Nr. 3 und Nr. 5 abzunehmen.

(a)                                  Der Leistungsnehmer ist eine aus Finanzierungsgründen gebildete Besitzgesellschaft, die während der Dauer der Untermiete keinerlei operatives Geschäft betreibt;

(b)                                 Die Untervermietung ist erforderlich (i) zur Finanzierung des Leistungsnehmers oder (ii) einer Gesellschaft, zu der der

Leistungsnehmer unmittelbar oder mittelbar in einem Abhängigkeitsverhältnis (§ 17 AktG) steht;

(c)                                  Die Untervermietung bezieht sich auf sämtliche Leistungsvereinbarungen in der Region des Leistungsnehmers; soweit die Leistungsvereinbarungen keine Mietverhältnisse darstellen, ist dem Untermieter ein entsprechendes Recht eingeräumt worden;

(d)                                 Der Leistungsgeber hat aufgrund der Untervermietung nicht mehr Verpflichtungen, als er ohne die Untervermietung hätte, ihm stehen jedoch mindestens die gleichen Rechte zu (einschließlich der Höhe der Vergütung);

(e)                                  Der Untermieter zahlt an den Leistungsnehmer für die Leistungsvereinbarungen nicht mehr, als der Leistungsnehmer an den Leistungsgeber zahlt;

(f)                                    Der Leistungsnehmer ist weiterhin Eigentümer der BK-Vermögensgegenstände. Unberührt bleibt das Recht des Leistungsnehmers, Rechte an den BK-Vermögensgegenständen im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen auf einen Dritten zu übertragen, soweit der Dritte dem Leistungsnehmer vor der Übertragung schriftlich bestätigt hat, daß er ihm (bzw. mittelbar dem Untermieter) die Nutzung der BK-Vermögensgegenstände zumindest bis zu einem etwaigen Verwertungsfall für die Zwecke von lit. (g) gestatten wird; der Leistungsnehmer hat dem Untermieter sämtliche, nicht aber nur einzelne der BK-Vermögensgegenstände für die Zeit der Untermiete zur Nutzung für die Zwecke von lit. (g) überlassen;

(g)                                 Der Untermieter nutzt die BK-Vermögensgegenstände als Teil seines Geschäftsbetriebs auch als BK-Verteilnetz zur Versorgung seiner Endkunden. Unberührt bleibt das Recht des Leistungsnehmers oder des Untermieters zur Modernisierung der BK-Vermögensgegenstände, einschließlich der Frequenzbereichserweiterung und der für Multi-Media-Services erforderlichen Geräte (die nicht notwendigerweise der hergebrachten BK-Technik entsprechen muß); und

(h)                                 Der Leistungsnehmer hat mit dem Untermieter vereinbart, daß der Untermietvertrag ohne Zustimmung des Untermieters mit der Übertragung der Leistungsvereinbarungen (insbesondere gemäß § 12.3 und Anlage RLV 13) auf die übernehmende Gesellschaft (d.h. den neuen Leistungsnehmer) übergeht.

12.5                           Abweichend von entgegenstehenden Regelungen in den Term Sheets, ist der Leistungsnehmer unter den nachfolgend aufgeführten Bedingungen berechtigt, einzelne Mietgegenstände der Leistungsvereinbarungen ohne Zustimmung des Leistungsgebers zur Durchführung einer geographischen Teilung an einen Dritten unterzuvermieten, der nicht verbundenes Unternehmen des Leistungsnehmers sein muß. Soweit die Leistungsvereinbarungen keinen mietvertraglichen Charakter haben, werden sich die Leistungsbeteiligten entsprechend einem Hauptvermieter und einem Untervermieter stellen.

(a)                                  Die Anzahl der Untermieter wird zu keinem Zeitpunkt mehr als 20 betragen. Dabei werden Untermietverhältnisse nach § 12.5 der entsprechenden Rahmenleistungsverträge der anderen Einbezogenen Regionalgesellschaften auf die Untermieter nach diesem Rahmenleistungsvertrag angerechnet. Angerechnet werden ferner Übertragungen an Sicherungskäufer nach Anlage RLV 13 ebenso wie solche in bezug auf Entsprechende Leistungsvereinbarungen der anderen Einbezogenen Regionalgesellschaften, soweit sie zu einer geographischen Aufteilung der Leistungsvereinbarungen geführt haben. Jedes Unternehmen gilt jedoch für alle Einbezogenen Regionalgesellschaften jeweils nur als ein Untermieter bzw. ein Sicherungskäufer.

(b)                                 Die Untervermietung bezieht sich auf sämtliche Leistungsvereinbarungen, soweit diese sich auf das betroffene Gebiet beziehen;

(c)                                  Die Untervermietung bezieht sich immer auf einen oder mehrere vollständige Anschlußbereiche, die Anschlußbereiche sind durch den Versorgungsbereich zum Änderungsstichtag bestehender, benutzerseitiger Breitbandkabelverstärkerstellen definiert;

(d)                                 Der Leistungsgeber hat aufgrund der Untervermietung insgesamt nicht mehr Verpflichtungen, als er ohne die Untervermietung hätte, ihm stehen jedoch mindestens die gleichen Rechte zu (einschließlich der Höhe der Vergütung);

(e)                                  Der Untermieter ist Eigentümer der BK-Vermögensgegenstände. Unberührt bleibt das Recht des Untermieters, Rechte an den BK-Vermögensgegenständen im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen auf einen Dritten zu übertragen, soweit der Dritte dem Untermieter vor der Übertragung schriftlich bestätigt hat, daß er ihm die Nutzung der BK-Vermögensgegenstände zumindest bis zu einem etwaigen Verwertungsfall für die Zwecke von lit. (f) gestatten wird;

(f)                                    Der Untermieter nutzt als Teil seines Geschäftsbetriebs die BK-Vermögensgegenstände auch als BK-Verteilnetz zur Versorgung seiner Endkunden. Unberührt bleibt das Recht des Untermieters zur Modernisierung der BK-Vermögensgegenstände, einschließlich der Frequenzbereichserweiterung und der für Multi-Media-Services erforderlichen Geräte (die nicht notwendigerweise der hergebrachten BK-Technik entsprechen muß); und

(h)                                 Der Leistungsnehmer hat mit dem Untermieter vereinbart, daß der Untermietvertrag ohne Zustimmung des Untermieters mit der Übertragung der Leistungsvereinbarungen (insbesondere gemäß § 12.3 und Anlage RLV 13) auf die übernehmende Gesellschaft (d.h. den neuen Leistungsnehmer) übergeht.

12.6                           Die Leistungsbeteiligten werden sich unverzüglich nach einer Übertragung nach §§ 12.2 und § 12.3 sowie mit Beginn und Ende der Untervermietung gemäß § 12.4 oder § 12.5 schriftlich benachrichtigen. Die Benachrichtigung hat mindestens die folgenden Informationen zu enthalten:

(a)                                  Name und Anschrift der übernehmenden Gesellschaft bzw. des Untermieters;

(b)                                 im Falle der Untervermietung nach § 12.5 eine nach Ort und Lage exakte Beschreibung und Bezeichnung der übertragenden Leistungsvereinbarungen sowie der diesen zu Grunde liegenden Infrastruktur sowie in dem Fall, daß das Term Sheet eine

Pauschalvergütung vorsieht, den von dem Untermieter jeweils zu zahlenden Anteil der Vergütung; der vom Untermieter zu zahlende Anteil muß dem Anteil des untervermieteten Gebiets im Verhältnis zur Region des Leistungsnehmers entsprechen, und zwar berechnet nach der Zahl der anschließbaren Wohnungseinheiten (WE) in dem jeweiligen Gebiet im Verhältnis zu sämtlichen WE im Gebiet des Leistungsnehmers;

(c)                                  die jeweiligen Ansprechpartner bei der übernehmenden Gesellschaft sowie beim Untermieter;

(d)                                 die von der übernehmenden Gesellschaft bzw. dem Untermieter in das Gremium (§ 8.2) zu entsendenden Mitglieder;

(e)                                  das Datum, zu dem die Abtretung wirksam wird bzw. die Dauer des Untermietverhältnisses; hängt das Datum der Wirksamkeit von Eintragungen in ein Register ab, ist dem jeweils anderen Leistungsbeteiligten die Eintragung unverzüglich bekannt zu geben.

Die bei der Übertragung und bei der Untervermietung zu regelnden Verfahrensabläufe sowie eine etwaige Anpassung der Bestimmungen über Gremien sind in den Service Level Agreements (§ 2.2) zu vereinbaren. Dabei ist der Untermieter im Falle der Untervermietung berechtigt, die Zutrittsrechte des Leistungsnehmers nach den Term Sheets Nr. 1, 2 (bzw. den jeweiligen Einzelvereinbarungen) und Nr. 4 wahrzunehmen. Im Falle einer Untervermietung gemäß § 12.4 verstößt es nicht gegen Ziffer 2.5 des Term Sheets Nr. 1 oder Ziffer 4 des Term Sheets Nr. 2, wenn der Leistungsnehmer dem Untermieter sämtliche BK-Kabel des Leistungsnehmers, für die die Leistungen nach dem Term Sheet Nr. 1 und Term Sheet Nr. 2 erbracht werden (nicht aber nur einzelne BK-Kabel oder einzelne Fasern solcher Kabel) zur Nutzung überläßt.

12.7                           Der Leistungsgeber ist im Falle der geographischen Teilung und anteiligen Untervermietung gemäß § 12.5 zur Erhöhung der vom Leistungsnehmer und der übernehmenden Gesellschaft an ihn zu zahlenden Vergütung berechtigt. Der Betrag der Erhöhung darf durch die Untervermietung entstehenden zusätzlichen Kosten des Leistungsgebers nicht übersteigen. Der Leistungsgeber ist jedoch berechtigt, die Vergütung, die sich auf das untervermietete Gebiet bezieht, auch ohne Nachweis erhöhter Kosten um bis zu 4 % zu erhöhen. Bei einer Untervermietung an insgesamt mehr als 10 Untermieter ist der Leistungsgeber berechtigt, die Vergütung gegenüber der 11. bis 20. Gesellschaft um bis zu 5 % zu erhöhen.

12.8                           Im Falle einer Untervermietung gemäß § 12.5 an andere als Einbezogene Gesellschaften, deren Rechtsnachfolger oder mit diesen im Sinne von § 15 AktG verbundenen Unternehmen stehen weder dem Leistungsnehmer noch dem Untermieter für die Dauer der Untermiete bezogen auf das jeweilige Gebiet die Rechte aus dem Term Sheet Nr. 2 zu. Die Bestimmungen des Term Sheets Nr. 2 bleiben jedoch insoweit anwendbar, als sie sich auf zum Zeitpunkt des Beginns der Untervermietung bereits abgeschlossene Einzelvereinbarungen beziehen.

12.9                           Das Recht zur Untervermietung gemäß § 12.4 und § 12.5 sowie die Rechte gemäß § 13 stehen nur dem Leistungsnehmer, nicht einem etwaigen Untermieter zu. Das Recht zur Untervermietung gemäß § 12.5 entfällt, wenn die Verwertung gemäß der Regelungen der Anlage RLV 13 an insgesamt 20 Sicherungskäufer erfolgt ist (d. h. zu einer regionalen Aufteilung der Verträge geführt hat).

§ 13
Rechte Dritter bei Finanzierung des Leistungsnehmers

Im Hinblick auf die Finanzierung des Leistungsnehmers treffen die Parteien die Regelung der Anlage RLV 13.

§ 14
Verschiedenes

14.1                           Soweit durch die Leistungsbeziehung zwischen den Leistungsbeteiligten ein Mietverhältnis begründet wurde, ist das Vermieterpfandrecht des Leistungsgebers gemäß § 562 BGB ausgeschlossen. Soweit ein Pfandrecht an bereits eingebrachten Sachen des Leistungsnehmers zum Änderungsstichtag (Ziffer 2. der Vorbemerkung) besteht, verzichtet der Leistungsgeber hiermit auf das Pfandrecht.

14.2                           Änderungen und Ergänzungen dieses Vertrags sowie im Zusammenhang mit diesem Vertrag abgegebene einseitig empfangsbedürftige Willenserklärungen bedürfen zu ihrer Wirksamkeit der Schriftform, soweit nicht eine strengere Form gesetzlich vorgeschrieben ist. § 182 Abs. 2 BGB findet keine Anwendung.

14.3                           Dieser Vertrag unterliegt dem Recht der Bundesrepublik Deutschland.

14.4                           Sollten Bestimmungen dieses Vertrags ganz oder teilweise unwirksam oder undurchführbar sein oder werden, so berührt dies die Wirksamkeit der übrigen Bestimmungen des Vertrags nicht. Das gleiche gilt, soweit sich in dem Vertrag eine Lücke herausstellen sollte. Anstelle der unwirksamen oder undurchführbaren Bestimmung oder zur Ausfüllung der Lücke soll eine angemessene Regelung gelten, die, soweit rechtlich möglich, dem am nächsten kommt, was die Parteien nach dem Sinn und Zweck des Vertrags gewollt hätten, wenn sie den Punkt bedacht hätten. Dies gilt auch dann, wenn die Unwirksamkeit einer Bestimmung auf einem in diesem Vertrag normierten Umfang der Leistung oder Zeit (Frist oder Termin) beruht; es tritt in solchen Fällen ein dem Gewollten möglichst nahekommendes rechtlich zulässiges Maß der Leistung oder Zeit (Frist oder Termin) an die Stelle des Vereinbarten.

14.5                           Soweit nicht etwas anderes in den Term Sheets oder den Service Level Agreements bestimmt ist, gelten Benachrichtigungen oder Erklärungen gegenüber dem Leistungsgeber und dem Leistungsnehmer nach dem Rahmenleistungsvertrag oder den Term Sheets nur als wirksam abgegeben, wenn sie schriftlich an die nachfolgenden Adressen oder an eine andere, jeweils von einem der Leistungsbeteiligten gegenüber dem anderen Leistungsbeteiligten schriftlich bekannt gegebene Adresse erfolgen (wobei die Mitteilung über eine Adreßänderung ausschließlich diesem Zweck dienen muß):

(a)                                  Benachrichtigungen gegenüber dem Leistungsgeber:

Deutsche Telekom AG
Leiter Produktmanagement BK
Friedrich Ebert Allee 140
D - 53113 Bonn

Telefax: 0228/181 13149

(b)                                 Benachrichtigungen gegenüber dem Leistungsnehmer:

Kabel Bayern GmbH & Co. KG
Geschäftsführung
Südwestpark 15
90449 Nürnberg

14.6                           Benachrichtigungen oder Erklärungen nach §§ 10 bis 13 des Rahmenleistungsvertrages (einschließlich sämtliche Kündigungen des Rahmenleistungsvertrages oder gesamter Term Sheets) sowie Erklärungen betreffend Ziffern 11.5 des Term Sheets Nr. 1 und Ziffer 13 des Term Sheets Nr. 3 gelten nur als wirksam abgegeben, wenn zusätzlich zu den Erklärungen an die unter § 14.5 genannten Adressen (oder gemäß § 14.5 geänderte Adressen) Kopien der Erklärungen an die folgenden Adressen oder an eine andere, jeweils von einem der Leistungsbeteiligten gegenüber dem anderen Leistungsbeteiligten schriftlich bekannt gegebene Adresse erfolgen (wobei die Mitteilung über eine Adreßänderung ausschließlich diesem Zweck dienen muß):

(a)                                  Benachrichtigungen gegenüber dem Leistungsgeber: Kopie an

Deutsche Telekom AG
Zentrale
Projektbeauftragter der DTAG für den BK-Verkauf
und Chefsyndikus
Friedrich-Ebert-Allee 140
D - 53113 Bonn

Telefax: 0228/181-15009

(b)                                 Benachrichtigungen gegenüber dem Leistungsnehmer: Kopie an

Freshfields Bruckhaus Deringer
z.Hd. Herrn Dr. Peter Nussbaum
Prannerstr. 10
80333 München

Telefax 089/20 70 2-100

14.7                           Die Bezeichnung “Dritter” oder “Dritte” schließt, soweit nicht ausdrücklich etwas Abweichendes geregelt ist, auch mit den Leistungsbeteiligten im Sinne von § 15 AktG verbundene Unternehmen ein.

, den	2003

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

Anlage KV Viola 7.5 (a)
24. Januar 2003
Final

ÄNDERUNGSVEREINBARUNG

ZUM

RAHMENLEISTUNGSVERTRAG

zwischen

Deutsche Telekom AG

- nachfolgend “DTAG” oder “Leistungsgeber” genannt -

und

Kabel Bayern GmbH & Co. KG

- nachfolgend “Regionalgesellschaft” oder “Leistungsnehmer” genannt -

- DTAG und die Regionalgesellschaft nachfolgend
auch einzeln oder gemeinsam “Leistungsbeteiligte” genannt -

Vorbemerkungen

1.                                       Vor der Regionalisierung des BK-Geschäfts der Kabel Deutschland GmbH (nachfolgend “KDG” genannt) hatte die DTAG mit der KDG, Niederlassung Bayern einen Rahmen- Liefer- und Leistungsvertrag (nachfolgend “Rahmenvertrag KDG” genannt) nebst als Anlage beigefügten Konzern-Leistungsvereinbarungen (nachfolgend “Term Sheets KDG” genannt) abgeschlossen, die bei der Ausgliederung des BK-Geschäfts des Leistungsnehmers von der KDG auf den Leistungsnehmer übergegangen sind (der Rahmenleistungsvertrag KDG und die Term Sheets KDG Nr. 1 bis 12 nachfolgend zusammenfassend “Konzernleistungsvereinbarungen KDG” genannt). Nach den Term Sheets KDG hat die DTAG unter anderem (und zwar unter der Bezeichnung Term Sheets Nr. 8 bis 12) Leistungen erbracht, die ihrem Geschäftsfeld Rundfunk zuzuordnen waren (diese Term Sheets Nr. 8 bis 12 nebst dem Rahmenvertrag KDG, soweit er sich auf diese Leistungen bezieht nachfolgend “Rundfunkleistungen” genannt). Die DTAG hat ihr Geschäftsfeld Rundfunk mit Ausgliederungs- und Übernahmevertrag vom 12. Juni 2002 in die T-Systems International GmbH (nachfolgend “TSI GmbH” genannt) ausgegliedert.

2.                                       Mit Wirkung zum 15. Juli 2002, 00:00 Uhr haben die Leistungsbeteiligten die Konzernleistungsvereinbarungen KDG aufgehoben. Sie wurden ersetzt (i) zum einen, bezogen auf Infrastrukturleistungen, durch einen neuen Rahmenleistungsvertrag zwischen der DTAG und der Regionalgesellschaft nebst fünf neuen Term Sheets sowie (ii) zum anderen, bezogen auf die Rundfunkleistungen, durch einen neuen Rahmenleistungsvertrag zwischen der TSI und der Regionalgesellschaft nebst vier neuen Term Sheets. Der neue Rahmenleistungsvertrag zwischen der DTAG und der Regionalgesellschaft nebst den fünf neuen Term Sheets werden nachfolgend zusammenfassend “Leistungsvereinbarungen Bayern alte Fassung” genannt; ihre Änderung im Rahmen der in Ziffer 3. beschriebenen Transaktion ist Gegenstand dieses Vertrages.

3.                                       Die DTAG beabsichtigt, selbst und über Tochtergesellschaften wesentliche Teile ihres Breitbandkabelgeschäfts in den Regionen Hamburg/Schleswig-Holstein/Mecklenburg-Vorpommern, Niedersachsen/Bremen, Berlin/Brandenburg, Sachsen/Sachsen-Anhalt/Thüringen, Rheinland-Pfalz/Saarland und Bayern zu verkaufen, und zwar durch den Vertrag über den Verkauf und die Abtretung der Tochtergesellschaften der Viola Kabelgesellschaft (Deutschland) mbH und bestimmter Vermögensgegenstände der Deutschen Telekom AG. Der Kaufvertrag wird nachfolgend “Kaufvertrag Viola” genannt. Gegenstand des

ÄNDERUNGSVEREINBARUNG DTAG BAYERN - HENGELER MUELLER

Kaufvertrages Viola ist unter anderem der Verkauf und die Übertragung sämtlicher Anteile am Leistungsnehmer mit Wirkung zu dem in § 5.1 des Kaufvertrages Viola definierten Übertragungstag. Dieser Übertragungstag wird nachfolgend in diesem Vertrag “Änderungsstichtag” gernannt.

Zur Änderung der Leistungsvereinbarung Bayern alte Fassung vereinbaren die Leistungsbeteiligten was folgt:

§ 1
Änderungen der Leistungsvereinbarungen

1.1                                 Die Leistungsbeteiligten ändern hiermit mit Wirkung zum Änderungsstichtag die Leistungsvereinbarungen Bayern alte Fassung wie aus der dieser Vereinbarung als Anlage ÄV Bayern beiliegenden Neufassung (nachfolgend “Leistungsvereinbarungen Bayern neue Fassung” genannt) ersichtlich. Die Leistungsbeziehung zwischen den Leistungsbeteiligten richtet sich bei Sachverhalten, die sich auf den Zeitraum bis zum Änderungsstichtag beziehen, nach den Leistungsvereinbarungen Bayern alte Fassung, bei Sachverhalten, die sich auf den Zeitraum nach dem Änderungsstichtag beziehen, nach den Leistungsvereinbarungen Bayern neue Fassung.

1.2                                 Abweichend von und vorrangig vor § 8.5 des Rahmenleistungsvertrages und zusätzlich zu den Regelungen im Kaufvertrag Viola treffen die Leistungsbeteiligten für den Zeitraum von vier Jahren nach dem Änderungsstichtag im Hinblick auf den Konkurrenzschutz die folgende Regelung:

(a)                                  Die DTAG wird anderen Unternehmen als Unternehmen, die gegenwärtig und/oder zukünftig mit ihr im Sinne von §§ 15 ff. AktG verbunden sind, den Beteiligungsgesellschaften (wie in Ziffer 7.4 der Präambel des Kaufvertrages Viola definiert) und der AssetCo (wie in § 18.8 des Kaufvertrages Viola definiert), soweit gesetzlich zulässig, für einen Zeitraum von vier  Jahren nach dem Übertragungstag nicht gestatten, in den Kabelregionen Verteilnetze oder Teile hiervon (beschaltet oder unbeschaltet) in Kabelschächten der DTAG zu betreiben, über die frei empfangbare TV-Programme verbreitet werden, soweit diese Rechte nicht bereits bei Abschluß dieses Vertrags eingeräumt waren.

(b)                                 “Verteilnetze” im Sinne dieses § 1.2 bestehen aus den Betriebsstellen (BK-Verteilerstelle, übergeordnete BK-Verstärkerstelle, benutzerseitige BK-Verstärkerstelle) und BK-Verstärkerpunkten (alle auch “Betriebsstellen” genannt) sowie den dazugehörigen Verbindungslinien zwischen den Betriebsstellen untereinander sowie zwischen den Betriebsstellen und Hausübergabepunkten. Teile von Netzen im Sinne dieses § 1.2 sind einzelne Komponenten des Verteilnetzes wie vorstehend definiert.

(c)                                  “Frei empfangbare TV-Programme” im Sinne dieses § 1.2 sind diejenigen Programme, die während des vorgenannten Zeitraums in den Kabelnetzen der Regionalgesellschaften als TV Programm verbreitet werden, ohne daß von den Zuschauern ein über das Kabelanschlußentgelt und die etwaige Miete für ein digitales Empfangsgerät hinausgehendes zusätzliches Entgelt an die Regionalgesellschaften gezahlt wird.

(d)                                 Im übrigen bleibt die Regelung in § 8.5 des Rahmenleistungsvertrages unberührt.

(e)                                  Die vorstehenden Regelungen dieses § 1.2 gelten als Bestandteil des Rahmenleistungsvertrages.

§ 2
Inkrafttreten, Form, Rechtswahl

2.1                                 Änderungen und Ergänzungen dieses Vertrages, einschließlich dieser Schriftformklausel, bedürfen zu ihrer Wirksamkeit der Schriftform.

2.2                                 Dieser Vertrag unterliegt dem Recht der Bundesrepublik Deutschland. Ausschließlicher Gerichtsstand ist nach Wahl der klägerischen Partei Frankfurt am Main oder Bonn.

2.3                                 Sollten Bestimmungen dieses Vertrages ganz oder teilweise unwirksam sein oder werden, so berührt dies die Wirksamkeit der übrigen Bestimmungen nicht. Anstelle der unwirksamen oder undurchführbaren Bestimmungen werden die Leistungsbeteiligten eine angemessene Regelung treffen, die dem am nächsten kommt, was die Leistungsbeteiligten nach dem Sinn und Zweck dieses Vertrages gewollt hätten. Entsprechendes gilt im Fall einer Lücke des Vertrages.

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

Final
11.03.2003

ÜBERGANGSVEREINBARUNG

zwischen
Deutsche Telekom AG
- nachfolgend “Leistungsgeber” genannt -

und

Kabel Bayern GmbH & Co. KG
- nachfolgend “Leistungsnehmer” genannt -

- Leistungsgeber und Leistungsnehmer nachfolgend
gemeinsam “Leitungsbeteiligte” genannt -

Vorbemerkung

1.                                       Die Leistungsbeteiligten haben am 27. Januar 2003 eine Änderungsvereinbarung zum Rahmenleistungsvertrag (“ÄV”), einen Rahmenleistungsvertrag (“RLV”) und mit den Term Sheets Nr. 1 bis 5 (“TS Nr. 1 - 5”) eine Vereinbarung zur Netzinfrastruktur geschlossen. Der RLV sieht in § 2.2 vor, dass die Einzelheiten der Leistungserbringung, insbesondere die Definition der Qualität, die Beschreibung von Verfahren im Falle von Störungen und die jeweiligen Ansprechpartner in Service Level Agreements (“SLAs”) als gesonderten Vereinbarungen geregelt werden. Dazu haben die Leistungsbeteiligten am 11. März 2003 zu den TS Nr. 1, 3, 4 und 5 jeweils ein SLA abgeschlossen.

2.                                       Nach § 1 Ziffer 1.1 ÄV sollen der RLV und die TS Nr. 1 - 5 zum Änderungsstichtag wirksam werden, wobei mit “Änderungsstichtag” der in § 5.1 des Kaufvertrags Viola definierte Übertragungstag gemeint ist (vgl. Ziffer 3 Vorbemerkung ÄV, Ziffer 2 Vorbemerkung RLV). Auch die SLAs sollen zum so definierten Änderungsstichtag in Kraft treten (vgl. Vorbemerkung SLA Nr. 1, 3, 4 und 5).

§ 1
Grundsatz

Dieser Vertrag enthält besondere Vereinbarungen zur Anwendbarkeit des RLV, der TS Nr. 1 - 5 und der SLAs Nr. 1, 3, 4 und 5 (nachfolgend zusammenfassend “Leistungsvereinbarungen”) für die Übergangszeit. Die Übergangszeit beginnt mit

Übergangsvereinbarung Bayern

dem Änderungsstichtag und endet mit dem Tag, an dem die Leistungsvereinbarungen zwischen den Leistungsbeteiligten uneingeschränkte Anwendung finden.

§ 2
Ansprechpartner

2.1                                 Den SLA Nr. 1, 3, 4 und 5 wird jeweils eine Anlage 1 SLA (“Anlage 1”) zu den jeweiligen Ansprechpartnern für Benachrichtigungen und Erklärungen beigefügt. Da die Anlage 1 zum Änderungsstichtag noch nicht fertiggestellt ist und die Kommunikationswege noch nicht bestehen, vereinbaren die Leistungsbeteiligten, dass zunächst die bisherigen Ansprechpartner ihre Zuständigkeit behalten sollen, so wie es der bisherigen Praxis zwischen Leistungsgeber und Leistungsnehmer entsprochen hat.

2.2                                 Zur Aufstellung der Anlage 1 wird zunächst der Leistungsgeber seine Ansprechpartner in die Anlage 1 eintragen und diese dem Leistungsnehmer übergeben. Im Anschluß daran wird der Leistungsnehmer innerhalb von 5 Werktagen seine Ansprechpartner in die Anlage 1 einfügen und sie dem Leistungsgeber übergeben.

2.3                                 Anschließend bestätigt der Leistungsgeber dem Leistungsnehmer den Empfang der Anlage 1 und informiert ihn zugleich über deren ersten Geltungstag (“Geltungstag Anlage 1”). Von diesem Tag an müssen alle Mitteilungen an die in der Anlage 1 genannten Ansprechpartner erfolgen.

§ 3
Sichherheitsservice

3.1                                 Für bestimmte Maßnahmen des Leistungsnehmers sehen TS Nr. 1 (“Kabelkanalanlagen”) und TS Nr. 4 (“Mietflächen”) die Anforderung des Sicherheitsservice durch den Leistungsnehmer beim Leistungsgeber vor. Für die Übergangszeit ist die Aufstellung des Sichheitsservice durch den Leistungsgeber noch nicht vollständig gewährleistet; ferner ist der Leistungsnehmer noch im Besitz der Schlüssel zu den Mietflächen. Für die Übergangszeit gilt daher die folgende Regelung:

3.2                                 Der Leistungsnehmer ist nicht verpflichtet, den Sicherheitsservice anzufordern, soweit es sich bei den von ihm durchzuführenden Maßnahmen um betriebsübliche Arbeiten handelt, die auch bisher von den Regionalgesellschaften ausgeführt worden sind. Der Leistungsnehmer ist zur unmittelbaren Durchführung dieser Arbeiten berechtigt.

3.3                                 Der Leistungsgeber wird über sein jeweiliges Bezirksbüro Netze (“BBN”) den Leistungsnehmer schriftlich informieren, von welchem Tag an in dem jeweiligen Einzugsbereich die Regelungen über den Sicherheitsservice gelten. Ab dem in dieser Mitteilung bezeichneten Geltungstag (“Geltungstag Sicherheitsservice”) hat der Leistungsnehmer den Sicherheitsservice gemäß der Bestimmungen der TS Nr. 1 und TS Nr. 4 sowie der dazugehörigen SLAs anzufordern. Sollte am Geltungstag Sicherheitsservice der in Ziffer 2.3 geregelte Geltungstag Anlage 1 noch nicht eingetreten sein, gilt Ziffer 3.2 bis zum Geltungstag Anlage 1 fort.

3.4                                 Innerhalb von 5 Werktagen nach Außerkrafttreten von Ziffer 3.2 hat der Leistungsnehmer in der jeweiligen Region alle in seinem Besitz befindlichen Schlüssel des Leistungsgebers beim zuständigen BBN zurückzugeben.

§ 4
Sonstige Regelungen

4.1                                 Soweit in den SLAs Mitteilungen an Ansprechpartner vorgesehen sind, die der Anlage 1 zu dem jeweiligen SLA zu entnehmen sind, können und müssen diese Mitteilungen erst ab dem in Ziffer 2.3 geregelten Geltungstag erfolgen. Der Leistungsnehmer kann jedoch vor diesem Zeitpunkt Teilkündigungen gegenüber dem in § 14 RLV genannten Ansprechpartner des Leistungsgebers aussprechen.

4.2                                 Die Leistungsbeteiligten werden sich in der Übergangszeit um gute Zusammenarbeit bemühen und sich mit den für die Umsetzung der Leistungsvereinbarungen erforderlichen Informationen versorgen.

4.3                                 Diese Übergangsvereinbarung wird als Muster dem Closing Protokoll zum Kaufvertrag Viola mit dem Hinweis beigefügt, dass diese Übergangsvereinbarung in Kenntnis und im Einvernehmen aller Vertragsparteien des Kaufvertrags Viola geschlossen wurde und sich das Einvernehmen insbesondere auch auf die mit dieser Übergangsvereinbarung einhergehenden Änderungen der Term Sheets erstreckt.

Ort, Datum

DTAG	Kabel Bayern GmbH & Co. KG

24.01.2003
Final

Term Sheet Nr. 1

zum

Rahmenleistungsvertrag

zwischen der

Deutsche Telekom AG

und der

Kabel Bayern GmbH & Co. KG

Netzinfrastruktur

“Mitbenutzung von Kabelkanalanlagen”

1.                                      Parteien

Leistungsgeber:       Deutsche Telekom AG - Geschäftsbereich Netzinfrastruktur -

Leistungsnehmer:    Kabel Bayern GmbH & Co. KG

2.                                      Leistungsgegenstand

2.1                               Begriffe

2.1.1                     Die folgenden Begriffe werden in diesem Term Sheet, in anderen Term Sheets sowie im Rahmenleistungsvertrag hierzu wie folgt verwandt:

a)                                      “Kabelkanalanlagen” sind Rohranlagen zur unterirdischen Führung von Kabeln; sie bestehen aus Rohrzügen, die in der Regel über Kabelschächte oder Abzweigkästen zugänglich sind. Eine schematische Darstellung des Aufbaus von Kabelkanalanlagen ist diesem Term Sheet als Anlage 1 beigefügt;

b)                                     “BK-Kabel” sind Kabel, die im Eigentum des Leistungsnehmers stehen und die dazu dienen, Netztechnik im BK-Netz des Leistungsnehmers zu verbinden;

c)                                      “Rohrzüge” sind als Kabelkanalrohre oder Kabelkanalformsteine realisiert; ein Rohrzug verläuft in der Regel zwischen zwei Kabelschächten oder zwei Abzweigkästen, zwischen Kabelschacht und Abzweigkasten, zwischen Kabelschacht oder Abzweigkasten und einem Verstärkerpunkt oder einem Technikgebäude oder zwischen Kabelschacht und einem offenen Rohrende.

2.2                               Verpflichtung des Leistungsgebers, Nutzungszweck

Der Leistungsgeber ist verpflichtet, dem Leistungsnehmer gemäß den nachfolgend genannten Bedingungen dieses Term Sheets die Mitbenutzung von Rohrzügen und Teilen von Rohrzügen in Kabelkanalanlagen des Leistungsgebers zu gestatten, soweit und zu dem Zweck, daß darin die zum Änderungsstichtag verlaufenden BK-Kabel des Leistungsnehmers liegen. Ziffer 1.2 des Term Sheets Nr. 2 bleibt unberührt. Die Rohrzüge werden vom Leistungsgeber einfach oder mehrfach genutzt (nachfolgend “Nutzungsform” genannt). Der Leistungsnehmer hat keinen Anspruch auf eine bestimmte Nutzungsform. Eine Verlegung der BK-Kabel des Leistungsnehmers durch den Leistungsgeber ist nur zulässig, wenn dies in diesem Term Sheet ausdrücklich vorgesehen ist oder wenn der Leistungsnehmer zustimmt.

2.3                               Auswechslung von BK-Kabeln

2.3.1                     Der Leistungsnehmer kann seine in den Kabelkanalanlagen liegenden BK-Kabel aus betrieblichen Gründen, insbesondere zur Störungsbeseitigung, wegen Verschleiß oder im Rahmen der Netzaufrüstung, gegen neue BK-Kabel (auch in Glasfasertechnik) auswechseln. Das Recht zur Mitbenutzung gemäß Ziffer 2.2 erstreckt sich auch auf die neuen BK-Kabel. Der Leistungsgeber übernimmt jedoch keine Gewährleistung für die technische Möglichkeit des Aus- oder Einzugs von BK-Kabeln; er wird den Leistungsnehmer jedoch bei der Auswechslung gemäß Ziffer 2.3.8, 2.3.9 und 2.3.10 unterstützen und seine Instandsetzungspflichten gemäß Ziffer 2.6.8 wahrnehmen.

2.3.2                     Für ein ausgewechseltes BK-Kabel kann jeweils ein neues BK-Kabel in die bisherigen Rohrzüge eingezogen werden. Dabei gilt, daß das neue BK-Kabel, gemessen an dem Außenmantel, welcher den oder die optischen oder elektrischen Leiter umgibt, im Vergleich zum bisherigen BK-Kabel vorbehaltlich Ziffer 2.3.3 grundsätzlich einen geringeren oder gleichen Umfang aufweisen muß. Die

TS DTAG NR. 1 KABELKANALANLAGEN - BAYERN - HENGELER MUELLER

Einziehung eines neuen BK-Kabels mit geringerem Durchmesser führt nicht zu einer Reduktion der Vergütung. Der Leistungsnehmer hat das neue BK-Kabel gut sichtbar zu kennzeichnen.

2.3.3                     Abweichend von Ziffer 2.3.2 Satz 2 wird der Leistungsgeber auf Verlangen des Leistungsnehmers die Einziehung eines BK-Kabels mit einem größerem Umfang gestatten, wenn dies technisch möglich ist, durch den größeren Umfang keine Schäden an der Kabelkanalanlage oder den Kabeln und sonstigen Einrichtungen des Leistungsgebers oder sonstiger Dritter entstehen, und das neue BK-Kabel in einer Einrichtung zur vierfachen räumlichen Trennung von BK-Kabeln (nachfolgend “Vierfachteiler” genannt) untergebracht wird. Der Leistungsnehmer ist in diesen Fällen berechtigt, ein neues BK-Kabel einzuziehen, das, gemessen an dem Außenmantel, einen bis zu 10 % größerem Umfang aufweist. Für den größeren Umfang ist eine zusätzliche Vergütung nicht geschuldet. Soweit der Leistungsnehmer beabsichtigt, gemäß dieser Ziffer ein neues BK-Kabel mit einem größeren Umfang einzuziehen, muß er dies dem Leistungsgeber in seiner Mitteilung über die Auswechslung (Ziffer 2.3.4) unter Angabe der beabsichtigten Vergrößerung des Umfangs mitzuteilen. Nach der Einziehung des neuen BK-Kabels kann der Leistungsnehmer erneut gemäß dieser Ziffer 2.3.3 vorgehen, soweit dadurch nicht bei objektiver Betrachtung der Zweck verfolgt wird, im Ergebnis gegenüber dem zum Änderungsstichtag verlegten BK-Kabeln eine Ausdehnung um mehr als 10 % zu erreichen. Hat der Leistungsnehmer allerdings bei einer vorherigen Auswechslung ein neues BK-Kabel mit einem geringeren Umfang eingezogen, ist die anschließende erneute Auswechslung gegen ein neues BK-Kabels mit einem größeren Umfang nur nach Maßgabe dieser Ziffer 2.3.3 zulässig, unabhängig von dem Umfang des ursprünglichen BK-Kabels.

2.3.4                     Dem Leistungsgeber sind beabsichtigte Auswechslungen rechtzeitig anzukündigen. Der Leistungsgeber kann bestimmen, daß das neue BK-Kabel, statt in den bisherigen Rohrzug oder den bisherigen Teil des Rohrzuges in einen anderen Rohrzug bzw. in einen anderen Teil des Rohrzugs einzuziehen ist. Er ist nicht verpflichtet, dem Einzug von neuen BK-Kabeln in andere Rohrzüge oder Teile von Rohrzügen zuzustimmen, auch wenn ein Einzug in die bisherigen Rohrzüge oder Teile von Rohrzügen technisch nicht möglich ist. Falls (i) das auszuwechselnde BK-Kabel jedoch in einem Rohrzug liegt, das mit einem Vierfachteiler ausgestattet ist, und falls (ii) in diesem Rohrzug eine entsprechende Kapazität in einem anderen Teil frei ist, die nicht vom Leistungsgeber Dritten aufgrund Vereinbarung oder gesetzlicher Bestimmungen zur Verfügung gestellt werden muß, ist der Leistungsgeber verpflichtet, dem Einzug des neuen BK-Kabels in einen der freien Teile des selben Rohrzuges zuzustimmen, es sei denn, es liegen sachliche Gründe vor, die einen Einzug in den bisherigen Teil des Rohrzuges erforderlich machen. Zieht der Leistungsnehmer das neue BK-Kabel in den neuen Teil des Rohrzugs ein, kann er vom Leistungsgeber verlangen, dass dieser ihm statt der bisherigen Kapazität auf Dauer die Nutzung der neuen Kapazität gestattet (nachfolgend “Vereinfachte Auswechslung” genannt). Falls eine vereinfachte Auswechslung in dem selben Rohrzug nicht möglich ist, wird der Leistungsgeber sich bemühen, dem Leistungsnehmer eine vereinfachte Auswechslung in einem anderen Rohrzug zu ermöglichen.

2.3.5                        Während der Auswechslung von BK-Kabeln nach dieser Ziffer stellt der Leistungsgeber dem Leistungsnehmer unter dem Vorbehalt ausreichender Kapazität zusätzliche Kabelkanalkapazität zur Verfügung, soweit und solange dies zur Sicherstellung der unterbrechungsfreien Aufrechterhaltung des Betriebs des Leistungsnehmers erforderlich ist (nachfolgend “Auswechslungsfrist” genannt). Der Leistungsnehmer ist verpflichtet, das zusätzlich eingezogene bzw. im Falle der vereinfachten Auswechslung das alte BK-Kabel (nachfolgend jeweils “By-Pass Kabel” genannt) bis zum Ablauf der Auswechslungsfrist auf eigene Kosten zu entfernen. Entfernt der Leistungsnehmer das By-Pass Kabel nicht bis zum Ablauf der Auswechslungsfrist, ist der Leistungsgeber (zusätzlich zur Verpflichtung des Leistungsnehmers) berechtigt, das By-Pass Kabel ohne vorherige Ankündigung auf Kosten des Leistungsnehmers zu entfernen. Die Parteien werden sich im Service Level Agreement zu diesem Term Sheet (§ 2.2 des Rahmenleistungsvertrages) über Details des Auswechslungsverfahrens und über die Kennzeichnung der Kabel einigen. Rechte nach diesem Term Sheet in Bezug auf das By-Pass Kabel stehen dem Leistungsnehmer nach Ablauf der Auswechslungsfrist nicht zu.

2.3.6                        Die Auswechslungsfrist beträgt 90 Tage, im Falle der vereinfachten Auswechslung 30 Tage. Sie beginnt mit dem Einzug des By-Pass Kabels durch den Leistungsnehmer. Während der Auswechslungsfrist ist für einen Zeitraum von 30 Tagen eine zusätzliche Vergütung nicht geschuldet. Nach Ablauf von 30 Tagen entspricht die vom Leistungsnehmer zu zahlende Vergütung pro Nutzungstag anteilig dem einundeinhalbfachen der Vergütung gemäß Ziffer 6.3. Der Leistungsnehmer hat dem Leistungsgeber den Einzug und die Entfernung des By-Pass Kabels jeweils unverzüglich schriftlich mitzuteilen; die Vergütungspflicht endet nicht vor der Mitteilung über die Entfernung des By-Pass Kabels.

2.3.7                        Der Leistungsnehmer erstattet dem Leistungsgeber die diesem durch die Auswechslung entstehenden angemessenen Kosten, einschließlich der angemessenen Planungskosten des Leistungsgebers für die Entscheidung darüber, in welche Rohrzüge das neue Kabel einzuziehen ist. Für die Durchführung der erforderlichen Maßnahmen gelten die Regelungen in Ziffer 2.6 entsprechend.

2.3.8                        Beabsichtigt der Leistungsnehmer den Auszug eines BK-Kabels, weil bei diesem die Signalübertragung wegen eines Kabeldefekts gestört ist, und den Wiedereinzug eines in bezug auf Material und Umfang gleichwertigen BK-Kabels (nicht aber die Auswechslung von BK-Kabeln im Rahmen der Netzaufrüstung), und stellt sich heraus, daß der Auszug des alten und/oder der Wiedereinzug des neuen BK-Kabels wegen eines Defekts an der Kabelkanalanlage nur nach Durchführung von Instandsetzungsarbeiten möglich ist, wird der Leistungsgeber innerhalb eines angemessenen Zeitraumes die Maßnahmen ergreifen, die erforderlich sind, um den Auszug des alten und/oder den Wiedereinzug des neuen BK-Kabels zu ermöglichen. In einem solchen Fall trägt der Leistungsgeber die Kosten der Maßnahme zu 70 % und der Leistungsnehmer zu 30%.

2.3.9                        Ist der Auszug des alten und/oder der Wiedereinzug des neuen BK-Kabels nur nach Durchführung von Instandsetzungsarbeiten möglich und liegt kein Fall der Ziffer 2.3.8 oder der Ziffer 2.6.8 vor, ist der Leistungsnehmer berechtigt, die hierfür erforderlichen Arbeiten (einschließlich eines etwa erforderlichen Umlagerns von Kabeln) auf eigene Kosten, nach vorheriger Zustimmung des Leistungsgebers und nach Maßgabe der folgenden Bestimmungen durchzuführen: Der Leistungsnehmer wird dem Leistungsgeber ein schriftliches Angebot über die Instandsetzung zukommen lassen, in dem die betroffene Strecke, die Art der Maßnahme, der Zeitplan für die Instandsetzung, der gegebenenfalls mit der Durchführung zu beauftragende Dritte und die Kosten für die Maßnahme aufgeführt sind. Erfordert die Instandsetzungsmaßnahme ein Einwirken auf Kabel des Leistungsgebers oder sonstiger Dritter, ist hierauf gesondert hinzuweisen. Der Leistungsgeber wird die Zustimmung zur Durchführung der Maßnahme innerhalb eines Zeitraumes von vier Wochen nach Zugang eines entsprechenden Angebots erteilen. Soweit vom Leistungsgeber verlangt, wird der Leistungsnehmer dem Leistungsgeber während dieses Zeitraumes zusätzliche Auskünfte zu der

Maßnahme erteilen. Der Leistungsgeber kann die Erteilung der Zustimmung, vorbehaltlich Ziffer 2.3.10 nur aus wichtigem Grund verweigern. Er kann sie aber insbesondere davon abhängig machen, daß ihm für etwaige, durch die Maßnahme entstehende Schäden angemessene Sicherheit geleistet wird. Führt der Leistungsnehmer die Maßnahme durch, gilt Ziffer 2.6 entsprechend. Soweit die Kabelkanalanlagen durch die Instandsetzungsmaßnahme verbessert werden, hat der Leistungsnehmer keinen Anspruch auf Ersatz seiner Aufwendungen, gleich aus welchem Rechtsgrund.

2.3.10                  Der Leistungsgeber ist berechtigt, die Instandsetzungsmaßnahme selbst oder durch von ihm beauftragte Dritte, jeweils auf Kosten des Leistungsnehmers auszuführen. Er hat dies dem Leistungsnehmer innerhalb der Frist von vier Wochen (Ziffer 2.3.9) mitzuteilen. Führt der Leistungsgeber die Instandsetzungsmaßnahme selbst oder durch Dritte aus, ist er verpflichtet, die Instandsetzung im Hinblick auf Zeitplan und Kosten im wesentlichen zu den Bedingungen durchzuführen, die im Angebot des Leistungsnehmers genannt sind.

2.4                               Neue BK-Kabel des Leistungsnehmers

Vorbehaltlich Ziffer 2.3 ist die Mitbenutzung von Kabelkanalanlagen für nach dem Änderungsstichtag neu verlegte BK-Kabel nicht Gegenstand dieses Term Sheets. Für nach dem Änderungsstichtag vom Leistungsnehmer neu verlegte BK-Kabel gestattet der Leistungsgeber dem Leistungsnehmer die Mitbenutzung von Kabelkanalanlagen allein nach Maßgabe des Term Sheets Nr. 2 und des § 51 TKG.

2.5                               Keine Untervermietung

Vorbehaltlich § 12 des Rahmenleistungsvertrages ist eine Untervermietung der vom Leistungsnehmer genutzten Rohrzüge und Teile von Rohrzügen in den Kabelkanalanlagen des Leistungsgebers ausgeschlossen. § 540 Abs. 1 Satz 2 BGB findet keine Anwendung. Dem Leistungsnehmer ist es auch nicht gestattet, die in den Rohrzügen und Teilen von Rohrzügen befindlichen BK-Kabel oder Teile von BK-Kabeln (z.B. Fasern) (einschließlich neuer BK-Kabel) für fremde Rechnung zu betreiben. Der Leistungsnehmer ist jedoch berechtigt, unter Aufrechterhaltung seiner Funktionsherrschaft über den Übertragungsweg Übertragungswege-Kapazität (gemanagte Bandbreite) an Dritte zu überlassen. Jede Überlassung von Dark Fibre durch den Leistungsnehmer an Dritte ist ausgeschlossen.

2.6                               Betrieb der Rohranlage und der BK-Kabel

2.6.1                        Der Betrieb der Kabelkanalanlage obliegt dem Leistungsgeber; der Betrieb der BK-Kabel obliegt dem Leistungsnehmer.

2.6.2                        Maßnahmen des Leistungsnehmers zur Wartung und zur Störungsbeseitigung der BK-Kabel im Bereich der benutzten Anlagen des Leistungsgebers (nachfolgend “Wartungsmaßnahmen” genannt) sind nach Absprache mit dem Leistungsgeber zulässig. Geplante Wartungsmaßnahmen hat der Leistungsnehmer dem Leistungsgeber mindestens 14 Tage vor dem Beginn mitzuteilen. Der Leistungsgeber wird dem Leistungsnehmer einen mitgeteilten Termin für eine Wartungsmaßnahme innerhalb von fünf Werktagen bestätigen. Kann der Leistungsgeber den Termin nicht wie vom Leistungsnehmer gewünscht bestätigen, wird er dabei einen Ersatztermin nennen, der nicht später als 5 Werktage nach dem vom Leistungsnehmer gewünschten Termin liegt.

Sofern sich der Sicherheitsservice (Ziffer 2.6.4) bei geplanten Wartungsmaßnahmen nicht zu dem geplanten Termin am betreffenden Kabelschacht bzw. Abzweigkasten einfindet und sich auch nach einer dann von dem Leistungsnehmer gesetzten Nachfrist von mindestens 30 Minuten (gerechnet ab der Setzung der Nachfrist) nicht am betreffenden Kabelschacht bzw. Abzweigkasten einfindet, hat der Leistungsgeber dem Leistungsnehmer alle Kosten zu ersetzen, die dadurch entstanden sind, dass die Wartungsmaßnahme an dem betreffenden Termin nicht durchgeführt werden konnte. Dies gilt nicht, wenn besondere Umstände (insbesondere außergewöhnliche Witterungsverhältnisse, über das vorhersehbare Maß hinausgehende Verkehrsstörungen) den Leistungsgeber daran gehindert haben, die Frist einzuhalten.

2.6.3                        Es obliegt dem Leistungsnehmer, die rechtlichen und tatsächlichen Voraussetzungen für die Durchführung der Wartungsmaßnahme zu schaffen,

einschließlich des Öffnens der Kabelschächte oder des sonstigen Zugangs zu den BK-Kabeln und sonstiger erforderlicher Maßnahmen. Auch ist der Leistungsnehmer für alle Genehmigungen Dritter, die zur Durchführung der Wartungsmaßnahme erforderlich sind, allein verantwortlich. Er hat allen aus der Wartungsmaßnahme erwachsenden Verpflichtungen nachzukommen und haftet hierfür. Der Leistungsgeber wird den Leistungsnehmer dabei angemessen unterstützen, soweit dies für den Leistungsnehmer erforderlich ist.

2.6.4                        Zugang zu den Kabelschächten und Abzweigkästen haben aufgrund von Orts- und Sachkenntnis qualifizierte Mitarbeiter des Leistungsnehmers oder von ihm beauftragte Dritter; der Leistungsgeber kann bei berechtigtem Interesse einzelne Mitarbeiter oder Dritte ablehnen. Die Kabelschächte und Abzweigkästen dürfen nur im Beisein von Mitarbeitern oder Beauftragten des Leistungsgebers (in diesem Term Sheet “Sicherheitsservice” genannt) geöffnet werden. Im Störungsfall wird der Leistungsnehmer den Leistungsgeber unverzüglich benachrichtigen; der Sicherheitsdienst wird im Störungsfall unverzüglich an der Störungsstelle erscheinen. Der Leistungsgeber behält sich vor, die fachliche Ausführung der Wartungsmaßnahme während der Ausführung zu beobachten. Der Leistungsgeber ist berechtigt, dem Leistungsnehmer die durch das Beisein des Sicherheitsservice entstehenden angemessenen Kosten in Rechnung zu stellen. Die Parteien werden sich im Rahmen des Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) auf ein Budgetierungsverfahren einigen. Dabei dürfen die vom Leistungsgeber veranschlagten jährlichen Mannkosten die Kosten nicht überschreiten, die der Leistungsgeber bei interner Inanspruchnahme vergleichbarer Leistungen für vergleichbar qualifizierte eigene Mitarbeiter budgetiert. Für das Jahr 2003 werden die vollen Kosten pro Mannjahr € 100.000 nicht übersteigen. Die Parteien gehen davon aus, dass für den Weiterbetrieb des nach Art und Umfang zum 31. Dezember 2002 betriebenen BK-Geschäfts des Leistungsnehmers sowie der übrigen Einbezogenen Regionalgesellschaften (wie im Rahmenleistungsvertrag definiert) 13 Mannjahre für die Erbringung des Sicherheitsservice nach diesem Term Sheet und dem Term Sheet Nr. 4 im Jahr 2003 ausreichen; die Festlegung für die Folgejahre erfolgt jeweils halbjährlich im Voraus unter Berücksichtigung der in der Vergangenheit angefallenen Kosten und den Arbeiten, die der Leistungsnehmer in dem betreffenden Halbjahr plant. Die Einzelheiten werden im Rahmen des Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) geregelt.

2.6.5                        Der Leistungsnehmer führt den Transport von Kabeln zum oder vom Kabelschacht, die Öffnung der Kabelkanalanlage und das Einziehen des Kabels nach vorheriger Absprache mit dem Leistungsgeber als eigene Baumaßnahme durch. Dabei stellt der Leistungsnehmer sicher, dass die notwendigen Arbeiten nur von fachkundigen Kräften ausgeführt werden. Er haftet dem Leistungsgeber für alle Schäden, Beschädigungen, Störungen oder Nutzungseinschränkungen, die durch seine Kräfte oder beauftragte Dritte verursacht werden.

2.6.6                        Soweit Umlagerungen oder anderweitige Sicherungsmaßnahmen von Kabeln, die nicht Kabel des Leistungsnehmers sind, zur Durchführung der Baumaßnahme erforderlich werden, führt der Leistungsgeber diese Sicherungsmaßnahmen durch; der Leistungsnehmer erstattet dem Leistungsgeber die hierdurch entstandenen angemessenen Kosten.

2.6.7                        Stellt der Leistungsgeber eine Beschädigung an den BK-Kabeln des Leistungsnehmers fest, so ist er verpflichtet, dies dem Leistungsnehmer unverzüglich mitzuteilen. Der Leistungsnehmer ist in gleicher Weise zur unverzüglichen Mitteilung verpflichtet, wenn er eine Beschädigung der Kabelkanalanlage oder von Kabeln des Leistungsgebers feststellt.

2.6.8                        Bei akuten betrieblichen Störungen, die durch eine Beschädigung der Kabelkanalanlage ausgelöst werden, verpflichten sich der Leistungsgeber und der Leistungsnehmer zur unverzüglichen gegenseitigen Information und Einleitung der Störungsbeseitigung. Dabei ist der Leistungsgeber zur Instandsetzung der Kabelkanalanlage verpflichtet, dem Leistungsnehmer obliegt die Entstörung des BK-Kabels. Die Leistungsbeteiligten werden im Rahmen des Service Level Agreements die jeweiligen Ansprechpartner für Störungsfälle benennen und hierzu gemeinschaftlich die entsprechenden Verfahrensabläufe entwickeln und darstellen. Im übrigen gilt § 8.2 des Rahmenleistungsvertrages.

2.6.9                        Abweichend von Ziffer 2.6.4 dürfen die Kabelschächte und Abzweigkästen bei akuten betrieblichen Störungen ausnahmsweise vom Leistungsnehmer ohne Beisein des Sicherheitsservice geöffnet werden, wenn die folgenden Bedingungen erfüllt sind:

(a)                                  Nach vernünftiger Beurteilung zum Zeitpunkt der Störung ist die Störung schwerwiegend und betrifft eine erhebliche Zahl von Endkunden des Leistungsnehmers;

(b)                                 Der Sicherheitsservice hat sich nicht binnen 90 Minuten nach Eingang der Störungsmeldung (Ziffer 2.6.4) an der Störungsstelle eingefunden; und

(c)                                  Der Leistungsnehmer hat den Leistungsgeber frühestens nach Ablauf einer Frist von 90 Minuten nach Eingang der Störungsmeldung des Leistungsnehmers (Ziffer 2.6.4) unter Setzung einer angemessenen Frist erneut an die Störungsstelle gerufen, die der Leistungsgeber überschritten hat; und

(d)                                 Seit der ersten Störungsmeldung des Leistungsnehmers sind mindestens fünf Stunden verstrichen.

Erscheint der Leistungsgeber innerhalb der in Buchstabe (b) festgelegten Frist von 90 Minuten nicht an der Störungsstelle, so ist der Leistungsgeber verpflichtet, pro jeweiligem Einzelfall eine Vertragsstrafe von € 200 zu zahlen. Bei einer Erhöhung der Vergütung gemäß Ziffer 6.2 ist dieser Betrag entsprechend anzupassen. Hat der Leistungsnehmer seinerseits die Störungsstelle nicht innerhalb dieser Frist erreicht, verlängert sich die Frist bis zum Eintreffen des Leistungsnehmers. Der Leistungsgeber verwirkt die Vertragsstrafe jedoch dann nicht, wenn besondere Umstände (insbesondere außergewöhnliche Witterungsverhältnisse, über das vorhersehbare Maß hinausgehende Verkehrsstörungen) den Leistungsgeber daran gehindert haben, die Frist einzuhalten.

2.6.10                  Öffnet der Leistungsnehmer Kabelschächte gemäß vorstehender Ziffer 2.6.9, ist er verpflichtet, Art und Ausmaß der Störung, die zweimalige Herbeirufung des

Leistungsgebers (einschließlich von Ort, Zeit, Ansprechpartner, gesetzter Frist und tatsächlicher Ankunft des Sicherheitsservices) und die im Kabelschacht durchgeführten Wartungsmaßnahmen dem Leistungsgeber unverzüglich, spätestens aber eine Woche nach der Öffnung schriftlich nachzuweisen. Der Leistungsnehmer haftet dem Leistungsgeber für alle Schäden, die durch seine Kräfte oder beauftragte Dritte während der Öffnung und der Durchführung der Wartungsmaßnahmen verursacht werden. Er stellt den Leistungsgeber außerdem von sämtlichen Ansprüchen Dritter frei, die diese wegen Handlungen oder Unterlassungen des Leistungsnehmers während der Öffnung gegen den Leistungsgeber geltend machen. Für die Haftung und die Freistellung nach dieser Ziffer gelten die Haftungsbeschränkungen gemäß § 6.2 und § 6.3 des Rahmenleistungsvertrages.

2.6.11                  In den Fällen, in denen Störungsbeseitigungsarbeiten nicht durch den Leistungsgeber selbst durchgeführt werden, obliegt die Verkehrssicherungspflicht demjenigen, der die Arbeiten veranlaßt hat.

3.                                      Mitwirkungspflichten des Leistungsnehmers

Siehe unter Ziffer 2.

4.                                      Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Es findet auf der Ebene der Abteilungsleiter der Vertragspartner (bzw. vergleichbarer Hierarchiestufe) zweimal jährlich eine Besprechung über Mengenänderung, Qualität und Leistungsabwicklung statt. Im übrigen gilt § 8.2 des Rahmenleistungsvertrages.

5.                                      Leistungsumfang, Mengengerüst

Die Gesamtlänge der zur Mitbenutzung überlassenen Kapazität in Kabelkanalanlagen stellt keine vereinbarte oder zugesicherte Eigenschaft des Mietgegenstands dar.

6.                                      Vergütung

6.1                                 Die Vergütung für die Mitbenutzung von Rohrzügen und Teilen von Rohrzügen beträgt Euro 30.812.810,31 (in Worten: Euro Dreißig Millionen Achthundertzwölftausend Achthundertzehn und 31/100) pro Kalenderjahr. Die Höhe der Vergütung ist, vorbehaltlich von Änderungen des Leistungsumfangs durch Kündigung, Stillegung oder vorübergehende Mehrnutzung, unabhängig von der tatsächlichen Gesamtlänge der Kabelkanalanlagen.

6.2                                 Die Vergütung gemäß Ziffer 6.1 wird als Festvergütung für die Kalenderjahre 2003 bis einschließlich 2006 vereinbart. Ab dem Folgejahr, erstmals zum 1. Januar 2007, ist der Leistungsgeber berechtigt, die Vergütung einmal jährlich, jeweils bis zum 30. Januar, eines jeden Kalenderjahres um die im Vorjahr gestiegenen Kosten für die unter diesem Term Sheet erbrachte Leistung gegenüber dem Jahr 2006 bzw. (für die Folgejahre falls in einem oder mehreren Jahren eine Anpassung nicht erfolgt ist) der jeweils vorangegangenen Anpassung zu erhöhen. Bis einschließlich 2015 darf die Erhöhung (prozentual) jedoch eine Erhöhung des vom Statistischen Bundesamt bekannt gegebenen Verbraucherpreisindexes für Deutschland (vormals Preisindex für die Lebenshaltung aller privaten Haushalte), oder jeden anderen Preisindex, der an seine Stelle tritt, gegenüber 2006 bzw. dem Zeitpunkt der jeweils vorangegangenen Erhöhung nicht übersteigen. Sollte der Leistungsnehmer mit der Höhe der Kostensteigerung nicht einverstanden sein, entscheidet auf Anrufung einer Partei der Schiedsgutachter gemäß § 3.2 des Rahmenleistungsvertrages. Bis zur Entscheidung des Schiedsgutachters gilt die vom Leistungsgeber mitgeteilte Vergütung übergangsweise als vereinbart. Nach der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen unverzüglich auszugleichen. Der Betrag der Überzahlungen bzw. der Unterzahlung ist seit der Mitteilung über die Erhöhung mit dem gesetzlichen Verzugszinssatz für Unternehmer (derzeit § 288 Abs. 2 BGB) zu verzinsen.

6.3                                 Im Falle einer Veränderung des Leistungsumfangs verringert sich bzw. erhöht sich (im Fall des By-Pass Kabels gemäß Ziffer 2.3.5) die Vergütung anteilig. Der

Betrag der Verringerung bzw. Erhöhung entspricht, vorbehaltlich Ziffer 2.3.6, dem Produkt von Länge der Erhöhung bzw. Verringerung (in km, unabhängig von der Nutzungsform) und dem Preis (pro km und Jahr) von Euro 3.412,36. Bei einer Anpassung der Vergütung gemäß Ziffer 6.2 ist dieser Preis entsprechend anzupassen.

7.                                      Leistungsabrechnung

Die Leistungsbeteiligten werden sich in dem Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) auf ein Rechnungsmuster einigen.

8.                                      Einzelabruf der Leistungen

Nicht anwendbar.

9.                                      Lieferung, Leistungsort, -zeit

Siehe Ziffer 2.

10.                               Gewährleistung

Der Leistungsgeber gewährleistet, daß der Nutzung der Rohrzüge und Teile von Rohrzügen durch den Leistungsnehmer keine Rechte Dritter entgegenstehen. Im übrigen erfolgt die Überlassung der Rohrzüge und Teile von Rohrzügen jedoch unter Ausschluß jeglicher Haftung und Gewährleistung für den Zustand der Kabelkanalanlagen, gleich aus welchem Rechtsgrund. Der Leistungsgeber haftet insbesondere nicht für die Gesamtlänge der überlassenen Rohrzüge, ihren Zustand, die tatsächliche Möglichkeit des Zutritts zu den Kabelkanalanlagen oder für das Vorhandensein und den Zustand von Kabelschächten oder Abzweigkästen. § 536 d BGB sowie das Recht des Leistungsnehmers zur Kündigung aus wichtigem Grund bleiben unberührt. Der Leistungsgeber wird jedoch seine Leistungspflichten gemäß Ziffern 2.3.8 und Ziffer 2.6 wahrnehmen.

11.          Laufzeit, Kündigung, Teilkündigung und Außerbetriebnahme

11.1                        Laufzeit und Kündigung

Dieses Term Sheet läuft auf unbestimmte Zeit. Eine Kündigung des Term Sheets durch den Leistungsnehmer ist mit einer Frist von 12 Monaten zum Jahresende möglich. Die ordentliche Kündigung durch den Leistungsgeber ist ausgeschlossen. Es gilt jedoch § 544 Satz 1 BGB. Das Recht beider Parteien zu einer außerordentlichen Kündigung nach Maßgabe des Rahmenleistungsvertrages bleibt unberührt.

11.2                        Teilkündigung

Der Leistungsnehmer ist berechtigt, einzelne nach diesem Term Sheet für seine BK-Kabel genutzten Kabelkanalanlagen zu kündigen (nachfolgend “Teilkündigung” genannt). Wird die Teilkündigung bis zum Ablauf des 31.12.2004 erklärt, beträgt die Kündigungsfrist 9 Monate zum Monatsende. Wird sie ab dem 01.01.2005 erklärt, beträgt sie 15 Monate zum Monatsende. Wird anstatt der Kabelkanalanlagen, bezüglich der das Term Sheet teilweise gekündigt wird, eine neue Kabelkanalanlage gemäß Term Sheet 2 angemietet, beträgt die Kündigungsfrist drei Monate. Die vom Leistungsnehmer zu entrichtende Vergütung reduziert sich mit Wirksamwerden der Kündigung gemäß Ziffer 6.3.

11.3                        Stillegung von Kabelkanalanlagen

11.3.1                  Sofern und soweit der Leistungsgeber aus technischen oder betrieblichen Gründen Kabelkanalanlagen durch Stillegung oder in anderer Weise vollständig außer Betrieb nimmt und sie nicht mehr für eigene Zwecke oder für die Zwecke verbundener Unternehmen nutzt (nachfolgend “Stillegung” genannt), ist er berechtigt, das Mietverhältnis in bezug auf die entsprechenden Kabelkanalanlagen mit einer Frist von 12 Monaten zum Monatsende zu kündigen. Die Frist beginnt mit der Mitteilung des Leistungsgebers über die Stillegung. Mit Ablauf der Kündigungsfrist ist das Leistungsverhältnis in bezug auf die gekündigten Kabelkanalanlagen beendet.

11.3.2                  Sofern die Stillegung der Kabelkanalanlage auf höherer Gewalt beruht, reduziert sich die Kündigungsfrist auf eine unter den jeweiligen Umständen angemessene Frist.

11.3.3                  Die Vergütung reduziert sich mit Beendigung des Leistungsverhältnisses gemäß Ziffer 6.3.

11.3.4                  Soweit der Leistungsgeber Eigentümer der betreffenden Kabelkanalanlage ist und zur Verfügung über die Kabelkanalanlage (einschließlich der Übertragung etwaiger Wegerechte) befugt ist, bietet er dem Leistungsnehmer im Fall der Stillegung die betreffende Kabelkanalanlage schriftlich zur Übernahme an. Die Annahme ist nur wirksam, wenn sie schriftlich erfolgt; die Annahmefrist beträgt 60 Tage. Das Angebot wird unter den folgenden Bedingungen abgegeben:

(a)                  Der Leistungsgeber überträgt dem Leistungsnehmer das Eigentum an der Kabelkanalanlage in dem Zustand, in dem sich die Kabelkanalanlage zum Zeitpunkt der Übertragung befindet (einschließlich der darin befindlichen Kabelbelegung).

(b)                 Mit der Übertragung gehen alle zu diesem Zeitpunkt in bezug auf die Kabelkanalanlage bestehenden privatrechtlichen und öffentlich-rechtlichen Verpflichtungen und Rechte (einschließlich der Vergütungsansprüche) des Leistungsgebers auf den Leistungsnehmer über. Dies betrifft insbesondere Ansprüche wegen des Zustandes von Kabelkanalanlagen oder wegen der Verletzung von Rechten Dritter durch die Nutzung von Kabelkanalanlagen. Vom Übergang ausgeschlossen sind solche privatrechtlichen Verpflichtungen, die der Leistungsgeber zum Zeitpunkt des Übergangs kennt oder kennen muss, die er jedoch dem Leistungsnehmer in seinem Angebot nicht mitgeteilt hat. Ferner hat der Leistungsnehmer den Leistungsgeber vom Zeitpunkt der Übertragung von jeder etwaigen ihn treffenden Verantwortlichkeit in bezug auf die Anlage freizustellen.

(c)                  Bestehen zum Zeitpunkt der Übertragung Verträge mit Dritten über die Nutzung der Kabelkanalanlagen, tritt der Leistungsnehmer (vorbehaltlich einer etwa erforderlich werdenden Zustimmung der Dritten) anstelle des

Leistungsgebers in die Rechte und Pflichten aus diesen Verträgen ein. Ist eine Übertragung des Vertragsverhältnisses im Außenverhältnis nicht möglich, werden sich die Leistungsbeteiligten im Innenverhältnis so stellen, als ob der Eintritt des Leistungsnehmers anstelle des Leistungsgebers auch im Außenverhältnis wirksam geworden wäre.

(d)                 Der Leistungsnehmer zahlt an den Leistungsgeber einen Übernahmepreis für die Kabelkanalanlagen in Höhe der Vergütung, die nach diesem Term Sheet in dem Kalenderjahr vor Wirksamwerden der Kündigung für die jeweilige stillgelegte Kabelkanalanlage geschuldet war. Für die Höhe dieser Vergütung gilt Ziffer 6.3 entsprechend.

11.3.5                  Sofern und soweit der Leistungsgeber für die durch Stillegung oder in anderer Weise vollständig außer Betrieb genommenen Kabelkanalanlagen Ersatzkapazitäten schafft (z.B. Straßenbaufolgemaßnahmen), ist er verpflichtet, dem Leistungsnehmer die Anmietung der Ersatzkapazitäten zu den gleichen vertraglichen Bedingungen anzubieten, zu denen der Leistungsnehmer die außer Betrieb genommenen Kabelkanalanlagen genutzt hat. Nimmt der Leistungsnehmer das Angebot zur Nutzung der Ersatzkapazitäten an, gelten mit dem vereinbarten Beginn der Nutzung die Bestimmungen dieses Term Sheets auch für die Ersatzkapazitäten; die Vergütung berechnet sich gemäß Ziffer 6.3. Der Einzug des BK-Kabels in die neue Kabelkanalanlage obliegt dem Leistungsnehmer.

11.4                        Rechtsfolgen der Beendigung des Leistungsverhältnisses

Mit Beendigung des Leistungsverhältnisses für einzelne oder alle Kabelkanalanlagen, insbesondere durch Wirksamwerden einer Kündigung, erlischt das Nutzungsrecht des Leistungsnehmers an der betreffenden Kabelkanalanlage. Sofern der Leistungsnehmer die Kabelkanalanlagen nicht gemäß § 11.3.4 erwirbt, wird er, soweit technisch möglich, das betreffende BK-Kabel auf seine Kosten bis zur Beendigung des Leistungsverhältnisses entfernen. Im übrigen gilt § 546a BGB. § 548 BGB findet keine Anwendung, sondern es gilt § 6.5 des Rahmenleistungsvertrages.

11.5                        Veräußerung von Kabelkanalanlagen

Zusätzlich zu den Regelungen von § 12.2 des Rahmenleistungsvertrages zur Übertragung gehen die Leistungsbeteiligten gehen davon aus, daß bei einer Veräußerung von Kabelkanalanlagen vom Leistungsgeber an einen Dritten der Dritte in sämtliche Rechte und Pflichten aus diesem Vertrag gemäß § 566 BGB eintritt. Der Leistungsgeber ist bei einer Veräußerung der Kabelkanalanlagen an Dritte jedoch auch berechtigt, mit dem Dritten (abweichend von § 566 BGB) zu vereinbaren, daß das Leistungsverhältnis nach diesem Term Sheet beim Leistungsgeber verbleibt, soweit der Dritte dem Leistungsgeber vor der Übertragung schriftlich bestätigt hat, daß er ihm die Nutzung der Kabelkanalanlagen für die Zwecke dieses Term Sheets gestattet. Der Leistungsgeber ist ab dem Änderungsstichtag zur Einräumung von Rechten an den Kabelkanalanlagen an Dritte (nachfolgend “Sicherungsnehmer” genannt) im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen ohne Übertragung des Term Sheets entsprechend § 566 BGB berechtigt, wenn der Sicherungsnehmer dem Leistungsgeber vor der Einräumung von Rechten schriftlich bestätigt hat, (i) daß er ihm die Nutzung der Kabelkanalanlagen für die Zwecke dieses Term Sheets bis zu einer etwaigen Verwertung gestattet und (ii) daß er im Falle einer Verwertung dafür Sorge tragen wird, daß der Erwerber der Kabelkanalanlagen die Rechte und Pflichten aus diesem Term Sheet entsprechend § 566 BGB übernimmt.

12.          Ansprechpartner

Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.          Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1                                              Schematische Darstellung des Aufbaus von Kabelkanalanlagen

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

24.01.2003

Final

Term Sheet Nr. 2

Netzinfrastruktur

“Angebot zur Nutzung weiterer Kabelkanalkapazitäten”

in Fortführung des

Term Sheets Nr. 1 Netzinfrastruktur

“Mitbenutzung von Kabelkanalanlagen”

durch die

Deutsche Telekom AG

(nachfolgend “Leistungsgeber” genannt)

an die

Kabel Bayern GmbH & Co. KG

(nachfolgend “Regionalgesellschaft” oder “Leistungsnehmer” genannt)

Vorbemerkung

I.                                         Die DTAG hat mit Einbringungsvertrag vom 22. Dezember 1998 ihr gesamtes BK-Geschäft mit Wirkung zum 31. Dezember 1998 in ihre 100%-ige Tochtergesellschaft KDG eingebracht. Die KDG wiederum hat das gesamte BK-Geschäft regionalisiert und in verschiedene Regionalgesellschaften eingebracht bzw. ausgegliedert. Das BK-Geschäft, das sich auf die Region Bayern bezieht, wurde dabei in die Kabel Bayern GmbH & Co. KG ausgegliedert.

II.                                     Im Zusammenhang mit der Ausgliederung des BK-Geschäfts in die Kabel Bayern GmbH & Co. KG wurden zwischen der DTAG und der Kabel Bayern GmbH & Co. KG Leistungsvereinbarungen (in der Form eines Rahmenleistungsvertrags sowie einzelner, als Anhang beigefügter verbindlicher Term Sheets) abgeschlossen.

III.                                 Zu den Leistungen, die in dieser Form gegenüber der Kabel Bayern GmbH & Co. KG angeboten werden, gehören auch Mitbenutzungsrechte an den im Anlagevermögen der DTAG verbliebenen Kabelkanalanlagen für die darin liegenden BK-Kabel der Kabel Bayern GmbH & Co. KG nach näherer Maßgabe des Term Sheets Nr. 1 Netzinfrastruktur “Mitbenutzung von Kabelkanalanlagen” (nachfolgend “Term Sheet Nr. 1” genannt).

IV.                                 In dem Term Sheet Nr. 1 hat die DTAG (Leistungsgeber) der Kabel Bayern GmbH & Co. KG (Leistungsnehmer) die Mitbenutzung von Rohrzügen und Teilen von Rohrzügen in Kabelkanalanlagen gestattet, soweit in diesen zum Änderungsstichtag BK-Kabel des Leistungsnehmers verlaufen.

V.                                     Nach dem Term Sheet Nr. 1 gilt das Nutzungsrecht auch für neue BK-Kabel, soweit diese gemäß den Bestimmungen von Term Sheet Nr. 1 zur Störungsbeseitigung, wegen Verschleiß oder aus sonstigen betrieblichen Gründen gegen bestehende BK-Kabel ausgewechselt werden.

VI.                                 Für den Fall der Auswechslung von BK-Kabeln sieht das Term Sheet Nr. 1 weiter vor, daß der Leistungsnehmer für eine zur unterbrechungsfreien Aufrechterhaltung des Betriebs erforderliche Verlegung von zusätzlichen BK-Kabeln unter näher geregelten Voraussetzungen zeitlich befristet weitere Kabelkanalkapazität erhält.

VII.                             Abgesehen von diesen Fällen hat der Leistungsnehmer nach dem Term Sheet Nr. 1 für nach dem Änderungsstichtag neu errichtete BK-Kabel ein Recht zur Mitbenutzung bestehender Kabelkanalanlagen nur nach Maßgabe von § 51 TKG.

Vor diesem Hintergrund und in Fortführung des nach dem Term Sheet Nr. 1 eingeräumten Nutzungsrechts des Leistungsnehmers in den Kabelkanalanlagen des Leistungsgebers zur Aufrechterhaltung des ordnungsgemäßen Betriebs des BK-Geschäfts und darüber hinaus zur Ermöglichung des Ausbaus des BK-Netzes, das im Rahmen der unter Ziffer I. dieser Vorbemerkung geschilderten Ausgliederung in die Kabel Bayern GmbH & Co. KG ausgegliedert wurde, macht der Leistungsgeber das folgende,  nur vor dem Hintergrund des unter I. dieser Vorbemerkung geschilderten Regionalisierungsvorganges abgegebene

TS DTAG NR. 2 KABELKANALANLAGEN ANGEBOT - BAYERN - HENGELER MUELLER

Angebot zur Nutzung weiterer Kabelkanalkapazitäten

(“Angebot”)

1.                                     Leistungsinhalt und -umfang

1.1                              Grundsatz

Der Leistungsgeber erklärt sich nach Maßgabe der folgenden Bestimmungen grundsätzlich bereit, dem Leistungsnehmer in den nachfolgend genannten Fällen über den in dem Term Sheet Nr. 1 genannten Umfang hinaus zusätzliche Kabelkanalkapazitäten zur Verfügung zu stellen.

a)                                    Die entsprechenden konkreten Vereinbarungen in Ausfüllung dieses Angebots sind zwischen den Parteien im jeweiligen Einzelfall objektbezogen zu treffen und schriftlich niederzulegen (nachfolgend “Einzelvereinbarungen” genannt). Im einzelnen handelt es sich um die folgenden Fälle:

Fall 1                                                               Nutzung zusätzlicher Kabelkanalkapazitäten in Kabelkanalanlagen des Leistungsgebers, in denen zum Änderungsstichtag bereits BK-Kabel des Leistungsnehmers liegen.

Fall 2                                                               Nutzung zusätzlicher Kabelkanalkapazitäten für die Unterbringung von Kabeln zur Verbindung von zum Änderungsstichtag vorhandener BK-Netzelemente über neue BK-Kabel.

Fall 3                                                               Nutzung zusätzlicher Kabelkanalkapazitäten in neu errichteten Kabelkanalanlagen, die im Zuge des Ausbaus des BK-Netzes des Leistungsgebers zum Anschluss von Neubaugebieten entstehen.

b)                                    Grundsätzlich bezieht sich das Angebot nur auf die Vermietung von ganzen Rohrzügen, die von mindestens einem Kabelschacht abgeschlossen oder unterbrochen werden (Hauptrohr). Lediglich im Fall 3 werden auch Teile eines Rohrzuges für ein Verzweigungskabel angeboten. Hierbei handelt es sich um Rohre, die von mindestens einem Abzweigkasten abgeschlossen oder unterbrochen werden (Verzweigungsrohre).

c)                                     Mietet der Leistungsnehmer in Ausführung dieses Term Sheets ganze Rohrzüge, entscheidet er darüber, ob die Rohrzüge einfach oder mehrfach genutzt werden.

1.2                              Übernahme von Alt-Einzelvereinbarungen

Die von den Leistungsbeteiligten vor dem Änderungsstichtag abgeschlossenen, diesem Term Sheet als Anlage 1 beigefügten Einzelvereinbarungen (nachfolgend “Alt-Einzelvereinbarungen” genannt) gelten als Einzelvereinbarungen im Sinne dieses Term Sheets. Auch wenn in diesem Term Sheet oder in den Alt-Einzelvereinbarungen etwas anderes vereinbart ist, gelten jedoch für die Alt-Einzelvereinbarungen die Bestimmungen des Term Sheets Nr. 1 und des Rahmenleistungsvertrages. Dies gilt insbesondere für die Bestimmungen über Laufzeiten und Kündigungsfristen und die Regelungen zum Betrieb der Kabelkanalanlagen. Die in den Alt-Einzelvereinbarungen vereinbarten Bestimmungen über die Vergütung bleiben jedoch anwendbar (einschließlich etwaiger laufzeitabhängiger Vergütungsregelungen).

2.                                     Kein Anspruch allein auf Grundlage des Angebots

Durch das Angebot erklärt der Leistungsgeber seine grundsätzliche Bereitschaft, objektbezogene Einzelvereinbarungen über die Nutzung zusätzlicher Kabelkanalkapazitäten zu schließen. Eine rechtlich bindende Verpflichtung des Leistungsgebers, Kabelkanalkapazität zur Verfügung zu stellen, besteht jedoch auf der Grundlage des Angebots nicht, sondern wird allein durch die Einzelvereinbarungen begründet. Der Leistungsnehmer wird sich jedoch bemühen, dem Leistungsnehmer den Abschluss von Einzelvereinbarungen nach diesem Term Sheet unter den genannten Voraussetzungen (insbesondere der Ziffer 3) anzubieten. Ferner wird der Leistungsgeber den Leistungsnehmer auf dessen konkrete, auf eine bestimmte Strecke oder auf ein bestimmtes abgegrenztes Gebiet bezogene Anfrage darüber Auskunft geben, ob und in welchem Umfang er Kabelkanalanlagen neu errichtet (Ziffer 1.1., Buchstabe a), Fall 3). Schließlich wird der Leistungsgeber dem Leistungsnehmer (nicht aber etwaigen Untermietern, die nicht verbundene Unternehmen des Leistungsnehmers sind) auf Verlangen einen zentralen Ansprechpartner für alle Einbezogenen Regionalgesellschaften benennen, um Anfragen nach diesem Term Sheet zu koordinieren. Im übrigen werden die Leistungsbeteiligten einvernehmlich die Einzelheiten des Angebotsverfahrens, einschließlich der dabei zu beachtenden Fristen und Mitwirkungspflichten, sowie des Bereitstellungsprozesses für die Kabelkanalanlagen regeln.

3.                                     Voraussetzungen für die Leistungserbringung

In allen unter Ziffer 1.1 genannten Fällen erfolgt die Zurverfügungstellung zusätzlicher Kabelkanalkapazitäten in den Einzelvereinbarungen unter dem Vorbehalt, daß freie Rohrzüge beim Leistungsgeber vorhanden sind, etwaige Zustimmungen oder Genehmigungen vorliegen und die freien Rohrzüge nicht - sei es gegenwärtig oder zukünftig - vom Leistungsgeber für die Deckung seines Eigenbedarfs benötigt bzw. an Dritte aufgrund gesonderter Vereinbarungen oder im Rahmen des § 51 TKG zur Verfügung gestellt werden.

4.                                     Keine Untervermietung oder Betreiben für fremde Rechnung

Vorbehaltlich § 12 des Rahmenleistungsvertrages ist eine Untervermietung der aufgrund der Einzelvereinbarungen angemieteten Rohrzüge durch den Leistungsnehmer nicht statthaft. § 540 Abs. 1 Satz 2 BGB findet keine Anwendung. Dem Leistungsnehmer ist es ferner nicht gestattet, die in den Rohrzügen bzw. Teilen von Rohrzügen befindlichen BK-Kabel bzw. Teile von Kabeln (z. B. Fasern) für fremde Rechnung zu betreiben. Der Leistungsnehmer ist jedoch berechtigt, unter Aufrechterhaltung seiner Funktionsherrschaft über den Übertragungsweg Übertragungswege-Kapazität (gemanagte Bandbreite) an Dritte zu überlassen. Jede Überlassung von Dark Fibre durch den Leistungsnehmer an Dritte ist ausgeschlossen.

5.                                     Anwendbare Bestimmungen

Soweit in diesem Term Sheet oder in den Einzelvereinbarungen nicht ausdrücklich etwas anderes vereinbart ist, gelten für die Einzelvereinbarungen die Bestimmungen des Term Sheets Nr. 1 und des Rahmenleistungsvertrages.

6.                                     Vergütung

Der Preis für die Kabelkanalkapazitäten beträgt Euro 9,50 pro laufender Meter pro Jahr. Die Leistungsvereinbarungen können im Einzelfall und für bestimmte Gebiete, auch in dem Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages), einen geringeren Preis vereinbaren. Der Preis nach Satz 1 wird als Festvergütung für die von den Einzelvereinbarungen erfaßten Kabelkanalkapazitäten für den Zeitraum vom 1. Januar 2003 bis zum 31. Dezember 2006 vereinbart. Ab dem Folgejahr, erstmals zum 1. Januar 2007, ist der Leistungsgeber berechtigt, die Vergütung einmal jährlich zu Beginn eines jeden Kalenderjahres um die im Vorjahr gestiegenen Kosten für die unter diesem Term Sheet erbrachte Leistung gegenüber dem Jahr 2006 bzw. (für die Folgejahre falls in einem oder mehreren Jahren eine Anpassung nicht erfolgt ist) der jeweils vorangegangenen Anpassung zu erhöhen. Bis einschließlich 2015 darf die Erhöhung jedoch eine Erhöhung des vom Statistischen Bundesamt bekannt gegebenen Preisindexes für die mittlere Lebenshaltung aller privaten Haushalte für Deutschland (oder jedes anderen Preisindexes, der an seine Stelle tritt) gegenüber 2006 bzw. dem Zeitpunkt der jeweils vorangegangenen Erhöhung nicht übersteigen. Sollte der Leistungsnehmer mit der Höhe der Kostensteigerung nicht einverstanden sein, entscheidet auf Anrufung einer Partei der Schiedsgutachter gemäß § 3.2 des Rahmenleistungsvertrages. Bis zur Entscheidung des Schiedsgutachters gilt die vom Leistungsgeber mitgeteilte Vergütung übergangsweise als vereinbart. Nach der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen unverzüglich auszugleichen. Der Betrag der Überzahlungen bzw. der Unterzahlung ist seit der Mitteilung über die Erhöhung mit dem gesetzlichen Verzugszinssatz für Unternehmer (derzeit § 288 Abs. 2 BGB) zu verzinsen. Die in den Alt-Einzelvereinbarungen vereinbarten Bestimmungen über Preise bleiben unberührt. Unberührt bleibt ferner das Recht des Leistungsgebers, dem Leistungsnehmer die durch das Beisein des Sicherheitsservice entstehenden angemessenen Kosten in Rechnung zu stellen. Die Parteien werden sich insofern im Rahmen der Einzelvereinbarungen oder eines Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) auf ein Budgetierungsverfahren einigen. Dabei dürfen die vom Leistungsgeber veranschlagten jährlichen Mannkosten die Kosten nicht überschreiten, die der Leistungsgeber bei interner Inanspruchnahme vergleichbarer Leistungen für vergleichbar qualifizierte eigene Mitarbeiter budgetiert. Für das Jahr 2003 werden die vollen Kosten des Sicherheitsservice pro Mannjahr € 100.000 nicht übersteigen. Die Einziehung von BK-Kabeln oder Mehrfachnutzung von Rohrzügen erfolgt auf Kosten des Leistungsnehmers.

7.                                     Vertragsdauer, Kündigung

a)            Ordentliche Kündigung der Einzelvereinbarungen

Eine ordentliche Kündigung der jeweiligen Einzelvereinbarung ist für beide Leistungsbeteiligten mit einer Frist von 3 Jahren zum Jahresende möglich, frühestens zum Ablauf von 10 Jahren ab Inkrafttreten der Einzelvereinbarung. Abweichende Kündigungsfristen können im Einzelfall zwischen den Leistungsbeteiligten vereinbart werden, sofern es auch unter Berücksichtigung der abweichenden Kündigungsfrist jeweils bei einer langfristigen Leistungsbeziehung bleibt.

b)            Außerordentliche Kündigung der Einzelvereinbarungen

Der Leistungsgeber hat das Recht zur außerordentlichen Kündigung der jeweiligen Einzelvereinbarung, sofern der Leistungsnehmer gegen Bestimmungen dieses Angebots oder der Einzelvereinbarung in erheblicher Weise oder wiederholt verstößt. Als ein erheblicher Verstoß gegen Bestimmungen der Einzelvereinbarung gilt jeder Fall der vertragswidrigen Nutzung der Kabelkanalkapazitäten (insbesondere vertragswidrige Nutzungen, die schädigende Auswirkungen auf das Eigentum oder die Nutzung der Kabelkanalanlage durch den Leistungsgeber haben). §§ 543 Abs. 2 Satz 2 und 3, Abs. 3, 545 BGB finden keine Anwendung.

c)            Laufzeit und Kündigung des Angebots

Das Angebot gilt für unbestimmte Zeit. Der Leistungsgeber kann das Angebot mit einer Frist von 12 Monaten zum Jahresende, frühestens jedoch zum 31.12.2005, kündigen. Der Leistungsgeber bleibt außerdem zu einer außerordentlichen Kündigung des Angebots aus wichtigem Grund berechtigt. Als ein solcher wichtiger Grund ist es insbesondere anzusehen, wenn der Leistungsnehmer in einer solchen Weise wiederholt oder schwerwiegend gegen die Bestimmungen des Angebots oder der Einzelvereinbarungen verstößt, dass ein weiteres Festhalten an dem Angebot für den Leistungsgeber nicht mehr zumutbar ist.

8.                                     Sachliche und persönliche Reichweite des Angebots

Das Angebot gilt nur für die Region Bayern und nur im Hinblick auf das im Wege der unter Ziffer I. der Vorbemerkung geschilderten Ausgliederung auf die Kabel Bayern GmbH & Co. KG übergegangene BK-Netz (siehe Vorbemerkung). Eine Weiterübertragung des Angebots oder der aus dem Angebot resultierenden Rechte ist nur unter den Voraussetzungen von § 12 und § 13 des Rahmenleistungsvertrages gestattet.

9.                                     Vorbehalt der Übereinstimmung mit gesetzlichen oder behördlichen Bestimmungen

Das Angebot und die aufgrund des Angebots erfolgende Zurverfügungstellung von zusätzlichen Kabelkanalkapazitäten erfolgt nur, soweit dem regulatorische Anforderungen sowie gesetzliche oder behördliche Bedingungen und Auflagen nicht entgegenstehen.

Verzeichnis der Anlagen zu diesem Angebot:

Anlage 1                                              Aufgrund von Alt-Einzelvereinbarungen vermietete Kabelkanalanlagen

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

24.01.2003

Final

Term Sheet Nr. 3

zum

Rahmenleistungsvertrag

zwischen der

Deutsche Telekom AG

und der

Kabel Bayern GmbH & Co. KG

Netzinfrastruktur

“Glasfaserübertragungssysteme”

(Heranführung und Verteilung von BK-Signalen

über Glasfaserübertragungssysteme)

1.                                      Parteien

Leistungsgeber:                                                        Deutsche Telekom AG - Geschäftsbereich Netzinfrastruktur -

Leistungsnehmer:                                               Kabel Bayern GmbH & Co. KG

2.                                      Leistungsgegenstand

2.1                               Übertragungssysteme

Der Leistungsgeber stellt dem Leistungsnehmer zur Heranführung und Übertragung der nachfolgend näher beschriebenen analogen und digitalen Rundfunksignale (nachfolgend “BK-Signale” genannt), die zum Änderungsstichtag dem Leistungsnehmer in der Region Bayern zur Verfügung stehenden Übertragungsmöglichkeiten mittels folgender Glasfaser-Übertragungssysteme des Leistungsgebers zur Verfügung:

•                                          DIAMANT; und

•                                          BK-VL (Breitbandkabel-Verbindungsliniensystem).

Die Glasfaser-Übertragungssysteme (nachfolgend auch “Systeme” oder “Glasfasersysteme” genannt) sind in Ziffer 2.3 näher beschrieben.

2.2                               Frequenzbereich

Die in Ziffer 2.1 genannten Systeme verfügen über unterschiedliche Übertragungsmöglichkeiten. Gegenstand der geschuldeten Leistung ist die Bereitstellung von Übertragungsmöglichkeiten für folgende Kombinationen von BK-Signalen:

2.2.1                     DIAMANT und BK-VL

2.2.1.1     Frequenzband 47 — 450 MHz mit folgender Belegung:

•                                          31 PAL-Kanäle,

•                                          36 UKW-Kanäle (MPX),

•                                          15 DVB-Kanäle,

•                                          Pilottöne

Die Parameter der als Anlage 3 beigefügten Technischen Richtlinie 156TR4 sind bei dieser Belegung oder einer Belegung des Frequenzbandes mit vergleichbarer Summenlast (nachfolgend “anderweitige Belegung” genannt) eingehalten.

2.2.1.2               Bei einer anderweitigen Belegung wird die  Übertragung nur geschuldet, wenn die folgende Bedingungen erfüllt sind:

(a)                                  Die Summenlast der anderweitigen Belegung übersteigt nicht die folgenden Grenzwerte:

TS DTAG NR. 3 GLASFASER - BAYERN - HENGELER MUELLER

Frequenzbereich, genutzt für die Übertragungsart:	Anzahl der Kanäle	Signalpegel pro Kanal (dBμV)	Leistung pro Kanal (dBpW)	Summenlast des jeweiligen Frequenzbereichs (dBpW)

im Frequenzbereich 47 - 326 MHz: PAL-TV	31 (Band-breite 7 MHz)*	79	60	75

im Frequenzbereich 326 - 446 MHz: DVB (64 QAM)	15 (Band-breite 8 MHz)	69	50	62

im Frequenzbereich 87,5 - 108 MHz: FM	36	75	56	72

* bis 300 MHz im 7-MHz-Kanalraster, ab 302 MHz im 8-MHz-Kanalraster

(b)                                 In dem jeweiligen Frequenzbereich ist eine gleichmäßige Leistungsvertei-lung sichergestellt.

(c)                                  Unabhängig von dem genutzten Frequenzbereich werden die Signalpegel der in lit. (a) aufgeführten Übertragungsarten für keinen Kanal überschritten.

2.2.1.3               Abweichend von Ziffer 2.2.1.2 kann der Leistungsnehmer vom Leistungsgeber auch die Übertragung einer anderweitigen Belegung verlangen, die die in Ziffer 2.2.1.2 (a) aufgeführten Grenzwerte der Summenlast überschreitet. Eine zusätzliche Vergütung ist hierfür nicht geschuldet. Die Ziffern 10.1 bis 10.3 gelten in diesem Fall jedoch nicht; eine Ausfallentschädigung oder Schadensersatz wird nicht gewährt.

2.2.2                     [Freigelassen]

2.3                               Nähere Beschreibung der Glasfaserübertragungssysteme

2.3.1                     DIAMANT

2.3.1.1           DIAMANT dient zur digitalen Übertragung von BK-Signalen im Frequenz- und Zeitmultiplex (DFDM, TDM). Hierzu werden die verschiedenen Eingangssignale in der Zwischenfrequenz (ZF) - Lage digitalisiert, je nach Anforderung im System digital weiterverarbeitet (zweistufige Frequenzmultiplexbildung) und am Ausstieg das komplettierte BK-Multiplex-Signal aus dem DFDM-Signal durch eine teilbandweise D/A-Wandlung zurückgewonnen. Das Übertragungssystem ist bezüglich seiner elektrischen Ein- und Ausgangsschnittstellen kompatibel zu bestehenden analogen Signalaufbereitungs- und den nachfolgenden Breitbandverteilsystemen.

2.3.1.2           Parallel zur Verteilung bundesweit einheitlicher BK-Signale im digitalen Frequenzmultiplex (DFDM) kann für die Zusammenstellung des spezifischen Kanalrasters eines Bundeslandes die Signalheranführung im Zeitmultiplex (TDM) von einer übergeordneten Zentrale innerhalb des Übertragungssystems erfolgen. Die Übertragung erfolgt in Teilbändern unter Verwendung der entsprechenden Multiplex-Verfahren.

2.3.1.3           An einer System-Zentrale für das jeweilige Bundesland werden die Programme aus dem TDM-Teilband durch eine digitale Frequenzumsetzung und unter Nutzung eines Add-Vorgangs in ein DFDM-Signal gewandelt und zum länderspezifischen Kanalraster zusammengefaßt. An dieser System-Zentrale können zusätzlich BK-Signale, die entweder vor Ort empfangen oder im System von den Ausstiegen her dezentral herangeführt werden, eingespeist werden.

2.3.1.4               Von der länderspezifischen Zentrale wird das nun ausschließlich in DFDM-Verfahren zusammengestellte Signal in Teilbändern an die Ausstiege übertragen. Jedes Teilband wird für sich Digital/Analog gewandelt, ggf. über einen Umsetzer geführt und dann mit einem Breitbandkoppler zusammengefaßt.

2.3.1.5               Das System dient zur Versorgung der üBKVrSt mit zentral empfangbaren Signalen. Ferner können bBKVrSt eingebunden werden, die mit den analogen BK-VL-Systemen infolge von Reichweitenproblemen nicht erreicht werden können.

2.3.2                     Analoge BK-VL-Systeme

2.3.2.1               Die optischen BK-VL-Systeme werden zur transparenten Übertragung von BK-Signalen oberhalb der Netzebene (NE) 3 in den BK-Netzen eingesetzt.

2.3.2.2               Es gelten die folgenden bezugskettenorientierten Einsatzbedingungen mit den unterschiedlichen optischen Sendern:

OS 2:                    Reine Netzebenenbedingungen NE 2.2.d = 20 Koax- Verstärker,

Systemdämpfung 10,4 dB,

Maximale Faserlänge 20 km

OS 2+:             Reine Netzebenenbedingungen  NE 2.2.d = 20 Koax- Verstärker,

Systemdämpfung 14,0 dB, Faserlänge 24 +/- 6 km

2.3.2.3               Der Leistungsgeber wird auf schriftliche Anforderung des Leistungsnehmers ein Angebot zur Modernisierung der bestehenden, nach diesem Term Sheet genutzten analogen BK-VL-Systeme für die transparente Übertragung im Frequenzband bis 862 MHz (und Up-Stream bis zu 65 MHz) erstellen. Das Angebot beinhaltet die zusätzliche Leistung, die angemessenen Bedingungen der Leistungserbringung und einen angemessenen Preis. Der Leistungsnehmer wird den Leistungsgeber bei der Angebotserstellung im erforderlichen Umfang unterstützen. § 3.2 des Rahmenleistungsvertrages gilt bei Streitigkeiten über die Angemessenheit des Angebots entsprechend.

2.4                               Modernisierung von Systemen/Zusätzliche Systeme

Die Nutzung nach dem Änderungsstichtag neu errichteter oder zusätzlich zu nutzender Glasfaser-Übertragungssysteme des Leistungsgebers ist nicht Gegenstand dieses Term Sheets. Für die Übertragung von BK-Signalen über solche neu errichtete oder zu nutzende Systeme gelten die Allgemeinen Geschäftsbedingungen des Leistungsgebers für die Bereitstellung und Nutzung von Übertragungswegen (nachfolgend “AGB” genannt).

3.                                      Mitwirkungspflichten des Leistungsnehmers

Siehe Ziffer 10. Im übrigen gilt § 8 des Rahmenleistungsvertrages.

4.                                      Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Es gilt § 8 des Rahmenleistungsvertrages.

5.                                      Leistungsumfang, Mengengerüst

Keine gesonderte Vereinbarung.

6.                                      Vergütung

6.1                                 Die Vergütung für die Leistungen nach diesem Term Sheet entspricht pro Kalenderjahr der Summe der jeweiligen Entgelte pro Strecke und Kalenderjahr. Das für die Bereitstellung der Glasfasersysteme zu entrichtende Entgelt bestimmt sich für das Kalenderjahr 2002 nach der Anlage 1 (a) und für die Kalenderjahre 2003 bis 2006 nach der Anlage 1 (b).

6.2                                 Ab dem Folgejahr, erstmals zum 1. Januar 2007, ist der Leistungsgeber berechtigt, die Vergütung einmal jährlich zu Beginn eines jeden Kalenderjahres um die im Vorjahr gestiegenen Kosten für die unter diesem Term Sheet erbrachte Leistung gegenüber dem Jahr 2006 bzw. (für die Folgejahre falls in einem oder mehreren Jahren eine Anpassung nicht erfolgt ist) der jeweils vorangegangenen Anpassung zu erhöhen. Bis einschließlich 2015 darf die Erhöhung jedoch eine Erhöhung des vom Statistischen Bundesamt bekannt gegebenen Verbraucherpreisindexes für Deutschland (vormals Preisindex für die Lebenshaltung aller privaten Haushalte), oder jeden anderen Preisindex, der an seine Stelle tritt, gegenüber 2006 bzw. dem Zeitpunkt der jeweils vorangegangenen Erhöhung nicht übersteigen. Sollte der Leistungsnehmer mit der Höhe der Kostensteigerung nicht einverstanden sein, entscheidet auf Anrufung einer Partei der Schiedsgutachter gemäß § 3.2 des Rahmenleistungsvertrages. Bis zur Entscheidung des Schiedsgutachters gilt die vom Leistungsgeber mitgeteilte Vergütung übergangsweise als vereinbart. Nach der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen unverzüglich auszugleichen. Der Betrag der Überzahlungen bzw. der

Unterzahlung ist seit der Mitteilung über die Erhöhung mit dem gesetzlichen Verzugszinssatz für Unternehmer (derzeit § 288 Abs. 2 BGB) zu verzinsen.

6.3                                 Wird das Leistungsverhältnis in Bezug auf einzelne Strecken oder Übertragungssysteme beendet, reduziert sich die Vergütung ab dem Zeitpunkt der Beendigung in entsprechendem Umfang. Der Betrag der entsprechenden Reduzierung ergibt sich ab dem 1. Januar 2003 aus der Anlage 1 (b).

7.                                      Leistungsabrechnung

Die Leistungsbeteiligten werden sich in dem Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) auf ein Rechnungsmuster einigen.

8.                                      Einzelabruf der Leistungen

Nicht anwendbar.

9.                                      Lieferung, Leistungsort, Leistungszeit

Siehe Ziffer 2.

10.                               Qualität, Qualitätsprüfung

10.1                           Für das System DIAMANT gilt die als Anlage 2 beigefügte technische Beschreibung.

10.2                        Verfügbarkeit und Ausfallentschädigung

Als Verfügbarkeit für die nach diesem Term Sheet bereitgestellten Glasfasersysteme bzw. Strecken wird folgendes vereinbart:

10.2.1                  Die ermittelte durchschnittliche kalenderjährliche Verfügbarkeit aller von dem Leistungsgeber nach diesem Term Sheet betriebenen Strecken beträgt mindestens 99%. Als Strecke in diesem Sinne gilt für das System BK-VL jede einzelne mittels des entsprechenden Glasfasersystems betriebene Punkt-zu-Punkt Verbindung zwischen den Endeinrichtungen. Bei DIAMANT bezeichnet der Begriff “Strecke” das jeweilige System.

10.2.2                  Die kalenderjährliche Verfügbarkeit jeder einzelnen Strecke beträgt 98,5%.

10.2.3                  Geplante Arbeiten (insbesondere Abschaltungen im Sinne von Ziffer 10.4), die mit dem Leistungsnehmer abgestimmt sind, gehen nicht in die Verfügbarkeit ein.

10.2.4                  Werden die Werte gemäß Ziffer 10.2.1 oder 10.2.2 hinsichtlich der Verfügbarkeit unterschritten oder treten bei einem Glasfasersystem in einem Kalenderjahr mehr als 10 gemeldete Störungen mit einer Störungsdauer von jeweils mehr als 15 Minuten auf, wird der Leistungsgeber unverzüglich Maßnahmen ergreifen, um die genannte Verfügbarkeit dauerhaft sicherzustellen. Die Definition der Störung im Sinne dieses Term Sheets ergibt sich aus Anlage 4. Die Verpflichtungen nach Ziffern 10.2.1 sowie 10.3 bleiben unberührt.

10.2.5                  Wird die vereinbarte Verfügbarkeit gemäß Ziffer 10.2.2 unterschritten, erstattet der Leistungsgeber dem Leistungsnehmer für das betreffende Kalenderjahr die entsprechende, für die betreffende Strecke zu zahlende Vergütung.

10.2.6                  Beträgt die Verfügbarkeit für die einzelnen mittels der BK-VL-Systeme betriebenen Strecken weniger als 99,5%, erstattet der Leistungsgeber dem Leistungsnehmer je 0,1%-Punkt, um den die Verfügbarkeit von 99,5 % unterschritten wird, 10 % der für die jeweilige Strecke und Kalenderjahr gezahlten Vergütung.

10.2.7                  Der Erstattungsanspruch wird zu Beginn des Folgejahres ausgeglichen. Erstattungen nach der Ziffer 10.3.3 sind auf den Erstattungsanspruch anzurechnen.

10.2.8                  Eine über die Ausfallentschädigung hinausgehende Haftung des Leistungsgebers besteht nur dann, wenn zusätzlich zu den gesetzlichen und sonstigen vertraglichen Haftungsvoraussetzungen die durchschnittliche kalenderjährliche Verfügbarkeit derjenigen Strecke, wegen deren Störung der Leistungsnehmer Schadensersatz geltend macht, in dem betreffenden Kalenderjahr weniger als 97 % beträgt. Sie besteht nur in bezug auf solche Schäden, die durch Störungen verursacht werden, die in dem jeweiligen Kalenderjahr nach dem Zeitpunkt eintreten, zu dem die in Ziffer 10.2.2 vereinbarte Verfügbarkeit unterschritten wurde.

10.3                        Entstörung

10.3.1              Entstörungszeitraum

Der Leistungsgeber gewährleistet, daß er unverzüglich nach einer Störungsmeldung mit der Entstörung beginnt. Sofern der Leistungsgeber mit der Entstörung später als zwei Stunden nach Eingang der Störungsmeldung beginnt, hat er dem Leistungsnehmer darzulegen, warum er nicht früher mit der Entstörung begonnen hat; die Parteien sind sich jedoch darüber einig, dass mit der Regelung dieses Satzes kein Präjudiz für die Frage geschaffen wurde, ob der Leistungsgeber unverzüglich mit der Entstörung begonnen hat. Der Leistungsgeber gewährleistet ferner für die nach diesem Term Sheet zur Verfügung gestellten Glasfasersysteme nach Maßgabe der folgenden Bestimmungen eine Entstörung spätestens innerhalb von 24 Stunden.

10.3.2              Verfahren bei Störungen

10.3.2.1         Stellt der Leistungsnehmer eine Störung eines Glasfasersystems des Leistungsgebers oder eine Störung im BK-Netz des Leistungsnehmers fest, welche Einfluß auf die Verkehrsabwicklung mit dem Netz des Leistungsgebers hat, so hat der Leistungsnehmer diese unverzüglich der Störungsannahmestelle beim Leistungsgeber zu melden.

Stellt der Leistungsgeber eine Störung in seinem Netz oder eine Störung im BK-Netz des Leistungsnehmers fest, welche Einfluß auf die Verkehrsabwicklung hat, so ist der Leistungsgeber verpflichtet, dies dem Leistungsnehmer unverzüglich mitzuteilen.

10.3.2.2         Der Leistungsnehmer hat alle Vorkehrungen zu treffen, um dem Leistungsgeber die unverzügliche Aufnahme und ungehinderte Durchführung von Entstörungsmaßnahmen zu ermöglichen. Ist zur Entstörung eines Glasfasersystems des Leistungsgebers die Unterstützung durch den Leistungsnehmer erforderlich, so wird diese vom Leistungsnehmer im angemessenen Umfang zur Verfügung gestellt. Entsprechendes gilt im umgekehrten Fall für den Leistungsgeber.

10.3.2.3         Stellt sich nach der Störungsmeldung aufgrund der Prüfung vor Ort heraus, daß die Ursache der Störung im Verantwortungsbereich des Leistungsnehmers lag, ist der Leistungsnehmer verpflichtet, die dem Leistungsgeber entstandenen Aufwendungen zu ersetzen.

10.3.2.4         Der Leistungsgeber hat dem Leistungsnehmer die von ihm vorgenommenen Entstörungsmaßnahmen einschließlich des zeitlichen Ablaufs der Entstörung unverzüglich, spätestens jedoch eine Woche nach Eingang der Störungsmeldung, schriftlich nachzuweisen.

10.3.3              Ausfallentschädigung für verspätete Entstörung

10.3.3.1         Kann der Leistungsgeber die Entstörleistung nicht innerhalb von 24 Stunden (nachfolgend “vereinbarte Entstörungsleistung” genannt) erbringen, so wird eine Ausfallentschädigung für das gestörte Glasfasersystem nach Maßgabe der folgenden Bestimmungen gewährt. Dies gilt nur, wenn der Leistungsgeber die Überschreitung der vereinbarten Fristen zu vertreten hat.

Die Störungsdauer wird in vollen Minuten ermittelt und errechnet sich aus der Zeitdifferenz zwischen dem Eingang der Störungsmeldung bei der zentralen Störungsannahmestelle des Leistungsgebers und dem Eingang der Meldung über die Störungsbeseitigung bei dem Leistungsnehmer. Verzögerungen der Entstörung, die vom Leistungsnehmer zu vertreten sind, vermindern die Störungsdauer entsprechend.

10.3.3.2         Überschreitet der Leistungsgeber die vereinbarte Entstörungsleistung um

•             mehr als 12 Stunden, erfolgt eine Erstattung in Höhe von 10  % von 1/12 des Jahresentgeltes des jeweiligen Glasfasersystems

•             mehr als 30 Stunden, erfolgt eine Erstattung in Höhe von 15 % von 1/12 des Jahresentgeltes des jeweiligen Glasfasersystems

•             mehr als 48 Stunden, erfolgt eine Erstattung in Höhe von 20 % von 1/12 des Jahresentgeltes des jeweiligen Glasfasersystems.

10.3.3.3         Der Betrachtungszeitraum für die Erstattungen ist ein Kalendermonat.

10.3.3.4         Für Verspätungen bei der Entstörungsleistung wird maximal das monatlich für das jeweilige Glasfasersystem zu entrichtende Entgelt erstattet.

10.3.3.5         Der Erstattungsanspruch wird zu Beginn des Folgejahres ausgeglichen.

10.3.3.6         Eine weitergehende Haftung des Leistungsgebers wegen verspäteter Entstörungsleistung ist ausgeschlossen. Ziffern 10.3.2.4 sowie 10.2.6 bis 10.2.8 bleiben jedoch unberührt.

10.4                        Änderungen oder Abschaltungen

10.4.1                  Änderungen, beispielsweise Änderungen in der Führung des Glasfaser-Kabels, oder vorübergehende Abschaltungen gelten als vorhersehbare Ereignisse und sind keine Störung im Sinne dieses Term Sheets. Der Leistungsgeber hat jedoch die Pflicht, dem Leistungsnehmer Änderungen oder vorübergehende Abschaltungen gemäß den nachfolgenden Bestimmungen mitzuteilen.

10.4.2                  Plant der Leistungsnehmer eine Änderung im BK-Netz, die Einfluß auf die Verkehrsabwicklung mit dem Netz des Leistungsgebers hat, so ist der Leistungsnehmer verpflichtet, diese spätestens zehn Werktage im Voraus der vereinbarten zuständigen Ansprechstelle des Leistungsgebers mitzuteilen.

Änderungen durch den Leistungsgeber sind nur zulässig, soweit die vom Leistungsgeber nach diesem Term Sheet geschuldeten Leistungsparameter weiterhin eingehalten werden. Plant der Leistungsgeber eine Änderung in seinem Netz, die Einfluß auf die Verkehrsabwicklung mit dem BK-Netz des Leistungsnehmers hat, so ist der Leistungsgeber verpflichtet, diese – vorbehaltlich des folgenden Satzes - spätestens 10 Werktage im Voraus der vereinbarten zuständigen Ansprechstelle des Leistungsnehmers mitzuteilen.

Würden infolge von Änderungen des Leistungsgebers Änderungen im Bereich des Leistungsnehmers erforderlich, darf der Leistungsgeber die Änderungen erst ausführen, wenn der Leistungsnehmer die erforderlichen Vorkehrungen getroffen hat. Der Leistungsnehmer hat seine Vorkehrungen binnen angemessener Frist zu treffen.

10.4.3                  Abschaltungen im Übertragungswegenetz des Leistungsgebers werden zehn Werktage vor dem vorgesehenen Termin der vereinbarten zuständigen Ansprechstelle beim Leistungsnehmer mitgeteilt. Der Leistungsnehmer hat das Recht, Abschaltungen zu dem angekündigten Termin innerhalb eines Zeitraumes von drei Tagen nach Erhalt der Mitteilung zu widersprechen, sofern schwerwiegende Gründe gegen eine Abschaltung zu dem vereinbarten Termin sprechen. Als schwerwiegender Grund gilt es insbesondere, wenn in der angekündigten Zeit ein für die Zeit der Abschaltung weit überdurchschnittliches Zuschaueraufkommen zu erwarten ist. Widerspricht der Leistungsnehmer dem angekündigten Abschaltungstermin, nennt der Leistungsgeber einen neuen Termin; die Mitteilungsfrist beträgt in diesem Fall 5 Werktage. Ein Widerspruchsrecht besteht für den neuen Termin nicht; der Leistungsgeber wird die Interessen des Leistungsnehmers bei der Festlegung des neuen Termins angemessen berücksichtigen.

10.4.4                  Änderungen oder vorübergehende Abschaltungen werden vom Leistungsgeber  innerhalb des Zeitraums von Montag bis Freitag von 3:00 Uhr bis 5:30 Uhr durchgeführt, es sei denn, vom Leistungsgeber nachzuweisende zwingende technische oder betriebliche Gründe erfordern die Änderung oder vorübergehende Abschaltung zu anderen Zeiten.

11.                               Laufzeit, Kündigung, Teilkündigung und Außerbetriebnahme

11.1                        Laufzeit und Kündigung

Dieses Term Sheet läuft auf unbestimmte Zeit. Eine Kündigung des Term Sheets durch den Leistungsnehmer ist mit einer Frist von 24 Monaten zum Jahresende möglich. Der Leistungsnehmer ist ferner berechtigt, dieses Term Sheet mit einer Frist von 4 Wochen vollständig zu kündigen, wenn die in Ziffern 10.2.1 vereinbarte Verfügbarkeit unterschritten wurde. Die ordentliche Kündigung durch den Leistungsgeber ist ausgeschlossen. Es gilt jedoch § 544 Satz 1 BGB. Das Recht beider Parteien zu einer außerordentlichen Kündigung nach Maßgabe des Rahmenleistungsvertrages bleibt unberührt.

11.2                        Teilkündigung des Leistungsnehmers

Der Leistungsnehmer ist berechtigt, einzelne Strecken der nach diesem Term Sheet genutzten Glasfasersysteme zu kündigen (nachfolgend “Teilkündigung” genannt). Wird die Teilkündigung bis zum 31. Dezember 2003 erklärt, beträgt die Kündigungsfrist 6 Monate zum Monatsende; wird sie ab dem 01. Januar 2004 bis zum Ablauf des 31. Dezember 2004 erklärt, beträgt die Kündigungsfrist 12 Monate zum Monatsende; wird sie ab dem 01. Januar 2005 erklärt, beträgt die Kündigungsfrist 24 Monate zum Monatsende. Ab dem Wirksamwerden der Kündigung reduziert sich die gemäß Ziffer 6 zu zahlende Vergütung entsprechend. Der Leistungsnehmer ist ferner zu einer Teilkündigung einzelner Strecken mit einer Frist von 4 Wochen berechtigt, wenn die in Ziffern 10.2.2 vereinbarte Verfügbarkeit unterschritten wurde.

11.3                        Außerbetriebnahme von Systemen

11.3.1              Außerbetriebnahme des Systems DIAMANT

Der Leistungsgeber kann die Leistung in bezug auf Übertragungswege beenden, bei denen das System DIAMANT genutzt wird, wenn das System nicht mehr in wirtschaftlich vernünftiger Weise betriebsfähig oder am Markt nicht mehr verfügbar ist. Der Leistungsgeber teilt dem Leistungsnehmer die Beendigung der Nutzung rechtzeitig, mindestens aber zwölf Monate vor der Beendigung mit (nachfolgend “Mitteilungsfrist” genannt). Mit Ablauf der Mitteilungsfrist ist das Leistungsverhältnis in entsprechendem Umfang beendet und die gemäß Ziffer 6 zu zahlende Vergütung reduziert sich entsprechend. Der Leistungsgeber ist in einem solchen Fall verpflichtet, für den betroffenen Übertragungsweg eine entsprechende technische Alternative anzubieten. Die Vergütung für die technische Alternative darf die Vergütung für das System DIAMANT nach der Anlage 1 (a) nicht übersteigen.

11.3.2              Außerbetriebnahme der BK-VL-Systeme

Beabsichtigt der Leistungsgeber, Glasfaserkabel, von denen einzelne Fasern zum Betrieb der BK-VL-Systeme eingesetzt werden, vollständig, d.h. auch für eigene Zwecke an dem jeweiligen Standort, außer Betrieb zu nehmen, ist er berechtigt, die jeweiligen Leistungen nach diesem Term Sheet mit einer Frist von zwölf Monaten zum Monatsende zu kündigen. Ab dem Wirksamwerden der Kündigung reduziert sich die gemäß Ziffer 6 zu zahlende Vergütung entsprechend. Der Leistungsgeber kann nach dieser Ziffer 11.3.2 jedoch pro jeweiligem Kalenderjahr nicht mehr als 3 % der BK-VL-Leistungen (in Summe) nach diesem Term Sheet kündigen, insgesamt in den ersten 15 Jahren der Laufzeit dieses Term Sheets nicht mehr als 15%, und zwar jeweils bezogen auf die nach diesem Term Sheet insgesamt zum Änderungsstichtag geschuldete Vergütung für BK-VL-Leistungen (in Summe). Der Leistungsgeber kann nach dieser Ziffer 11.3.2 pro jeweiligem Kalenderjahr ferner nicht mehr als eine mittels Sat-ZF betriebene Strecke kündigen. Außerbetriebnahmen von Sat-ZF Strecken in Entsprechenden Leistungsvereinbarungen der Einbezogenen Regionalgesellschaften (wie im Rahmenleistungsvertrag definiert) werden hierbei angerechnet.

12.                               Ansprechpartner

Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.                               Veräußerung von Glasfaser-Übertragungssystemen

Zusätzlich zu den Regelungen von § 12.2 des Rahmenleistungsvertrages zur Übertragung gehen die Leistungsbeteiligten davon aus, daß bei einer Veräußerung von zur Leistungserbringung eingesetzten Glasfasersystemen vom Leistungsgeber an einen Dritten der Dritte in sämtliche Rechte und Pflichten aus diesem Vertrag gemäß § 566 BGB eintritt. Der Leistungsgeber ist bei einer Veräußerung von Glasfasersystemen an Dritte jedoch auch berechtigt, mit dem

Dritten (abweichend von § 566 BGB) zu vereinbaren, daß das Leistungsverhältnis nach diesem Term Sheet beim Leistungsgeber verbleibt, soweit der Dritte dem Leistungsgeber vor der Übertragung schriftlich bestätigt hat, daß er ihm die Nutzung der Glasfasersysteme für die Zwecke dieses Term Sheets gestattet. Der Leistungsgeber ist ab dem Änderungsstichtag zur Einräumung von Rechten an den Glasfasersystemen an Dritte (nachfolgend “Sicherungsnehmer” genannt) im Wege des Leasings, unter Vereinbarung einer Sicherungsübereignung oder auf vergleichbare Weise im Rahmen von Finanzierungsmaßnahmen ohne Übertragung des Term Sheets entsprechend § 566 BGB berechtigt, wenn der Sicherungsnehmer dem Leistungsgeber vor der Einräumung von Rechten schriftlich bestätigt hat, (i) daß er ihm die Nutzung der Glasfasersysteme für die Zwecke dieses Term Sheets bis zu einer etwaigen Verwertung gestattet und (ii) daß er im Falle einer Verwertung dafür Sorge tragen wird, daß der Erwerber der Glasfasersysteme die Rechte und Pflichten aus diesem Term Sheet entsprechend § 566 BGB übernimmt.

Verzeichnis der Anlagen und Anhänge zu diesem Term Sheet:

Anlage 1 (a)                              Anzahl der Strecken pro System und  Vergütung pro Kalenderjahr (bis einschließlich 2002)

Anlage 1 (b)                             Anzahl der Stecken pro System und monatliche Vergütung (Kalenderjahre 2003 bis 2006)

Anlage 2                                               Technische Beschreibung des Systems DIAMANT

Anlage 3                                              Technische Richtlinie 156TR4

Anlage 4                                              Definition der Störung

Anlage 5                                               Schaubild - Glasfaserübertragungssysteme

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

24.01.2003

Final

Term Sheet Nr. 4

zum

Rahmenleistungsvertrag

zwischen der

Deutsche Telekom AG

und der

Kabel Bayern GmbH & Co. KG

Netzinfrastruktur

“Mietflächen für BK-Technik”

1.                                      Parteien

Leistungsgeber:                                                        Deutsche Telekom AG - Geschäftsbereich Netzinfrastruktur -

Leistungsnehmer:                                             Kabel Bayern GmbH & Co. KG

2.                                      Leistungsgegenstand, -beschreibung

2.1                               Grundsätzliches

Der Leistungsgeber als Vermieter oder Untervermieter gestattet dem Leistungsnehmer als Mieter oder Untermieter nach Maßgabe der nachfolgenden Bestimmungen die Nutzung der Mietflächen, die zum Änderungsstichtag für die im Anlagevermögen des Leistungsnehmers befindliche BK-Technik (nachfolgend “BK-Technik” genannt) genutzt werden.

Die BK-Technik umfasst die

•                  Übertragungstechnik (insbesondere ÜBK, bBK, Fibre Node und Verstärkerpunkte)

•                  Satelliten-Empfangsanlagen

•                  Antennen zum Rundfunkempfang

•                  AMTV-Richtfunkeinrichtungen und

•                  sonstige Einrichtungen (Schränke etc.)

Die Mietflächen umfassen Flächen

•                  auf Grundstücken

•                  in Betriebsräumen

•                  in Nebenräumen (Keller, Lagerflächen etc.) und

•                  auf Antennenplattformen bzw. -trägern (einschließlich der diesen unmittelbar zugehörigen Technikflächen auf Grundstücken oder in Gebäuden nachfolgend “Antennenflächen” genannt).

Als “Standort” wird in diesem Term Sheet jedes Grundstück, jeder Betriebsraum, jeder Nebenraum und jede Antennenplattform bezeichnet, die am Änderungsstichtag ganz oder teilweise für BK-Technik genutzt werden.

2.2                               Umfang der Nutzung und räumliche Ausdehnung

2.2.1                        Die Nutzung der Mietflächen wird nach Maßgabe dieses Term Sheets gestattet, soweit sich auf den Flächen BK-Technik befindet. Ersatzmaßnahmen bezüglich der BK-Technik des Leistungsnehmers sind gestattet. Ersatzmaßnahmen in diesem Sinne umfassen die Reparatur, den Austausch defekter und/oder verschlissener Geräte sowie deren Modernisierung einschließlich der Frequenzbereichserweiterung und der für Multi-Media-Services erforderlichen Geräte (die nicht notwendigerweise der hergebrachten BK-Technik entsprechen muß). Eine von der Unterbringung der BK-Technik oder modernisierter Geräte (einschließlich solcher für Multi-Media-Services) abweichende Nutzung ist nicht gestattet.

2.2.2                        Eine räumliche Ausdehnung der BK-Technik des Leistungsnehmers über die Abmessungen des vom Leistungsnehmer genutzten Gestellrahmens für BK-Technik hinaus (auch nach oben oder zur Seite) ist nur nach vorheriger schriftlicher Zustimmung des Leistungsgebers gestattet. Der Leistungsgeber ist zur Erteilung der

TS DTAG NR. 4 MIETFLÄCHEN BAYERN - HENGELER MUELLER

Zustimmung nicht verpflichtet. Er wird jedoch die Zustimmung in Bezug auf Flächen in Gebäuden nicht ohne sachlichen Grund verweigern, falls (i) Mietflächen frei sind, die unmittelbar an die betroffene BK-Technik des Leistungsnehmers angrenzen und (ii) der Leistungsnehmer sich verpflichtet, die zusätzlich genutzte Fläche nur für Video- und Audio-Dienste (einschließlich interaktiver Video- und Audio-Dienste), nicht aber für Internet-, Daten- und Telefondienste zu nutzen. Als sachlicher Grund zur Verweigerung der Zustimmung gilt die Absicht des Leistungsgebers, die betroffene Fläche für eigene Zwecke oder für Zwecke verbundener Unternehmen zu nutzen, soweit dies durch Planungsabsichten nachvollziehbar ist. Der Leistungsgeber ist dabei jedoch nicht verpflichtet, dem Leistungsnehmer seine Planung offen zu legen. Soweit zum Zeitpunkt der Anfrage des Leistungsnehmers weniger als 20 % der dem Leistungsgeber zur Verfügung stehenden Gebäudefläche nicht genutzt sind, ist die Ablehnung durch den Leistungsgeber endgültig und bindend. Soweit mehr als 20 % der dem Leistungsgeber zur Verfügung stehenden Gebäudefläche nicht genutzt sind, kann der Leistungsnehmer bei einer ablehnenden Entscheidung des Leistungsgebers den Schiedsgutachter gemäß § 3.2 des Rahmenleistungsvertrages anrufen. Der Leistungsgeber ist in diesem Fall verpflichtet, dem Schiedsgutachter entsprechende Planungsunterlagen für seine Entscheidung zugänglich zu machen, jedoch mit der Maßgabe, daß die Unterlagen dem Leistungsnehmer nicht zugänglich gemacht werden (auch nicht in Form inhaltlicher Wiedergabe) und die Begründung der Entscheidung sich lediglich darauf beschränkt, ob die vorgelegten Planungsunterlagen die Entscheidung des Leistungsgebers rechtfertigen. Der Leistungsgeber wird dem Leistungsnehmer (nicht aber etwaigen Untermietern, die nicht verbundene Unternehmen des Leistungsnehmers sind) auf Verlangen einen zentralen Ansprechpartner für alle Einbezogenen Regionalgesellschaften benennen, um Anfragen auf Ausdehnung gemäß dieser Ziffer 2.2.2 und für die Entsprechenden Leistungsvereinbarungen zu koordinieren.

Stimmt der Leistungsgeber der Ausdehnung zu oder entscheidet, der Schiedsgutachter, daß die Planungsunterlagen eine Ablehnung nicht rechtfertigen, gelten für die zusätzliche Fläche die Bestimmungen dieses Term Sheets. Die Ausdehnung darf jedoch gegenüber der vom Leistungsnehmer zum

Änderungsstichtag genutzten Fläche einen Gestellrahmen für BK-Technik (Grundfläche: 600 x 600 mm) nicht übersteigen. Die Vergütung gemäß Ziffer 6.1, die Anlage 2 (b) (nach ihrer Ersetzung), die Vergütung gemäß Ziffer 6.1 des Term Sheets Nr. 5 sowie die Anlage 1 (b) des Term Sheets Nr. 5 (nach ihrer Ersetzung) ist entsprechend anzupassen. Ein Verstoß gegen die Verpflichtung nach Satz 3 (ii) gilt als wichtiger Grund zur Kündigung dieses Term Sheets.

2.2.3                        Die Mitbenutzung zusätzlich benötigter Antennenflächen kann aufgrund gesonderter Vereinbarung gewährt werden.

2.2.4                        Vorbehaltlich § 12 des Rahmenleistungsvertrages ist der Leistungsnehmer nicht berechtigt, die Mietflächen unterzuvermieten oder für fremde Rechnung zu betreiben. § 540 Abs. 1 Satz 2 BGB findet keine Anwendung.

2.3                               Zusammenführung und/oder Separierung der BK-Technik des Leistungsnehmers

2.3.1                        Die Leistungsbeteiligten werden zusammenwirken, um die BK-Technik des Leistungsnehmers im Rahmen des technisch Möglichen auf den dem Leistungsnehmer zum Änderungsstichtag zur Verfügung stehenden Flächen räumlich zu konzentrieren und zu separieren. Sie werden dazu ein gemeinsames Konzept zur Durchführung der räumlichen Konzentration und Separierung entwickeln. Soweit das gemeinsame Konzept eine räumliche Konzentration oder Separierung vorsieht, bestimmen die Leistungsbeteiligten für die jeweils betroffene Mietfläche einen Zeitpunkt, bis zu dem die räumliche Konzentration oder Separierung durchzuführen und das Leistungsverhältnis insoweit zu beenden ist.

2.3.2                        Können sich die Parteien im Rahmen des Separierungskonzepts nicht auf eine Separierung bestimmter Flächen einigen oder sind bestimmte Flächen nicht von dem Separierungskonzept erfaßt, können beide Leistungsbeteiligte jeweils schriftlich die Separierung in bezug auf diese Flächen verlangen, wenn

(a)                                  die Separierung durch betriebliche Belange des Leistungsgebers oder

(b)                                 durch technische Erweiterungen oder sonstige betriebliche Belange des Leistungsnehmers erforderlich ist. Das Verlangen der Separierung wird schriftlich unter Angabe der betroffenen Fläche, des betreffenden Belangs und des Zeitpunkts der beabsichtigten Separierung ausgeübt. Das Leistungsverhältnis ist in Bezug auf die jeweilige Fläche zu dem angegebenen Zeitpunkt, frühestens jedoch zu einem Monatsende und nicht vor Ablauf von 24 Monaten nach Zugang der Mitteilung  beendet. Die Separierung auf Verlangen des Leistungsgebers ist pro Kalenderjahr auf eine Fläche beschränkt, für die maximal 0,5 % der Vergütung gemäß Anlage 2 (a) zu zahlen ist

2.3.3                        Bietet der Leistungsgeber oder ein Dritter dem Leistungsnehmer im Rahmen der Separierung andere Mietflächen an, sind die Mietbedingungen für diese gesondert zu vereinbaren. Dieses Term Sheet gilt für diese anderen Mietflächen nicht. Kann der Leistungsgeber dem Leistungsnehmer im Rahmen der Separierung nicht in ausreichendem Umfang weitere Kapazitäten zur Verfügung stellen, stellt der Leistungsgeber, wenn und soweit dies der Leistungsnehmer wünscht, ersatzweise sicher, daß die an einem anderen Ort untergebrachten technischen Einrichtungen des Leistungsnehmers mit der nach diesem Term Sheet in den Räumen des Leistungsgebers untergebrachten BK-Technik übertragungstechnisch verbunden werden kann. Die Kosten für diese Verbindung trägt der Leistungsnehmer; soweit der Leistungsgeber jedoch die Separierung verlangt hat (Ziffer 2.3.2.), trägt er die Kosten der Verbindung zwischen der nach diesem Term Sheet in den Räumen des Leistungsgebers untergebrachten BK-Technik und der Grenze des Grundstücks des Leistungsgebers, auf dem sich diese BK-Technik befindet.

2.4                               Zutrittsregelungen

2.4.1                        Zugang zu den nicht separierten Technikflächen haben aufgrund von Orts- und Sachkenntnis qualifizierte Mitarbeiter des Leistungsnehmers oder von ihm beauftragte Dritter; der Leistungsgeber kann bei berechtigtem Interesse einzelne Mitarbeiter oder Dritte ablehnen. Der Zutritt darf nur in Begleitung und

Beaufsichtigung von Kräften des Leistungsgebers oder von ihm beauftragter Dritter (die Begleitung nachfolgend “Sicherheitsservice” genannt) erfolgen. Angehörige des Sicherheitsservice müssen aufgrund von Ortskenntnis qualifiziert sein.

2.4.2                     Der Leistungsgeber hat dem Leistungsnehmer Zutritt für Wartungsmaßnahmen zu gewähren. Geplante Wartungsmaßnahmen hat der Leistungsnehmer 14 Tage vor dem Beginn mitzuteilen. Der Leistungsgeber wird dem Leistungsnehmer einen mitgeteilten Termin für eine Wartungsmaßnahme innerhalb von fünf Werktagen bestätigen. Kann der Leistungsgeber den Termin nicht wie vom Leistungsnehmer gewünscht bestätigen, wird er dabei einen Ersatztermin nennen, der nicht später als 5 Werktage nach dem vom Leistungsnehmer gewünschten Termin liegt. Die Parteien werden sich im Rahmen des Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) auf Einzelheiten einigen. Sofern sich der Sicherheitsservice bei geplanten Maßnahmen nicht zu dem geplanten Termin an der betreffenden Mietfläche einfindet und sich auch nach einer von dem Leistungsnehmer dann gesetzten Nachfrist von mindestens 30 Minuten (gerechnet ab der Setzung der Nachfrist) nach dem festgelegten Termin nicht an der betreffenden Mietfläche einfindet, hat der Leistungsgeber dem Leistungsnehmer alle Kosten zu ersetzen, die dadurch entstanden sind, dass die Maßnahmen an dem betreffenden Termin nicht durchgeführt werden konnten. Dies gilt nicht, wenn besondere Umstände (insbesondere außergewöhnliche Witterungsverhältnisse, über das vorhersehbare Maß hinausgehende Verkehrsstörungen) den Leistungsgeber daran gehindert haben, die Frist einzuhalten.

2.4.3                     Stellt der Leistungsgeber eine Störung an der auf den nicht separierten Technikflächen untergebrachten BK-Technik des Leistungsnehmers fest, so ist der Leistungsgeber verpflichtet, dies dem Leistungsnehmer unverzüglich mitzuteilen. Der Leistungsgeber hat dem Leistungsnehmer zu jeder Zeit (24 Stunden täglich, 7 Tage pro Woche) die unverzügliche Aufnahme und ungehinderte Durchführung von Entstörungsmaßnahmen an seiner BK-Technik auf der betroffenen, nicht separierten Technikfläche zu ermöglichen, insbesondere die Anwesenheit eines nach diesem Term Sheet erforderlichen Sicherheitsservices unverzüglich sicherzustellen. Dies gilt nicht für Fälle, in denen der Leistungsnehmer ein daraus folgendes Zugangsrecht rechtsmißbräuchlich in Anspruch nimmt. Erscheint der Sicherheitsservice innerhalb einer Frist von neunzig Minuten nach einer Störungsmeldung des Leistungsnehmers an den Leistungsgeber nicht an der betreffenden Mietfläche (nachfolgend “Störungsstelle” genannt), so ist der Leistungsgeber verpflichtet, pro jeweiligem Einzelfall eine Vertragsstrafe von € 500 zu zahlen. Bei einer Erhöhung der Vergütung gemäß Ziffer 6.1 oder Ziffer 2.2.2 ist dieser Betrag entsprechend anzupassen. Hat der Leistungsnehmer seinerseits die Störungsstelle nicht innerhalb dieser Frist erreicht, verlängert sich die Frist bis zu dem Zeitpunkt des Eintreffens des Leistungsnehmers. Der Leistungsgeber verwirkt die Vertragsstrafe jedoch dann nicht, wenn besondere Umstände (insbesondere außergewöhnliche Witterungsverhältnisse, über das vorhersehbare Maß hinausgehende Verkehrsstörungen) den Leistungsgeber daran gehindert haben, die Frist einzuhalten. Sofern der Leistungsgeber nicht binnen der im vorgenannten Satz definierten Frist die Störungsstelle erreicht, hat der Leistungsgeber ferner auf entsprechende Anforderung des Leistungsnehmers einen weiteren Mitarbeiter des Sicherheitsservices an die Störungsstelle zu entsenden; dieses Verfahren setzt sich fort, wenn sich der zweite oder jeder weitere Mitarbeiter des Sicherheitsservices sich nicht binnen weiterer neunzig Minuten an der Störungsstelle eingefunden haben. Sofern sich binnen einer Frist von vier Stunden nach Eingang der Störungsmeldung des Leistungsnehmers kein Sicherheitsservice an der Störungsstelle eingefunden hat, hat der Leistungsgeber eine (ggfls. weitere) Vertragsstrafe von € 750 für jede angefangene Stunde zu zahlen, um die die Vierstundenfrist überschritten wird. Bei einer Erhöhung der Vergütung gemäß Ziffer 6.1 oder Ziffer 2.2.2 ist dieser Betrag entsprechend anzupassen. Hat der Leistungsnehmer seinerseits die Störungsstelle nicht innerhalb dieser Frist erreicht, verlängert sich die Frist bis zu dem Zeitpunkt des Eintreffens des Leistungsnehmers. Die Einzelheiten des Zutritts werden die Leistungsbeteiligten im übrigen im Service Level Agreement (§ 2.2 RLV) regeln.

2.4.4                        Jeder Zutritt kann vom Leistungsgeber protokolliert werden. Der Leistungsgeber ist berechtigt, dem Leistungsnehmer die durch das Beisein des Sicherheitsservice entstehenden angemessenen Kosten in Rechnung zu stellen. Die Parteien werden sich im Rahmen des Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) auf ein Budgetierungsverfahren einigen. Für die vom Leistungsgeber veranschlagten Kosten gilt Ziffer 2.6.4 Satz 6 bis 8 des Term Sheets Nr. 1. Die Einzelheiten werden im Rahmen des Service Level Agreements (§ 2.2 des Rahmenleistungsvertrages) geregelt.

3.                                      Mitwirkungspflichten des Leistungsnehmers

Keine gesonderte Vereinbarung.

4.                                      Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Es gilt § 8 des Rahmenleistungsvertrages.

5.                                      Leistungsumfang, Mengengerüst

Keine gesonderte Vereinbarung.

6.                                      Vergütung

6.1                                 Die Vergütung nach diesem Term Sheet ergibt sich bis zum 31. Dezember 2002 aus der Anlage 2 (a). Mit Wirkung ab dem 1. Januar 2003 bis zum Ablauf von einem Vertragsjahr ab dem Änderungsstichtag (wie in der Vorbemerkung des Rahmenleistungsvertrages definiert), nicht jedoch vor Ablauf des jeweiligen Monatsendes  (dieser Zeitraum nachfolgend “Pauschalvergütungszeitraum” genannt) wird die Vergütung pauschal vereinbart. Sie beträgt Euro 12.094.012,60 (in Worten: Euro Zwölf Millionen Vierundneunzigtausend zwölf und 60/100) pro Kalenderjahr (nachfolgend “Pauschalvergütung” genannt). Die Pauschalvergütung ist, vorbehaltlich etwaiger Veränderungen des Leistungsumfangs durch teilweise Beendigung des Leistungsverhältnisses oder Ausdehnung der Mietflächen (insbesondere Ziffer 2.2.2, 2.3 und Ziffer 11), unabhängig von der Zahl und der Größe der genutzten Mietflächen. Soweit sich jedoch der Vorleistungspreis (wie in Ziffer 6.3 definiert) erhöht bzw. senkt ist die Pauschalvergütung nach Satz 1, vorbehaltlich Ziffer 6.4, um den jeweiligen Betrag der Erhöhung bzw. Senkung zu erhöhen bzw. zu senken.

6.2                                 Zur Überprüfung der Pauschalvergütung gemäß Ziffer 6.1 werden die Leistungsbeteiligten einvernehmlich nach Maßgabe der folgenden Sätze alle tatsächlich nach diesem Term Sheet genutzten Mieteinheiten bestimmen. “Mieteinheiten” sind (i) ganze Standorte oder (ii) Flächen an einem Standort, die durch die Anzahl der jeweiligen Nutzungsobjekte (d.h. z.B. die Anzahl der Gestellrahmen, Möbelstücke, Antennen etc.) definiert sind.

Der Leistungsgeber wird die Mieteinheiten unter Zugrundelegung der diesem Term Sheet als Anlage 2 (b) beigefügten Tabelle und unter Berücksichtigung von Ziffer 6.3 überprüfen und dem Leistungsnehmer die vollständige Tabelle, auf der sämtliche Mietflächen aufgeführt sind (nachfolgend auch “Mietflächenaufstellung Leistungsgeber” genannt), bis zum Ablauf von 21 Monaten nach dem Änderungsstichtag zukommen lassen. Bei der Erstellung der Mietflächenaufstellung Leistungsgeber wird der Leistungsgeber insbesondere prüfen, ob bestimmte Flächen, die bei der Berechnung der Pauschalvergütung zugrunde gelegt wurden, am Änderungsstichtag vom Leistungsnehmer tatsächlich gar nicht oder nicht in dem zugrunde gelegten Umfang genutzt wurden, oder, ob der Leistungsnehmer weitere, bislang bei der Berechnung der Pauschalvergütung nicht zugrunde gelegte Flächen oder Flächen in einem größeren Umfang genutzt hat. Der Leistungsnehmer wird dem Leistungsgeber bis zum Ablauf von drei Monaten nach Erhalt der Mietflächenaufstellung Leistungsgeber schriftlich mitteilen, ob er Einwendungen gegen die Mietflächenaufstellung Leistungsgeber hat, und welche dies sind. Dabei gelten jedoch die in der Anlage 3 aufgeführten Parameter als vereinbart, so daß sich die Einwendungen des Leistungsnehmers gegen die Mietflächenaufstellung Leistungsgeber nicht auf die in der Anlage 3 aufgeführten Parameter beziehen können. Auf Verlangen des Leistungsnehmers ist die Frist von drei Monaten einvernehmlich zu verlängern, maximal um bis zu sechs Monate.

Bestehen Einwendungen des Leistungsnehmers gegen die Mietflächenaufstellung Leistungsgeber, werden sich die Leistungsbeteiligten bemühen, etwaige Meinungsverschiedenheiten so schnell wie möglich beizulegen. Können sich die Leistungsbeteiligten nicht bis zum Ablauf von drei Monaten, nach dem der Leistungsnehmer seine Einwendungen gegenüber dem Leistungsgeber geltend gemacht hat, über die Mietflächenaufstellung einigen, entscheidet auf Anrufung einer der Parteien der Schiedsgutachter nach § 3.2 des Rahmenleistungsvertrages. Dieser kann bei Bedarf einen Sachverständigen hinzuziehen oder die Leistungsbeteiligten auffordern, entsprechende Nachweise für die Nutzung der Flächen und/oder etwaige Einwendungen vorzulegen. Im Streitfalle wird er die gesetzlichen Beweislastregeln beachten. Er ist jedoch nur berechtigt, über solche

Punkte der Aufstellung zu entscheiden, gegen die der Leistungsnehmer bis zum Ablauf von drei Monaten nach Erhalt der Mietflächenaufstellung Leistungsgeber, im Falle der Fristverlängerung innerhalb der verlängerten Frist, Einwendungen erhoben hat. Nach der Einigung über die endgültige Aufstellung sämtlicher Mietflächen bzw. nach der Entscheidung des Schiedsgutachters ist die Aufstellung diesem Term Sheet als neue Anlage 2 (b) beizufügen (die neue Anlage “endgültige Mietflächenaufstellung” genannt). Mit Wirkung ab dem Ablauf des Pauschalvergütungszeitraumes gilt Ziffer 6.1 Satz 2 bis 5 mit der Maßgabe, daß die Vergütung der Summe entspricht, die sich aus der endgültigen Mietflächenaufstellung ergibt (einschließlich der Bearbeitungspauschale von 5%). Dies gilt mit der Maßgabe, daß die Summe der jährlichen Vergütungen nach diesem Term Sheet sowie nach den Entsprechenden Term Sheets der übrigen Einbezogenen Regionalgesellschaften (wie in der Vorbemerkung des Rahmenleistungsvertrages definiert), vorbehaltlich von Erhöhungen der Vergütung wegen Ausdehnungen der Mietfläche (Ziffer 2.2.2) oder Erhöhungen des Vorleistungspreises (Ziffer 6.1 Satz 5), insgesamt auf die Summe der Vergütungen gemäß Ziffer 6.1 Satz 3 sämtlicher Term Sheets Nr. 4 der Einbezogenen Regionalgesellschaften plus 1 % begrenzt ist. Nach der Einigung über die endgültige Mietflächenaufstellung bzw. der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen seit dem Ablauf des Pauschalvergütungszeitraumes unverzüglich auszugleichen. Etwaige Unterschiedsbeträge sind ab dem Ablauf des Pauschalvergütungszeitraumes mit 4% über dem Basiszinssatz zu verzinsen.

6.3                                 Die Vergütung für die nach diesem Term Sheet genutzten Mietflächen entspricht jeweils der vom Leistungsgeber für die jeweiligen Mietflächen an die jeweiligen Vorlieferanten gezahlten anteiligen Mietvergütungen, einschließlich der Vergütung für Gemeinflächen (in diesem Term Sheet “Vorleistungspreis” genannt) zuzüglich einer Bearbeitungspauschale von 5%. Abweichend von dem Grundsatz der Weitergabe des vollen Vorleistungspreises (Satz 1), beträgt der vom Leistungsnehmer an den Leistungsgeber für Antennenflächen zu zahlende Anteil am Vorleistungspreis (nachfolgend “Vergütungsanteil Antennen” genannt) zum 1. Januar 2003 nur 85%. Der Vergütungsanteil Antennen ist bei der Erstellung der neuen Mietflächenaufstellung Leistungsgeber bzw. der endgültigen Mietflächenaufstellung sowie in allen Fällen einer Veränderung des Leistungsumfangs (Ziffern 2.2, 2.3 und Ziffer 11) zu berücksichtigen. Eine Veränderung des Vergütungsanteils Antennen ist nur nach Maßgabe von Ziffer 6.4 möglich. Die Bearbeitungspauschale unterliegt nicht der Anpassung nach § 3.2 des Rahmenleistungsvertrages. Für die Berechnung der anteilig vom Leistungsnehmer zu zahlenden Vergütung gelten im übrigen die in der Anlage 3 aufgeführten Parameter. Soweit die in der Anlage 3 aufgeführten Parameter jedoch auch der Berechnung des Vorleistungspreises zugrunde liegen, ist die Anlage 3 entsprechend anzupassen, wenn sich die entsprechenden Parameter für die Berechnung des Vorleistungspreises in angemessener Weise ändern.

6.4                                 Mit Wirkung zum 1. Januar 2003 hat der Leistungsgeber die von dem Leistungsnehmer zu zahlende Vergütung nach diesem Term Sheet gesenkt (nachfolgend “Preisreduzierung 2002” genannt). Dadurch reduziert sich die Vergütung für die Antennenflächen für den Leistungsnehmer auf den Vergütungsanteil Antennen von 85% (zuzüglich der Bearbeitungspauschale von 5%), während der Leistungsgeber weiterhin die bisherigen Mietpreise an den Vorlieferanten schuldet. Der Leistungsgeber bemüht sich daher gegenwärtig, die Preisreduzierung 2002 in entsprechendem Umfang mit seinen Vorlieferanten zu vereinbaren (eine solche Vereinbarung nachfolgend “Preissenkung Vorlieferant” genannt). Dadurch soll erreicht werden, daß der Leistungsgeber im Ergebnis durch die Vermietung der Antennenflächen keinen Verlust erleidet. Soweit der Leistungsgeber eine Preissenkung Vorlieferant vereinbart, führt diese daher so lange nicht zu einer Reduzierung der Vergütung nach diesem Term Sheet gemäß Ziffer 6.1 Satz 5, bis der Vergütungsanteil Antennen 100 % beträgt. Das heißt, daß der Leistungsgeber Preissenkungen des Vorlieferanten so lange nicht weitergibt, bis der Vorleistungspreis für die jeweilige Antennenfläche (zuzüglich der Bearbeitungspauschale von 5%) der zum 1. Januar 2003 von dem Leistungsnehmer für die jeweilige Fläche gezahlten Vergütung (einschließlich der 5%) entspricht.

7.                                      Leistungsabrechnung

Die Leistungsbeteiligten werden sich in dem Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) auf ein Rechnungsmuster einigen.

8.                                      Einzelabruf der Leistungen

Nicht anwendbar.

9.                                      Lieferung, Leistungsort, -zeit

Siehe Ziffer 2.

10.                               Qualität

Die Qualitätsmerkmale der zur Nutzung überlassenen Flächen ergeben sich aus dem als Anlage 1 beigefügten “Produktkatalog der DeTe Immobilien” der Deutschen Telekom Immobilien und Service GmbH. Zusätzliche Verpflichtungen, insbesondere zur Wartung und zur Instandhaltung der BK-Technik, werden durch den Produktkatalog oder in dem Produktkatalog angebotene Leistungen nicht begründet. Für den Produktkatalog gilt § 2.3 Satz 2 des Rahmenleistungsvertrages.

11.                               Laufzeit, Kündigung, Teilkündigung und Außerbetriebnahme

11.1                       Laufzeit und Kündigung

Dieses Term Sheet läuft auf unbestimmte Zeit. Eine Kündigung des Term Sheets durch den Leistungsnehmer ist mit einer Frist von 24 Monaten zum Jahresende möglich. Die ordentliche Kündigung durch den Leistungsgeber ist ausgeschlossen. Es gilt jedoch § 544 Satz 1 BGB. Das Recht beider Parteien zu einer außerordentlichen Kündigung nach Maßgabe des Rahmenleistungsvertrages bleibt ebenfalls unberührt.

11.2                       Teilkündigung von Mietflächen

Der Leistungsnehmer ist berechtigt, einzelne nach diesem Term Sheet für seine BK-Technik genutzte Mietflächen mit einer Kündigungsfrist von 6 Monaten zum Monatsende im Jahr 2003 und von 24 Monaten zum Monatsende in allen weiteren Vertragsjahren zu kündigen (nachfolgend “Teilkündigung” genannt). Als einzelne Mietfläche in diesem Sinne gelten nur ganze Standorte. Die Teilkündigung ist insbesondere nicht zulässig bezüglich der Gemeinfläche für einen bestimmten Standort. Soweit der Leistungsnehmer für seine zum Zeitpunkt der Teilkündigung auf der Mietfläche befindliche BK-Technik Leistungen nach dem Term Sheet Nr. 5 in Anspruch nimmt, gilt die Teilkündigung der Mietfläche auch als Teilkündigung der entsprechenden Leistungen nach dem Term Sheet Nr. 5.

11.3                       Außerbetriebnahme von Mietflächen

11.3.1                 Sofern und soweit der Leistungsgeber aus technischen oder betrieblichen Gründen Mietflächen zur Gänze, d. h. einschließlich des Gebrauchs für eigene Zwecke außer Betrieb nimmt, etwa, weil er das zwischen ihm und einem Dritten bestehende Mietverhältnis über die Mietflächen kündigt, diese an einen Dritten veräußert, der die bisherige Nutzung nicht fortführt, oder das zwischen dem Leistungsgeber und einem Dritten bestehende Mietverhältnis über die Mietflächen von dem Dritten gekündigt wird (nachfolgend “Außerbetriebnahme” genannt), teilt er dies dem Leistungsnehmer mit einer Frist von 24 Monaten mit (nachfolgend “Mitteilungsfrist” genannt). Nach Ablauf der Mitteilungsfrist ist das Leistungsverhältnis in entsprechendem Umfang beendet. Beruht die Außerbetriebnahme darauf, daß das zwischen dem Leistungsgeber und einem Dritten bestehende Mietverhältnis über eine Fläche, die Gegenstand dieses Term Sheets ist, von dem Dritten gekündigt wird, teilt der Leistungsgeber dies dem Leistungsnehmer unverzüglich mit. Das Nutzungsrecht des Leistungsnehmers endet in diesem Fall mit dem Ende des vom Dritten gekündigten Vertragsverhältnisses. Der Leistungsgeber gewährleistet, seine Verpflichtungen aus Mietverträgen mit Dritten über die nach diesem Term Sheet vom Leistungsnehmer genutzten Flächen zu jeder Zeit vollständig zu erfüllen. Im Fall der Kündigung des Dritten wird der

Leistungsgeber sich nach Kräften darum bemühen, dass der Dritte dem Leistungsnehmer anbietet, an Stelle des Leistungsgebers in den Vertrag einzutreten.

11.3.2.              Der Leistungsgeber ist berechtigt, in dem Zeitraum vom 1. Januar 2003 bis zum 30. Juni 2010 pro Kalenderjahr bis zu 0,5% der insgesamt angemieteten Flächen und in dem Zeitraum ab dem 1. Juli 2010 bis zum Ablauf des 31. Dezember 2017 pro Kalenderjahr bis zu 1 % der insgesamt angemieteten Flächen außer Betrieb zu nehmen. Nimmt der Leistungsgeber in den vorgenannten Zeiträumen mehr als 0,5 % bzw. 1 % außer Betrieb, ist er verpflichtet, dem Leistungsnehmer den angemessenen Aufwand zu erstatten, der für die außerbetriebnahme-bedingte Verlegung der Technik an den darüber hinaus gehenden Flächen entsteht. In dem Zeitraum bis zum Ablauf des 31. Dezember 2022 ist der Leistungsnehmer jedoch nicht berechtigt, pro Kalenderjahr mehr als 2 % der insgesamt angemieteten Flächen außer Betrieb zu nehmen. Die Begrenzung der Außerbetriebnahme ist zu berechnen nach der Vergütung für die außer Betrieb genommenen Mietflächen im Verhältnis zu der Gesamtvergütung nach diesem Term Sheet gemäß Anlage 2 (a). Außerbetriebnahmen, die nicht aufgrund von technischen, betrieblichen, geschäftspolitischen oder sonstigen internen Gründen des Leistungsnehmers beruhen, insbesondere Außerbetriebnahmen aufgrund von Kündigungen Dritter, die zum Leistungsgeber nicht im Verhältnis verbundener Unternehmen im Sinne des § 15 AktG stehen, bleiben bei der Berechnung unberücksichtigt. Ebenfalls unberücksichtigt bleiben Fälle der Außerbetriebnahme, in denen der Leistungsnehmer mit einem verbundenen Unternehmen des Leistungsgebers unmittelbar einen Nachfolgevertrag über die betreffende Fläche schließt, aufgrund dessen sich der Leistungsnehmer für die betreffende Fläche zu einer Vergütung verpflichtet, die die entsprechende Vergütung nach diesem Term Sheet nicht übersteigt.

11.3.3                  Die Mitteilungsfrist beginnt mit der Mitteilung des Leistungsgebers über die Außerbetriebnahme. Der Leistungsnehmer ist verpflichtet, die betroffene Mietfläche innerhalb der Frist zu räumen.

11.3.4                 Dem Leistungsnehmer steht es frei, die betroffene Mietfläche nach entsprechender Mitteilung an den Leistungsgeber bereits zu einem früheren Zeitpunkt zu räumen.

11.3.5                 Sofern die Außerbetriebnahme auf höhere Gewalt zurückzuführen ist, reduziert sich die Mitteilungsfrist auf die unter diesen Umständen angemessene Frist.

11.3.6                 Im Hinblick auf die Leistungen nach dem Term Sheet Nr. 5 gilt für die außer Betrieb genommene Mietfläche Ziffer 11.2 Satz 4 entsprechend.

11.3.7                 Müssen die nach der Außerbetriebnahme an einem anderen Ort untergebrachten technischen Einrichtungen des Leistungsnehmers mit der übrigen BK-Technik des Leistungsnehmers übertragungstechnisch verbunden werden, wird der Leistungsgeber dem Leistungsnehmer im Rahmen des technisch Möglichen die Mitbenutzung von Kabelkanalanlagen auch für solche BK-Kabel anbieten, die wegen der durch die Außerbetriebnahme erforderlich gewordene Verbindung benötigt werden. Für das Angebot gilt Ziffer 3 des Term Sheets Nr. 2 mit der Maßgabe, daß der Vorbehalt der zukünftigen Nutzung durch Dritte aufgrund gesonderter Vereinbarung entfällt. Für die Mitbenutzung gelten die Bestimmungen des Term Sheets Nr. 1 “Mitbenutzung von Kabelkanalanlagen”. Abweichend hiervon beträgt der Preis gemäß Ziffer 6.3 Euro 4.625,00. Abweichend von Ziffer 11 des Term Sheets Nr. 1 ist eine ordentliche Kündigung der Kabelkanalkapazität für beide Leistungsbeteiligten mit einer Frist von 5 Jahren zum Jahresende möglich, frühestens zum Ablauf von 20 Jahren ab Beginn der Nutzung durch den Leistungsnehmer, in jedem Fall jedoch zum Ablauf von 30 Jahren nach dem Änderungsstichtag.

11.4                       Rückgabe der Mietsache

11.4.1                  Mit Beendigung des Leistungsverhältnisses für alle oder für einzelne Mietflächen ist die jeweils betroffene BK-Technik außer Betrieb zu nehmen, zu demontieren und die entsprechende Mietfläche zu räumen. Demontage und Räumung erfolgen durch den und auf Kosten des Leistungsnehmers. Ferner ist die zu räumende Mietfläche vom Leistungsnehmer auf dessen Kosten in den für Technikflächen verkehrsüblichen Zustand zu versetzen, soweit der Leistungsgeber nicht hierauf verzichtet. § 548 BGB findet keine Anwendung, sondern es gilt § 6.5 des Rahmenleistungsvertrages.

11.4.2                 Während der Demontage und Räumung ist der Zugang von Personal des Leistungsnehmers oder Dritter zu den Technikräumen des Leistungsgebers nur nach Absprache und in Begleitung eines Mitarbeiters des Leistungsgebers sowie gegen Aufwandsersatz zulässig.

11.5                       Reduzierung der Vergütung bei teilweiser Beendigung des Leistungsverhältnisses

Bei einer teilweisen Beendigung des Leistungsverhältnisses, insbesondere durch Separierung (Ziffer 2.3), Teilkündigung (Ziffern 11.2) oder Außerbetriebnahme (Ziffer 11.3) reduziert sich die vom Leistungsnehmer gemäß Ziffer 6.1 zu entrichtende Vergütung ab dem Zeitpunkt, zu dem die Räumung vom Leistungsnehmer in Übereinstimmung mit Ziffer 11.4.1 durchgeführt worden ist. Der Betrag der Reduzierung entspricht der vom Leistungsnehmer für die jeweilige Mietfläche gemäß Ziffer 6.3 geschuldeten Vergütung. Soweit es sich um Antennenflächen handelt, wird lediglich der Vergütungsanteil Antennen (derzeit 85%), zuzüglich 5%, von der Vergütung gemäß Ziffer 6.1 abgezogen. Bei Streitigkeiten über den Betrag der Reduzierung entscheidet der Schiedsgutachter gemäß § 3 des Rahmenleistungsvertrages. Die Geltendmachung weiterer Ansprüche wegen nicht rechtzeitiger Erfüllung der Verpflichtungen nach Ziffer 11.4.1 bleibt unberührt.

12.                              Ansprechpartner

Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.                              Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1                                               Produktkatalog DeTe Immobilien

Anlage 2 (a)                              Vergütung bis zum 31. Dezember 2002

Anlage 2 (b)                             Muster für Mietflächenaufstellung Leistungsgeber (zu ersetzen durch endgültige Mietflächenaufstellung)

Anlage 3                                               Parameter Leistungsberechnung

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG

24.01.2003

Final

Term Sheet Nr. 5

zum

Rahmenleistungsvertrag

zwischen der

Deutsche Telekom AG

und der

Kabel Bayern GmbH & Co. KG

Netzinfrastruktur

“Energie für BK-Technik”

1.                                     Parteien

Leistungsgeber:                                                        Deutsche Telekom AG - Geschäftsbereich Netzinfrastruktur -

Leistungsnehmer:                                              Kabel Bayern GmbH & Co. KG

2.                                     Leistungsgegenstand, -beschreibung

2.1                              Grundsätzliches

Der Leistungsgeber stellt dem Leistungsnehmer Energie zum Betrieb der BK-Technik zur Verfügung. Es handelt sich dabei um Energie, die dem Leistungsgeber zum Änderungsstichtag von der Deutsche Telekom Immobilien und Service GmbH, Münster (nachfolgend “DeTe Immobilien” genannt) und von Energieversorgungsunternehmen (nachfolgend “EVU” genannt) geliefert wird (die DeTeImmobilien und die EVUs nachfolgend auch jeweils “Vorlieferant” genannt).

2.2                              Produktvarianten

•                                          Wechselspannungsversorgung 230V durch örtliches EVU zur Versorgung von Empfangseinrichtungen und Verstärkerpunkten des Leistungsnehmers.

•                                          Spannungsversorgungen mit unterschiedlicher Spannungshöhe und Qualität, gegenwärtig als Infrastrukturleistung der DeTe Immobilien gemäß dem jeweils gültigen “Produktkatalog der DeTe Immobilen” zur Versorgung von AMTV-Systemen und BK-Verstärkerstellen des Leistungsnehmers. Der “Produktkatalog der DeTe Immobilen” ist in seiner aktuellen Fassung dem Term Sheet Nr. 4 “Mietflächen für BK-Technik” (nachfolgend “Term Sheet Nr. 4” genannt) als Anlage 1 beigefügt.

•                                          Standortabhängige gesicherte Energieversorgung und Raumlufttechnik im Sinne und nach Maßgabe der Anlage 1 zum Term Sheet Nr. 4.

•                                          Versorgung von Outdoor- und Inhouse-Einrichtungen im Sinne von Ziffer 5.

3.                                     Mitwirkungspflichten des Leistungsnehmers

Keine gesonderte Vereinbarung.

4.                                      Jahresmengenplanung, Bestellung, Mengenunterschreitung, Mengenüberschreitung

Es gilt § 8 des Rahmenleistungsvertrages.

5.                                     Leistungsumfang, Mengengerüst

5.1                              Inhouse-Einrichtungen

Bei Einrichtungen des Leistungsnehmers, die sich auf Flächen befinden, die der Leistungsnehmer nach dem Term Sheet Nr. 4 angemietet hat (nachfolgend “Inhouse-Einrichtungen” genannt), wird die Menge der vom Leistungsnehmer verbrauchten Energie durch Multiplikation der spezifischen Anschlußwerte der BK-Einrichtungen mit der Anzahl der jeweils betriebenen BK-Einrichtungen berechnet.

5.2                              Outdoor-Einrichtungen

Einrichtungen des Leistungsnehmers, die sich nicht auf Flächen befinden, die der Leistungsnehmer vom Leistungsgeber nach dem Term Sheet Nr. 4 angemietet hat

TS DTAG NR. 5 ENERGIE - BAYERN - HENGELER MUELLER

(wie z.B. Verstärkerpunkte) (nachfolgend “Outdoor-Einrichtungen” genannt), werden in der Regel vom zuständigen EVU örtlich direkt versorgt und dort mittels eines Zählers erfaßt. Soweit die gelieferte Energie nicht mittels eines Zählers erfaßt wird, gilt Ziffer 5.1 entsprechend.

6.                                     Vergütung

6.1                                 Die Vergütung nach diesem Term Sheet ergibt sich bis zum 31. Dezember 2002 aus der Anlage 1 (a). Mit Wirkung ab dem 1. Januar 2003 bis zum Ablauf von einem Vertragsjahr ab dem Änderungsstichtag (wie in der Vorbemerkung des Rahmenleistungsvertrages definiert), nicht jedoch vor Ablauf des jeweiligen Monatsendes (dieser Zeitraum nachfolgend “Pauschalvergütungszeitraum” genannt) wird die Vergütung pauschal vereinbart. Sie beträgt Euro 5.116.749,72 (in Worten: Euro Fünf Millionen Einhundertsechzehntausend Siebenhundertneunundvierzig und 72/100) pro Kalenderjahr (nachfolgend “Pauschalvergütung” genannt). Die Pauschalvergütung ist, vorbehaltlich etwaiger Veränderungen des Leistungsumfangs durch teilweise Beendigung des Leistungsverhältnisses oder Ausdehnung des Leistungsumfangs der Mietflächen (insbesondere Ziffer 2.2.2 des Term Sheets Nr. 4 sowie Ziffern 11.2 und 11.3 unten), unabhängig von der Zahl und Art der Standorte und der dort versorgten Inhouse- oder Outdoor-Einrichtungen. Soweit sich jedoch der Vorleistungspreis (wie in Ziffer 6.3 definiert) erhöht bzw. senkt, ist die Pauschalvergütung um den jeweiligen Betrag der Erhöhung bzw. Senkung zu erhöhen bzw. zu senken.

6.2                                 Zur Überprüfung der Pauschalvergütung gemäß Ziffer 6.1 werden die Leistungsbeteiligten einvernehmlich nach Maßgabe der folgenden Sätze alle tatsächlich nach diesem Term Sheet genutzten Standorte und die dort versorgten Inhouse- oder Outdoor-Einrichtungen bestimmen. Zu diesem Zweck wird der Leistungsgeber die Standorte unter Zugrundelegung der diesem Term Sheet als Anlage 1 (b) beigefügten Tabelle und unter Berücksichtigung von Ziffer 6.3 überprüfen und dem Leistungsnehmer die vollständige Tabelle, auf der sämtliche Standorte aufgeführt sind (nachfolgend auch “Standortaufstellung Leistungsgeber” genannt), bis zum Ablauf von 21 Monaten nach dem Änderungsstichtag zukommen lassen. Bei der Erstellung der Standortaufstellung Leistungsgeber wird der Leistungsgeber insbesondere prüfen, ob bestimmte Standorte, die bei der Berechnung der Pauschalvergütung zugrunde gelegt wurden, nach Anzahl bzw. Leistungsumfang nicht den tatsächlichen Leistungen entsprechen, entweder, weil an bestimmten, bei der Berechnung der Pauschalvergütung zugrunde gelegten Standorten tatsächlich am Änderungsstichtag keine oder hinsichtlich der Zahl der versorgten Einrichtungen abweichende Leistungen erbracht wurden oder, weil der Leistungsgeber am Änderungsstichtag an weiteren, bei der Berechnung der Pauschalvergütung bislang nicht zugrunde gelegten Standorten Leistungen erbracht hat. Der Leistungsnehmer wird dem Leistungsgeber bis zum Ablauf von drei Monaten nach Erhalt der Standortaufstellung Leistungsgeber schriftlich mitteilen, ob er Einwendungen gegen die Standortaufstellung Leistungsgeber hat, und welche dies sind. Dabei gelten jedoch die in der Anlage 2 aufgeführten Parameter als vereinbart, so daß sich die Einwendungen des Leistungsnehmers gegen die Standortaufstellung Leistungsgeber nicht auf die in der Anlage 2 aufgeführten Parameter beziehen können. Auf Verlangen des Leistungsnehmers ist die Frist von drei Monaten einvernehmlich zu verlängern, maximal um bis zu sechs Monate.

Bestehen Einwendungen des Leistungsnehmers gegen die Standortaufstellung Leistungsgeber, werden sich die Leistungsbeteiligten bemühen, etwaige Meinungsverschiedenheiten so schnell wie möglich beizulegen. Können sich die Leistungsbeteiligten nicht bis zum Ablauf von drei Monaten, nach dem der Leistungsnehmer seine Einwendungen gegenüber dem Leistungsgeber geltend gemacht hat, über die Standortaufstellung einigen, entscheidet auf Anrufung einer der Parteien der Schiedsgutachter nach § 3.2 des Rahmenleistungsvertrages. Dieser kann bei Bedarf einen Sachverständigen hinzuziehen oder die Leistungsbeteiligten auffordern, entsprechende Nachweise für die Nutzung der Standorte und/oder etwaige Einwendungen vorzulegen. Im Streitfalle wird er die gesetzlichen Beweislastregeln beachten. Er ist jedoch nur berechtigt, über solche Punkte der Aufstellung zu entscheiden, gegen die der Leistungsnehmer bis zum Ablauf von drei Monaten nach Erhalt der Standortaufstellung Leistungsgeber, im Falle der Fristverlängerung innerhalb der verlängerten Frist, Einwendungen erhoben hat. Nach der Einigung über die endgültige Aufstellung sämtlicher Standorte bzw. nach der Entscheidung des Schiedsgutachters ist die endgültige Aufstellung  diesem Term Sheet als neue Anlage 1 (b) beizufügen (die neue Anlage “endgültige Mietflächenaufstellung” genannt). Mit Wirkung ab dem Ablauf des Pauschalvergütungszeitraumes gilt Ziffer 6.1 Satz 2 bis 5 mit der Maßgabe, daß die Vergütung der Summe entspricht, die sich aus der endgültigen Standortaufstellung ergibt (einschließlich der Bearbeitungspauschale von 5%). Nach der Einigung über die endgültige Standortaufstellung bzw. der Entscheidung des Schiedsgutachters sind etwaige Über- oder Unterzahlungen seit dem Ablauf des Pauschalvergütungszeitraumes unverzüglich auszugleichen. Etwaige Unterschiedsbeträge sind ab dem Ablauf des Pauschalvergütungszeitraumes mit 4% über dem Basiszinssatz zu verzinsen.

6.3                                 Die Vergütung für die nach diesem Term Sheet geleisteten Energie entspricht jeweils der vom Leistungsgeber für Leistungen an die jeweiligen Vorlieferanten gezahlten Entgelte (in diesem Term Sheet “Vorleistungspreis” gernannt) zuzüglich einer Bearbeitungspauschale von 5%. Es handelt sich dabei um Beträge, die sich aus den beim Leistungsgeber entstandenen angemessene Kosten für Energie, Raumlufttechnik (RLT), gesicherte Energieversorgung (GEV) und den ermittelten Anschlusswerten der von dem Leistungsnehmer betriebenen Technikmodule errechnen; bei Streitigkeiten über die Angemessenheit der Kosten entscheidet der Schiedsgutachter gemäß § 3.2 des Rahmenleistungsvertrages. Die Bearbeitungspauschale unterliegt nicht der Anpassung nach § 3.2 des Rahmenleistungsvertrages. Im übrigen gelten für die Berechnung der anteilig vom Leistungsnehmer zu zahlende Vergütung die in der Anlage 2 aufgeführten Parameter. Soweit die in der Anlage 2 aufgeführten Parameter jedoch auch der Berechnung des Vorleistungspreises zugrunde liegen, ist die Anlage 2 entsprechend anzupassen, wenn sich die entsprechenden Parameter für die Berechnung des Vorleistungspreises in angemessener Weise ändern.

7.                                     Leistungsabrechnung

Die Leistungsbeteiligten werden sich in dem Service Level Agreement (§ 2.2 des Rahmenleistungsvertrages) auf ein Rechnungsmuster einigen.

8.                                     Einzelabruf der Leistungen

Nicht anwendbar.

9.                                     Lieferung, Leistungsort, Leistungszeit

Die Energie wird an dem Ort der jeweiligen technischen Einrichtung des Leistungsnehmers bereitgestellt.

10.                              Qualität, Qualitätsprüfung

Die Qualität der vom Leistungsgeber zur Verfügung gestellten Energie entspricht der Qualität der von dem jeweiligen Vorlieferanten gelieferten Energie bzw. dem als Anlage 1 zum Term Sheet Nr. 4 beigefügten Produkt-Katalog, soweit anwendbar.

11.                               Laufzeit, Kündigung

11.1                           Die Laufzeit dieses Term Sheets ergibt sich für Inhouse-Einrichtungen nach der Ziffer 11.2 und für Outdoor-Einrichtungen nach der Ziffer 11.3.

11.2                           Für Inhouse-Einrichtungen entspricht die Laufzeit dieses Term Sheets der Laufzeit des Term Sheets Nr. 4. Die teilweise Beendigung des Leistungsverhältnisses nach dem Term Sheet Nr. 4, insbesondere durch Separierung, Teilkündigung oder Außerbetriebnahme der Mietfläche gemäß Ziffern 2.3, 11.2 und 11.3 des Term Sheets Nr. 4 gilt in diesen Fällen auch als entsprechende teilweise Beendigung des Leistungsverhältnisses dieses Term Sheets. Die gesonderte teilweise oder vollständige Kündigung dieses Term Sheets, auch aus wichtigem Grund, ist ausgeschlossen, soweit sie sich auf Inhouse-Einrichtungen bezieht.

11.3                           In bezug auf Outdoor-Einrichtungen läuft das Term Sheet auf unbestimmte Zeit und kann von beiden Leistungsbeteiligten gekündigt werden. Die Kündigungsfrist beträgt für den Leistungsnehmer sechs Monate und für den Leistungsgeber 12 Monate, jeweils zum Monatsende. Zusätzlich ist der Leistungsnehmer berechtigt, die Energieversorgung für Outdoor-Einrichtungen nach diesem Term Sheet für einzelne Standorte mit einer Frist von 6 Monaten zum Monatsende zu kündigen (Teilkündigung). Etwaige mit der Teilkündigung verbundene Kosten trägt der Leistungsnehmer. Die vom Leistungsnehmer gemäß Ziffer 6 zu entrichtende Vergütung reduziert sich ab dem Zeitpunkt des Wirksamwerdens der Kündigung entsprechend. Das Recht beider Parteien zu einer außerordentlichen Kündigung des Term Sheets bleibt unberührt, soweit sie sich auf Outdoor-Einrichtungen bezieht.

11.4                           Mit Wirksamwerden einer teilweisen Beendigung des Leistungsverhältnisses, insbesondere durch entsprechende Beendigung des Leistungsverhältnisses nach dem Term Sheet Nr. 4 (Ziffer 11.2 oben) oder durch Teilkündigung (Ziffer 11.3 oben) reduziert sich die vom Leistungsnehmer gemäß Ziffer 6.1 zu entrichtende Vergütung. Der Betrag der Reduzierung ergibt sich aus Ziffer 6.3. Bei Streitigkeiten über den Betrag der Reduzierung entscheidet der Schiedsgutachter gemäß § 3 des Rahmenleistungsvertrages.

12.                              Ansprechpartner

Die jeweiligen Ansprechpartner werden im Rahmen der gemäß § 2.2 des Rahmenvertrages zu vereinbarenden Service Level Agreements bestimmt.

13.                              Sonstiges

Nicht anwendbar.

Verzeichnis der Anlagen zu diesem Term Sheet:

Anlage 1 (a)                                                                             Vergütung bis zum 31. Dezember 2002

Anlage 1 (b)                                                                            Muster für Standortaufstellung Leistungsgeber (zu ersetzen durch endgültige Standortaufstellung)

Anlage 2                                                                                              Parameter der Leistungsberechnung

Anlage 3                                                                                             Schaubild zum TS Netzinfrastruktur “Energie für BK-Technik”

Ort, Datum

Deutsche Telekom AG

Deutsche Telekom AG

Kabel Bayern GmbH & Co. KG